UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐  Preliminary Proxy Statement.

☐  Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒  Definitive Proxy Statement.

☐  Definitive Additional Materials.

☐  Soliciting Material Pursuant to §240.14a-12.

SEASONS SERIES TRUST

SUNAMERICA SERIES TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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SEASONS SERIES TRUST

SUNAMERICA SERIES TRUST

P.O. Box 54299

Los Angeles, California 90054-0299

February 18, 2014

Dear Contract Owner:

A special joint meeting (the “Meeting”) of the shareholders of the Seasons Series Trust (“SST”) and the SunAmerica Series Trust (“SAST”) (SST and SAST may be referenced to herein as a “Trust” and collectively as the “Trusts”) will be held at the offices of SunAmerica Asset Management, LLC, The Woodson Tower Building, Meeting Room 1, 2919 Allen Parkway, Houston, Texas 77019, at 2:00 p.m. Central Time, on Monday, March 24, 2014, or at any adjournment(s) or postponement(s) thereof. As an owner of a variable annuity contract or variable life insurance contract (each, a “Variable Contract”) investing in one or more of the investment portfolios of the Trusts (each, a “Portfolio” and collectively, the “Portfolios”), you have the right to instruct the life insurance company that issued your Variable Contract as to the manner in which the shares of a Portfolio attributable to your Variable Contract should be voted.

At the Meeting, shareholders will be asked to consider and vote on a proposal to elect nominees as members of the Board of Trustees of each Trust (the “Board” and the members of which are referred to as “Trustees”) and proposals that relate to the governance and management of the Trusts and each of the Portfolios (each, a “Proposal” and collectively, the “Proposals”). For the reasons explained in the accompanying proxy statement, SunAmerica Asset Management, LLC (“SAAMCo”), the Portfolios’ investment adviser, and the Board recommend that you vote in favor of each of the Proposals applicable to your Portfolio(s). The Proposals are listed below.

•	To elect seven (7) Trustees to the Board of each Trust (to be voted on by the investors in all Portfolios of each Trust voting together).

•	To amend and restate the declaration of trust of each Trust (to be voted on by the investors in all Portfolios of each Trust voting together).

•

To change the fundamental policies of the Portfolios (to be voted on by investors in each Portfolio of each Trust, except the VCPSM Value Portfolio and VCP Total Return BalancedSM Portfolio of SAST, voting with regard to their Portfolio).

•

To change the classification under the Investment Company Act of 1940 of the Real Estate Portfolio of SAST from a diversified fund to a non-diversified fund (to be voted on by investors in the Real Estate Portfolio of SAST voting with regard to that Portfolio).

•	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

As an owner of a Variable Contract who indirectly invests in one or more of the Portfolios, you are being asked to provide voting instructions on each applicable Proposal. The Board of each Trust has determined that each of the Proposals is in the best interests of the Trust and each Portfolio to which it applies, its shareholders and owners of Variable Contracts such as you and unanimously recommends that you vote in favor of each Proposal relating to your Portfolio(s).

To ensure that your instructions are counted, please:

•	Mark your votes on the enclosed Voting Instruction Form.

•	Sign and mail your Voting Instruction Form promptly to:

Proxy Tabulator, P.O. Box 859232, Boston, Massachusetts 02185-9919.

•	You may also vote by telephone by calling 1-800-830-3542 or on the Internet at www.2voteproxy.com/sunamerica.

If you have any questions about the Proposals, please call 1-800-445-7862 between the hours of 5:00 a.m. and 5:00 p.m. Pacific Time or 8:00 a.m. and 8:00 p.m. Eastern Time, Monday through Friday.

Sincerely,

Peter A. Harbeck
President and Chief Executive Officer
SunAmerica Asset Management, LLC

SEASONS SERIES TRUST

SUNAMERICA SERIES TRUST

P.O. Box 54299

Los Angeles, California 90054-0299

NOTICE OF SPECIAL JOINT MEETING OF SHAREHOLDERS

TO BE HELD ON MONDAY, MARCH 24, 2014

NOTICE IS HEREBY GIVEN that a special joint meeting (the “Meeting”) of the shareholders of each of the various investment portfolios listed below (each, a “Portfolio” and collectively, the “Portfolios”) will be held at the offices of SunAmerica Asset Management, LLC, The Woodson Tower Building, Meeting Room 1, 2919 Allen Parkway, Houston, Texas 77019, at 2:00 p.m. Central Time, on Monday, March 24, 2014, or at any adjournment(s) or postponement(s) thereof, for the following purposes:

1.

To elect seven (7) Trustees to the Board of Trustees (the “Board”) of each of Seasons Series Trust (“SST”) and SunAmerica Series Trust (“SAST”) (SST and SAST may be referenced herein as a “Trust”) (To be voted on by all Portfolios of each Trust voting together).

2.	To amend and restate the declaration of trust of each Trust (To be voted on by all Portfolios of each Trust voting together).

3.

To adopt, revise or eliminate the fundamental policies of the Portfolios (To be voted on by each Portfolio of each Trust, except VCPSM Value Portfolio and VCP Total Return BalancedSM Portfolio of SAST).

4.

To change the classification under the Investment Company Act of 1940 of the Real Estate Portfolio of SAST from a diversified fund to a non-diversified fund (To be voted on by the Real Estate Portfolio of SAST only).

5.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Separate accounts (the “Separate Accounts”) of American General Life Insurance Company and The United States Life Insurance Company in The City of New York (each, an “Insurance Company” and collectively, the “Insurance Companies”) are the principal shareholders of the Portfolios. The Separate Accounts serve as investment options for variable life insurance contracts and variable annuity contracts (each, a “Variable Contract”) issued by the Insurance Companies. Certain Portfolios that are operated as “funds-of-funds” also hold shares of other Portfolios.

The Board of each Trust has set December 31, 2013 as the date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting. Owners of (or beneficiaries or annuitants under) Variable Contracts at the close of business on the Record Date have the right to instruct the Insurance Company that issued their contract as to the manner in which shares of one or more Portfolios attributable to their Variable Contract should be voted. Therefore, each Insurance Company will vote the shares of the Portfolios held by its Separate Accounts at the Meeting in accordance with timely instructions received from such owners of (or such beneficiaries or annuitants under) the Variable Contracts it issued. A Proxy Statement is attached to this Notice that describes the matters to be voted upon at the Meeting or any adjournment(s) or postponement(s) thereof, and a Voting Instruction Form is enclosed for you to provide your voting instructions to your Insurance Company.

Your voting instructions on these proposals are important. Please provide your voting instructions as soon as possible to save the expense of additional solicitations. You can vote quickly and easily by completing and mailing the enclosed Voting Instruction Form, or by telephone or on the Internet. Please follow the instructions

i

that appear on your enclosed Voting Instruction Form to ensure your voting instructions are properly and timely recorded.

Important Notice Regarding the Availability of Proxy Materials for the Meeting: This notice and the accompanying proxy statement are available on the Internet at www.2voteproxy.com/sunamerica.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES

AND FOR EACH OF THE PROPOSALS RELATING TO YOUR PORTFOLIO.

By order of the Board of Trustees,

Nori L. Gabert
Secretary
Houston, Texas
February 18, 2014

ii

Portfolios Holding Special Joint Meeting of Shareholders on Monday, March 24, 2014

Seasons Series Trust	SunAmerica Series Trust

Allocation Balanced Portfolio

Allocation Growth Portfolio

Allocation Moderate Growth Portfolio

Allocation Moderate Portfolio

Asset Allocation: Diversified Growth Portfolio

Cash Management Portfolio

Diversified Fixed Income Portfolio

Focus Growth Portfolio

Focus Value Portfolio

International Equity Portfolio

Large Cap Growth Portfolio

Large Cap Value Portfolio

Mid Cap Growth Portfolio

Mid Cap Value Portfolio

Multi-Managed Growth Portfolio

Multi-Managed Income Portfolio

Multi-Managed Income/Equity Portfolio

Multi-Managed Moderate Growth Portfolio

Real Return Portfolio

Small Cap Portfolio

Stock Portfolio

Aggressive Growth Portfolio

Alliance Growth Portfolio

American Funds® Asset Allocation SAST Portfolio

American Funds® Global Growth SAST Portfolio

American Funds® Growth SAST Portfolio

American Funds® Growth-Income SAST Portfolio

Balanced Portfolio

Blue Chip Growth Portfolio

Capital Growth Portfolio

Cash Management Portfolio

Corporate Bond Portfolio

Davis Venture Value Portfolio

“Dogs” of Wall Street Portfolio

Emerging Markets Portfolio

Equity Index Portfolio

Equity Opportunities Portfolio

Foreign Value Portfolio

Fundamental Growth Portfolio

Global Bond Portfolio

Global Equities Portfolio

Growth-Income Portfolio

Growth Opportunities Portfolio

High-Yield Bond Portfolio

International Diversified Equities Portfolio

International Growth and Income Portfolio

Marsico Focused Growth Portfolio

MFS® Massachusetts Investors Trust Portfolio

MFS® Total Return Portfolio

Mid-Cap Growth Portfolio

Real Estate Portfolio

Small & Mid Cap Value Portfolio

Small Company Value Portfolio

SunAmerica Dynamic Allocation Portfolio

SunAmerica Dynamic Strategy Portfolio

Technology Portfolio

Telecom Utility Portfolio

Total Return Bond Portfolio

VCPSM Managed Asset Allocation SAST Portfolio

VCP Total Return BalancedSM Portfolio

VCPSM Value Portfolio

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OVERVIEW OF THE PROPOSALS – QUESTIONS & ANSWERS

Why did you send me this booklet?

You were sent this proxy statement (the “Proxy Statement”) because you are an owner of a variable annuity contract or variable life insurance contract (each, a “Variable Contract”) issued by American General Life Insurance Company or The United States Life Insurance Company in The City of New York (each, an “Insurance Company” and collectively, the “Insurance Companies”) and you are indirectly invested in one or more of the investment portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Seasons Series Trust (“SST”) or the SunAmerica Series Trust (“SAST”) (SST and SAST may be referenced to herein as a “Trust” and collectively as the “Trusts”). As such, you have the right to give voting instructions on shares of a Portfolio that are attributable to your Variable Contract, if your voting instructions are properly submitted and received prior to the special joint meeting (the “Meeting”) of the shareholders of each Trust to be held at the offices of SunAmerica Asset Management, LLC, The Woodson Tower Building, Meeting Room 1, 2919 Allen Parkway, Houston, Texas 77019, at 2:00 p.m. Central Time, on Monday, March 24, 2014, or at any adjournment(s) or postponement(s) thereof.

Who is eligible to vote?

Shareholders directly or indirectly invested in shares of a Portfolio as of December 31, 2013 are eligible to vote or instruct their Insurance Company as to how to vote their shares.

Shares of certain Portfolios are held by other Portfolios that are operated as “funds-of-funds” under the 1940 Act. The Portfolios that are “funds-of-funds” do not pass through the voting rights with respect to their underlying Portfolios through to the contract holders that own their shares. Those Portfolios will vote their shares of the underlying Portfolios according to their own proxy voting policies.

What is the purpose of the Meeting?

The Board of Trustees of each Trust (the “Board” and the members of which are referred to as “Trustees”) called the Meeting to present several proposals (each, a “Proposal” and collectively, the “Proposals”) to shareholders of the Portfolios for their approval, including a Proposal to elect nominees as Trustees of each Trust and Proposals that relate to the governance and management of the Trusts and each of the Portfolios. The Proposals that relate to governance and management of the Trusts and each of the Portfolios are intended to streamline, increase the flexibility of and otherwise improve the operations of the Trusts and each of the Portfolios. The Board believes that approval of each of the Proposals is in the best interests of the Trusts and the Portfolios to which each relates, as well as being in the best interests of shareholders and owners of Variable Contracts indirectly invested in each Portfolio. Therefore, SunAmerica Asset Management, LLC, the Portfolios’ investment adviser (“SAAMCo”), and the Board unanimously recommend that you vote in favor of each Proposal.

How does the Board recommend I vote?

The Board recommends that you vote FOR each of the nominees and FOR each of the Proposals.

Who are the nominees for Trustee that shareholders of the Trusts are being asked to elect in Proposal 1?

There are seven nominees. They are: Messrs. Carl D. Covitz, Gilbert T. Ray, Allan L. Sher, Bruce G. Willison, Garrett F. Bouton, and Peter A. Harbeck, and Ms. Jane Jelenko. With the exception of Mr. Harbeck, all nominees currently serve on the Board.

Why are the shareholders being asked to approve an Amended and Restated Declaration of Trust for their Trusts in Proposal 2?

Each Trust was formed in the 1990’s under a declaration of trust (each, an “Existing Declaration”) that has not been amended since that time. SAAMCo and the Board of each Trust believe that the Existing Declaration for the Trust contains many outmoded provisions and does not provide the Board with the flexibility to

1

govern the Trust that more modern declarations of trust provide. Accordingly, the Board of each Trust is proposing the amendment and restatement of the Trust’s Declaration of Trust for shareholder approval in order to facilitate more efficient management of each Trust and the Portfolios by providing a more modern Declaration with greater flexibility to govern each Trust. Under the terms of each Existing Declaration, approval of the Trust’s shareholders is necessary to amend the Existing Declaration in this manner. Therefore, the Board of each Trust is asking shareholders of the Trust to approve the Amended and Restated Declaration of Trust (the “New Declaration”) by approving Proposal 2.

Why are shareholders of each Portfolio (except the VCP Total Return BalancedSM Portfolio and the VCPSM Balanced Portfolio of SAST (the “VCPSM Portfolios”)) being asked to approve the adoption, revision or removal of certain fundamental investment policies for their Portfolio(s) in Proposal 3?

Each Portfolio has adopted certain investment policies that cannot be changed without shareholder approval. The Board has proposed that these restrictions be standardized, to the extent practicable, to simplify compliance monitoring and to provide additional flexibility for the Portfolios. Also, the Board has determined that certain existing restrictions should be removed or revised due to the development of new practices or changes in applicable law. In addition, the Board has determined that certain Portfolios should adopt certain investment restrictions that are required by the 1940 Act to be fundamental. To the extent the Portfolios engage in new investment practices, the Portfolios may be subject to additional risks. SAAMCo has advised the Board that, with limited exceptions as described in the Proxy Statement, the proposed additions and revisions to, and removal of, fundamental policies are not expected to materially affect the manner in which a Portfolio’s investment program is being conducted at this time. Before a material change is made in a Portfolio’s investment practices in response to the revised policies, the Board will be consulted and the Portfolio’s prospectus or statement of additional information will be revised to disclose the change and, as applicable, any additional risks.

The VCPSM Portfolios are not voting on Proposal 3 because they have already adopted fundamental policies that provide the desired flexibility.

Why are shareholders of the Real Estate Portfolio of SAST being asked to approve the change in classification of the Portfolio from a diversified fund to a non-diversified fund?

The 1940 Act requires a mutual fund to state whether it is diversified or non-diversified, and requires any change from diversified to non-diversified status to be approved in advance by fund shareholders. Although most real estate funds are non-diversified, the Portfolio is currently classified as a “diversified” fund. The Portfolio’s subadviser, Pyramis Global Advisors, LLC (“Pyramis”), requests the change to the Portfolio’s status in order to increase Pyramis’s flexibility to manage the Portfolio according to the investment policies and strategies for its other real estate portfolios. Pyramis has advised SAAMCo that the Portfolio’s benchmark index, the MSCI U.S. REIT Index, is heavily weighted to certain constituents. In particular, the 25% limit restricts Pyramis’s ability to weight certain securities in the portfolio to the level Pyramis would ideally prefer and in accordance with its level of conviction in those companies. Accordingly, the Adviser, at the recommendation of Pyramis, proposes to change the classification of the Portfolio from a “diversified” fund to a non-diversified fund to allow this investment flexibility for the benefit of the Portfolio’s shareholders.

Does the approval of any Proposal depend on the approval of any other Proposal(s) or upon other events?

Certain of the changes reflected in the New Declaration set forth as Proposals 2A, 2B and 2C are being submitted for a separate vote by the shareholders of each Trust. The remaining changes will be voted on as one proposal, Proposal 2D. In order for any of the four proposals to become effective for a Trust, each of them must be approved by shareholders of that Trust. Therefore, if one or more of these four proposals are not approved by shareholders of a Trust, none of them will be implemented for that Trust. That is, the New Declaration will not be considered to be approved by the shareholders of the Trust and will not be adopted by the Trust. Approval of each other Proposal does not depend on the approval of any other Proposal.

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What if I have questions regarding a Proposal?

If you have questions regarding a Proposal, please feel free to call 1-800-445-7862 between the hours of 5:00 a.m. and 5:00 p.m. Pacific Time or 8:00 a.m. and 8:00 p.m. Eastern Time, Monday through Friday.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES

AND FOR EACH OF THE PROPOSALS.

3

SEASONS SERIES TRUST

SUNAMERICA SERIES TRUST

P.O. Box 54299

Los Angeles, California 90054-0299

JOINT PROXY STATEMENT

This joint proxy statement (the “Proxy Statement”) is being furnished on behalf of the Board of Trustees (the “Board” and the members of which are referred to as “Trustees”) of each of Seasons Series Trust (“SST”) and SunAmerica Series Trust (“SAST”) (SST and SAST may be referenced to herein as a “Trust” and collectively as the “Trusts”) in connection with the special joint meeting of shareholders of each of the various investment portfolios of the Trusts listed in the accompanying Notice of Special Joint Meeting of Shareholders (each, a “Portfolio” and collectively, the “Portfolios”) to be held at the offices of SunAmerica Asset Management, LLC, The Woodson Tower Building, Meeting Room 1, 2919 Allen Parkway, Houston, Texas 77019, at 2:00 p.m. Central Time, on Monday, March 24, 2014, or at any adjournment(s) or postponement(s) thereof (the “Meeting”). This Proxy Statement and attached materials are being mailed on or about February 18, 2014.

Shares of the Portfolios are principally held by separate accounts (the “Separate Accounts”) of American General Life Insurance Company and The United States Life Insurance Company in The City of New York (each, an “Insurance Company” and collectively, the “Insurance Companies”) as investment options under certain variable life insurance contracts and variable annuity contracts (together, the “Variable Contracts”) issued by the Insurance Companies. The Insurance Companies purchase and redeem the shares of the Portfolios in response to instructions from owners of Variable Contracts and are the owners of such shares held in their Separate Accounts, with the Separate Accounts being shareholders of record. Certain Portfolios that are operated as “funds-of-funds” also hold shares of other Portfolios.

In accordance with current law, the Insurance Companies, in effect, pass along their voting rights to the owners of their Variable Contracts. As an owner of a Variable Contract issued by one of the Insurance Companies, you are being sent this Proxy Statement because your Insurance Company is seeking instructions as to how you wish it to vote the shares of the Portfolios held by the Separate Account in which your Variable Contract value is invested. Each Insurance Company will vote the shares of the Portfolios held by its Separate Accounts at the Meeting in accordance with timely instructions received from persons entitled to give voting instructions under the Variable Contracts.

For ease of reference, throughout the enclosed Proxy Statement, Variable Contract owners may be referred to as “shareholders” of the Portfolios.

The purpose of the Meeting is for shareholders to consider and vote on the proposals affecting the Portfolios listed below (each, a “Proposal” and collectively, the “Proposals”) and as more fully described herein (not all Proposals apply to each Portfolio).

1.	To elect seven (7) Trustees to the Board of each Trust (To be voted on by all Portfolios of each Trust voting together).

2.	To amend and restate the declaration of trust of each Trust (To be voted on by all Portfolios of each Trust voting together).

3.

To adopt, revise or eliminate the fundamental policies of the Portfolios (To be voted on by each Portfolio of each Trust, except VCPSM Value Portfolio and VCP Total Return BalancedSM Portfolio of SAST, as identified in the table beginning on page 3).

4.

To change the classification under the Investment Company Act of 1940 (the “1940 Act”) of the Real Estate Portfolio of SAST from a diversified fund to a non-diversified fund (To be voted on by the Real Estate Portfolio of SAST only).

5.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Accompanying this Proxy Statement is a Voting Instruction Form for owners of Variable Contracts to use to instruct the Insurance Company that issued their Variable Contract how to vote at the Meeting. The Board has set December 31, 2013 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting.

SUMMARY OF PROPOSALS AND PORTFOLIOS VOTING

The following chart shows the Proposals that shareholders of each of the Portfolios will be asked to vote on at the Meeting. Exhibit G to this Proxy Statement lists the specific investment restrictions on which shareholders are being asked to vote.

Portfolio	Proposal No. 1 – To Elect Board Members	Proposal No. 2 – To Approve Amended and Restated Declaration of Trust	Proposal No. 3 – To Adopt, Revise or Eliminate Fundamental Investment Policies*	Proposal No. 4 – To Change Classification of Real Estate Portfolio from Diversified to Non- Diversified
SAST – Aggressive Growth Portfolio	•	•	•	N/A
SAST – Alliance Growth Portfolio	•	•	•	N/A
SAST – American® Funds Asset Allocation SAST Portfolio*	•	•	•	N/A
SAST – American® Funds Global Growth SAST Portfolio*	•	•	•	N/A
SAST – American® Funds Growth SAST Portfolio*	•	•	•	N/A
SAST – American® Funds Growth-Income SAST Portfolio*	•	•	•	N/A
SAST – Balanced Portfolio	•	•	•	N/A
SAST – Blue Chip Growth Portfolio	•	•	•	N/A
SAST – Capital Growth Portfolio	•	•	•	N/A
SAST – Cash Management Portfolio	•	•	•	N/A
SAST – Corporate Bond Portfolio	•	•	•	N/A
SAST – Davis Venture Value Portfolio	•	•	•	N/A
SAST – “Dogs” of Wall Street Portfolio	•	•	•	N/A
SAST – Emerging Markets Portfolio	•	•	•	N/A
SAST – Equity Index Portfolio	•	•	•	N/A
SAST – Equity Opportunities Portfolio	•	•	•	N/A

Portfolio	Proposal No. 1 – To Elect Board Members	Proposal No. 2 – To Approve Amended and Restated Declaration of Trust	Proposal No. 3 – To Adopt, Revise or Eliminate Fundamental Investment Policies*	Proposal No. 4 – To Change Classification of Real Estate Portfolio from Diversified to Non- Diversified
SAST – Foreign Value Portfolio	•	•	•	N/A
SAST – Fundamental Growth Portfolio	•	•	•	N/A
SAST – Global Bond Portfolio	•	•	•	N/A
SAST – Global Equities Portfolio	•	•	•	N/A
SAST – Growth-Income Portfolio	•	•	•	N/A
SAST – Growth Opportunities Portfolio	•	•	•	N/A
SAST – High-Yield Bond Portfolio	•	•	•	N/A
SAST – International Diversified Equities Portfolio	•	•	•	N/A
SAST – International Growth and Income Portfolio	•	•	•	N/A
SAST – Marsico Focused Growth Portfolio	•	•	•	N/A
SAST – MFS® Massachusetts Investors Trust Portfolio	•	•	•	N/A
SAST – MFS® Total Return Portfolio	•	•	•	N/A
SAST – Mid-Cap Growth Portfolio	•	•	•	N/A
SAST – Real Estate Portfolio	•	•	•	•
SAST – Small & Mid Cap Value Portfolio	•	•	•	N/A
SAST – Small Company Value Portfolio	•	•	•	N/A
SAST – SunAmerica Dynamic Allocation Portfolio	•	•	•	N/A
SAST – SunAmerica Dynamic Strategy Portfolio	•	•	•	N/A
SAST – Technology Portfolio	•	•	•	N/A

Portfolio	Proposal No. 1 – To Elect Board Members	Proposal No. 2 – To Approve Amended and Restated Declaration of Trust	Proposal No. 3 – To Adopt, Revise or Eliminate Fundamental Investment Policies*	Proposal No. 4 – To Change Classification of Real Estate Portfolio from Diversified to Non- Diversified
SAST – Telecom Utility Portfolio	•	•	•	N/A
SAST – Total Return Bond Portfolio	•	•	•	N/A
SAST – VCPSM Managed Asset Allocation SAST Portfolio*	•	•	•	N/A
SAST – VCP Total Return BalancedSM Portfolio	•	•	N/A	N/A
SAST – VCPSM Value Portfolio	•	•	N/A	N/A
SST – Allocation Balanced Portfolio	•	•	•	N/A
SST – Allocation Growth Portfolio	•	•	•	N/A
SST – Allocation Moderate Growth Portfolio	•	•	•	N/A
SST – Allocation Moderate Portfolio	•	•	•	N/A
SST – Asset Allocation: Diversified Growth Portfolio	•	•	•	N/A
SST – Cash Management Portfolio	•	•	•	N/A
SST – Diversified Fixed Income Portfolio	•	•	•	N/A
SST – Focus Growth Portfolio	•	•	•	N/A
SST – Focus Value Portfolio	•	•	•	N/A
SST – International Equity Portfolio	•	•	•	N/A
SST – Large Cap Growth Portfolio	•	•	•	N/A
SST – Large Cap Value Portfolio	•	•	•	N/A
SST – Mid Cap Growth Portfolio	•	•	•	N/A
SST – Mid Cap Value Portfolio	•	•	•	N/A
SST – Multi-Managed Growth Portfolio	•	•	•	N/A

Portfolio	Proposal No. 1 – To Elect Board Members	Proposal No. 2 – To Approve Amended and Restated Declaration of Trust	Proposal No. 3 – To Adopt, Revise or Eliminate Fundamental Investment Policies*	Proposal No. 4 – To Change Classification of Real Estate Portfolio from Diversified to Non- Diversified
SST – Multi-Managed Income Portfolio	•	•	•	N/A
SST – Multi-Managed Income/Equity Portfolio	•	•	•	N/A
SST – Multi-Managed Moderate Growth Portfolio	•	•	•	N/A
SST – Real Return Portfolio	•	•	•	N/A
SST – Small Cap Portfolio	•	•	•	N/A
SST – Stock Portfolio	•	•	•	N/A

*   American® Funds Asset Allocation SAST Portfolio, American® Funds Global Growth SAST Portfolio, American® Funds Growth SAST Portfolio, American® Funds Growth-Income SAST Portfolio and VCPSM Managed Asset Allocation SAST Portfolio are collectively referred to herein as the “SAST Master Feeder Portfolios.”

Copies of each Portfolio’s most recent Annual Report and Semi-Annual Report to shareholders will be furnished without charge upon request by writing to Seasons Series Trust or SunAmerica Series Trust, as applicable, at P.O. Box 54299, Los Angeles, California 90054-0299 or by calling the following number: 1-800-445-7862.

Important Notice Regarding the Availability of Proxy Materials for the Special Shareholders Meeting to be Held on Monday, March 24, 2014:

The notice and this proxy statement are available on the Internet at www.2voteproxy.com/sunamerica. Copies of each Portfolio’s most recent Annual Report to Shareholders and Semi-Annual Report to Shareholders are available on the Internet at https://www.sunamerica.com/fundprospectuses.

VOTING INFORMATION

General

SST and SAST are Massachusetts business trusts organized on October 10, 1995 and September 9, 1992, respectively. They are registered with the Securities and Exchange Commission (the “SEC”) under the 1940 Act as open-end management investment companies. SST currently offers 21 Portfolios. SAST currently offers 40 Portfolios. Shares of the Trusts are offered primarily to the Separate Accounts of the Insurance Companies as investment options under the Variable Contracts. Certain Portfolios that are operated as “funds-of-funds” hold shares of other Portfolios.

Voting by the Insurance Companies

The Separate Accounts are the primary shareholders of record of the Trusts. Each Separate Account is a segregated asset account established by an Insurance Company. All but one of the Separate Accounts are registered with the SEC under the 1940 Act as unit investment trusts. Net premiums paid by a Variable Contract owner may be allocated to one or more sub-accounts of each Separate Account that invest in shares of the Trusts. Each sub-account invests in a series of shares corresponding to a Portfolio, or another open-end management investment company.

Each Insurance Company will vote the shares of the Portfolios held by its Separate Account(s) at the Meeting in accordance with timely instructions received from persons entitled to give voting instructions under the Variable Contracts. All properly executed Voting Instruction Forms received by the issuing Insurance Company by the close of business on Friday, March 21, 2014 will be counted for purposes of voting at the Meeting.

The number of shares of beneficial interest in a Portfolio for which a Variable Contract owner may give voting instructions is equal to the number of shares, or fraction of shares, held in the Separate Account attributable to the owner’s Variable Contract on the Record Date. Each outstanding share of a Portfolio is entitled to one vote and each fractional share is entitled to a fractional vote.

Each Insurance Company will vote shares attributable to Variable Contracts as to which no voting instructions are received in proportion (for, against or abstain) to those for which instructions are received. If an executed Voting Instruction Form is received that does not specify a choice as to one or more of the Proposals, each Insurance Company will consider its timely receipt as an instruction to vote in favor of the Proposal(s). Consistent with the foregoing, voting instructions with respect to a Proposal to abstain will have the same effect as votes against a Proposal. In certain circumstances, an Insurance Company has the right to disregard voting instructions from owners of certain Variable Contracts, although each Insurance Company does not believe that these circumstances exist with respect to the matters to be voted on at the Meeting.

The Insurance Companies do not require that a specified number of Variable Contract owners submit voting instructions before the Insurance Companies will vote the shares of the Portfolios held by their respective Separate Accounts at the Meeting. Therefore, a small number of Variable Contract owners may determine whether or not a Proposal is approved. In determining to vote the shares of a Portfolio held by its Separate Account(s) at the Meeting, an Insurance Company, in its sole discretion, may consider such factors as (1) the percentage of votes represented by voting instructions received by the Insurance Company, and (2) the percentage of Variable Contracts represented by voting instructions received by the Insurance Company. When such determination has been made, the Insurance Company will vote the shares of the Portfolios held by its Separate Accounts as outlined in the paragraph above.

Voting by Funds-of-Funds

The SunAmerica Dynamic Allocation Portfolio and SunAmerica Dynamic Strategy Portfolio of SAST and the Allocation Growth Portfolio, Allocation Moderate Growth Portfolio, Allocation Moderate Portfolio and Allocation Balanced Portfolio of SST are structured as “funds-of-funds,” which means that they pursue their investment goals by investing in shares of other portfolios of SAST and SST (the “Underlying Portfolios”) as part of their investment strategies (collectively, the “Funds-of-Funds”). The Funds-of-Funds will vote the shares of the Underlying Portfolios according to the Funds-of-Funds’ proxy voting policies and procedures.

Solicitation of Voting Instructions

Voting instructions are being solicited by mail. Additional solicitations may be made by telephone or facsimile by officers or employees of an Insurance Company or its affiliates, who will not be separately compensated for such activities. The cost of the solicitation will generally be borne by the Trusts. These costs include the cost of preparing, printing and mailing the Proxy Statement, Voting Instruction Forms and other proxy materials and tabulating the voting instructions.

Variable Contract owners have three options for submitting voting instructions:

1.

Internet—the enclosed Voting Instruction Form includes directions for Variable Contract owners to cast their votes via the Internet at a website designed for this purpose. The required control number is printed on each Variable Contract owner’s Voting Instruction Form. Variable Contract owners who cast their votes via the Internet do not need to mail their Voting Instruction Form.

2.

Telephone—the enclosed Voting Instruction Form includes directions for Variable Contract owners to cast their votes over the telephone. The toll-free telephone number and required control number are printed on each Variable Contract owner’s Voting Instruction Form. Variable Contract owners who cast their votes over the telephone do not need to mail their Voting Instruction Forms.

3.

Mail—Variable Contract owners also may cast their votes by executing the enclosed Voting Instruction Form and mailing it in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

The Insurance Companies and the Trusts encourage Variable Contract owners to vote via the Internet or by telephone. Votes cast via the Internet or over the telephone are recorded immediately and there is no risk that postal delays will cause a Voting Instruction Form to arrive late and therefore not be counted. Variable Contract owners may revoke their voting instructions at any time prior to the close of business on Friday, March 21, 2014 by submitting a properly executed later-dated Voting Instruction Form.

Shareholder Information

As of the close of business on the Record Date, each of the Portfolios has the number of shares outstanding as set forth in Exhibit A (the “Outstanding Shares”), which in each case equals the number of votes that shareholders of the Portfolio are entitled to cast. Exhibit B lists the record and/or beneficial owners of 5% or more of the shares of each class of each Portfolio outstanding on the Record Date. As of the Record Date, there were no Variable Contract owners who beneficially owned a 5% or greater voting interest in any Portfolio, and officers and Trustees of the Trusts and members of their families, as a group, beneficially owned (i.e., as owners of Variable Contracts) less than 1% of each Portfolio’s shares. As of the Record Date, the Funds-of-Funds identified in Exhibit B owned more than 5% or greater voting interest in certain Underlying Portfolios.

Quorum

A quorum for the Meeting for a Trust occurs if a majority of the Outstanding Shares of that Trust entitled to vote at the Meeting are present in person or by proxy.

Required Vote

The affirmative vote of a majority of each Trust’s Outstanding Shares that are present in person or by proxy (voting as a group in each Trust) is required to elect each person nominated as a Trustee and to approve each amended and restated Declaration of Trust (Proposal 1 and Proposals 2A-2D). The affirmative vote of a majority (as defined in the 1940 Act) of a Portfolio’s Outstanding Shares (with all classes voting as a group) is needed to approve each of the other Proposals for that Portfolio. In the context of a Portfolio and Proposals 3A – 3J and Proposal 4, the 1940 Act defines a majority as the affirmative vote of the lesser of: (1) more than 50% of a Portfolio’s Outstanding Shares, or (2) 67% or more of a Portfolio’s Outstanding Shares present at the Meeting (in person or by proxy), if the holders of more than 50% of the Portfolio’s Outstanding Shares are present at the Meeting.

Adjournments

The Meeting may be adjourned by the chairman of the Meeting, whether or not a quorum of shareholders is then present at the Meeting. If the time and place for the adjourned meeting is announced at the Meeting, no further notice need be given if the Meeting is adjourned to a date not more than 120 days after the date originally fixed for the Meeting.

PROPOSAL 1

ELECTION OF TRUSTEES

SHAREHOLDERS OF ALL PORTFOLIOS VOTING AS A GROUP

Background

Each Board currently consists of seven Trustees, six of whom are not “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of each Trust and SAAMCo (the “Disinterested Trustees”), and one of whom is affiliated with SAAMCo and, therefore, an “interested” Trustee under the 1940 Act. Carl D. Covitz, Gilbert T. Ray, Allan L. Sher and Bruce G. Willison are Disinterested Trustees who were previously elected to the Board by the Trusts’ shareholders on February 23, 2001. Jane Jelenko and Garrett F. Bouton are Disinterested Trustees who were appointed to the Board on September 7, 2006 and March 1, 2007, respectively. Jana W. Greer, the Trusts’ sole interested Trustee, was previously elected to the Board by the Trusts’ shareholders on February 23, 2001 and is expected to resign from the Board upon the election of a new interested Trustee by the Trusts’ shareholders.

The Board has nominated Mr. Peter A. Harbeck for election in anticipation of the resignation of Ms. Greer. If elected, Mr. Harbeck, who is affiliated with SAAMCo, will serve as an interested Trustee. In addition, the Board has nominated Messrs. Covitz, Ray, Sher and Willison for re-election to the Board and Ms. Jelenko and Mr. Bouton for election to the Board so that all members of the Board will have been elected by the Trusts’ shareholders. Each nominee has consented to serving as a Trustee of the Trusts if elected and has also consented to being named in this Proxy Statement. If all nominees are elected, the Board would continue to be comprised of seven Trustees, six of whom would be Disinterested Trustees, each Trustee to hold office until his or her successor is duly elected and qualified, or until his or her death, termination, resignation or removal.

The 1940 Act requires that immediately after any vacancy on a registered investment company’s board of directors is filled (in a manner other than election by shareholders), at least two-thirds of the directors then holding office have been elected by the fund’s shareholders. Consequently, in order for the proposed new candidate to become a Trustee of a Trust, he must be elected by that Trust’s shareholders. The 1940 Act also provides that in the event that at any time less than a majority of the directors of a fund are elected by shareholders, a shareholder meeting must be held as promptly as possible for the purpose of electing directors to fill any vacancies. For these reasons, the Board is asking shareholders of the Trusts to elect the seven nominees as Trustees. In addition, if all seven nominees are elected by shareholders at the Meeting, then in the event of any future vacancies, the remaining Trustees may appoint up to two additional Board members.

In addition to the foregoing, in order to rely on certain exemptive rules promulgated by the SEC, the Trusts must comply with certain requirements, including the requirement that a majority of the Trustees on the Board be Disinterested Trustees. The Board believes that it is in the best interests of the Trusts and their shareholders, including owners of Variable Contracts indirectly invested in the Trust, to be able to rely on the exemptive rules. The Board also believes that good governance practices involve having a majority of its members be Disinterested Trustees.

Information Regarding the Nominees

The following table lists the nominees for Trustee, including the current Trustees, their ages, current position(s) held with the Trusts, length of time served, principal occupations during the past five years, number of funds overseen within the fund complex and other directorships/trusteeships held outside of the fund complex. For new Trustee nominees, the table shows the number of funds such nominees will oversee if elected. Unless otherwise noted, the address of each Trustee is 1 SunAmerica Center, Century City, Los Angeles, California 90067-6022. Information about the officers of the Trusts is provided in Exhibit C.

Name and Age	Position(s) Held With Trusts	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee or Nominee for Trustee(2), (3)	Other Directorship(s) Held By Trustee or Nominee for Trustee(4)

Current Disinterested Trustee Nominees

Garrett F. Bouton Age: 69	Trustee	March 2007 – Present	Retired (2003-Present); Managing Director and CEO, Barclays Global Investors (1996-2003).	61	Chairman/Director, The LEGG Company (consulting services) (2006-2010).

Carl D. Covitz Age: 74	Trustee	February 2001 – Present	Owner and President, Landmark Capital, Inc. (1973-Present).	61	Director, Arden Realty Inc. (real estate) (1995-2006).

Jane Jelenko Age: 65	Trustee	September 2006 – Present	Retired Partner of KPMG LLP and Managing Director of Bearingpoint, Inc. (formerly KPMG Consulting) (2003-Present).	61	Director, Countrywide Bank (banking) (2003-2008); and Director, Cathay General Bancorp and Cathay Bank (banking) (2012-Present).

Gilbert T. Ray Age: 69	Trustee	February 2001 – Present	Retired Partner, O’Melveny & Myers LLP (law firm) (2000-Present).	61	Director, Advance Auto Parts, Inc. (retail-auto & home supply stores) (since 2002); Director, Watson, Wyatt Worldwide (services – management consulting services) (2000-2009); Director, DineEquity (services – restaurant) (since 2004); Director, Diamond Rock Hospitality (financial – real estate) (since 2005); Director, Towers Watson & Co. (services – management consulting services) (since 2010).

Name and Age	Position(s) Held With Trusts	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Trustee or Nominee for Trustee(2), (3)	Other Directorship(s) Held By Trustee or Nominee for Trustee(4)
Allan L. Sher Age: 82	Trustee	January 1997 – Present	Retired, Brokerage Executive (1992-Present).	61	Director, Bowl America Incorporated (1997-Present).

Bruce G. Willison Age: 65	Trustee and Chairman	February 2001 – Present	Professor of Management, Anderson School at UCLA (1999-2011); Dean, Anderson School at UCLA (1999-2005); co-founder, Grandpoint Capital, Inc. (2009-2010).	61	Director, Grandpoint Capital Inc. (banking) (2011-Present); Director, Indy Mac Bancorp (banking) (2003-2008); Director, Move, Inc. (internet real estate site) (2003-Present); Director, Health Net, Inc. (health insurance plan) (2000-Present).

Nominee for Interested Trustee

Peter A. Harbeck* Harborside Financial Center 3200 Plaza 5 Jersey City, New Jersey 07311-4992 Age: 60	Nominee for Trustee	N/A	President, CEO and Director, SAAMCo (1995-Present); Director, SunAmerica Capital Services, Inc. (“SACS”) (1993-Present); Chairman, Advisor Group, Inc. (2004-Present).	79	None

(1)  Trustees serve until their successors are duly elected and qualified.

(2)  The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of SAAMCo. The “Fund Complex” includes: Seasons Series Trust (21 portfolios); SunAmerica Series Trust (40 portfolios); SunAmerica Specialty Series (7 funds); SunAmerica Money Market Fund, Inc. (1 fund); SunAmerica Income Funds (4 funds); SunAmerica Series, Inc. (7 portfolios); SunAmerica Equity Funds (3 funds); Anchor Series Trust (8 portfolios); SunAmerica Senior Floating Rate Fund, Inc. (1 fund); VALIC Company I (34 funds); and VALIC Company II (15 funds).

(3)  Number includes the Trust (21 portfolios) and SunAmerica Series Trust (40 portfolios).

(4)  Directorships of Companies required for reporting to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act other than those listed under the preceding column.

*  Mr. Harbeck is considered to be an interested nominee for Trustee because he serves as President, CEO and Director of SAAMCo and Director of SACS.

Board’s Consideration of Each Nominee’s Qualifications, Experience, Attributes or Skills

The Board believes that the significance of each nominee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience or knowledge that is important for one nominee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single factor being a controlling factor. Among the attributes common to all nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees (in the case of nominees who currently serve as Trustees), SAAMCo, subadvisers, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A nominee’s ability to perform his or her duties effectively may have been attained through the nominee’s executive, business, consulting, public service and/or academic positions; experience from service as Trustee of the Trusts (in the case of nominees who currently serve as Trustees) and the other funds in the Fund Complex (and/or in other capacities), other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training; and/or other life experiences.

Additional information about each Trustee is set forth below, which supplements the information provided in the tables above and describes some of the specific experiences, qualifications, attributes, or skills that each nominee possesses that the Board believes prepares them to be effective Trustees.

Disinterested Trustees

Bruce G. Willison. Mr. Willison has served as a Trustee since 2001, and Chairman of the Board since January 1, 2006. He has more than 25 years of experience in the banking industry. He is currently Dean Emeritus of the UCLA Anderson School of Management. Mr. Willison also has broad experience serving as a director of other entities. Mr. Willison’s years of experience as a bank executive, which included management responsibility for investment management, and his experience serving on many public company boards gives him an inside perspective on the management of complex organizations, especially regulated ones.

Garrett F. Bouton. Mr. Bouton has served as a Trustee since 2007. He is a retired senior executive with over 25 years experience in the investment services industry. Mr. Bouton also serves as a board member on non-profit organizations.

Carl D. Covitz. Mr. Covitz has served as a Trustee since 2001. He has more than 25 years of executive and business experience in the real estate and investment industries. Mr. Covitz also has broad corporate governance experience from serving on corporate boards for more than 15 years.

Jane Jelenko. Ms. Jelenko has served as a Trustee since 2006. Ms. Jelenko was previously a partner in the consulting arm of KPMG, the international professional services firm, where she served for twenty-five years. She was the national industry director for the banking and finance group and served on the firm’s board of directors. During her term on the board, she served on the Pension Committee, Strategic Planning Committee and the Political Action Committee. She is a director of the Music Center-Los Angeles Performing Arts Center, the Gabriella Axelrad Education Foundation, and the Constitutional Rights Foundation (emeritus). She is the President and Director of the Center Dance Arts. She has served on various corporate and community boards, including the L.A. Area Chamber of Commerce, and the Organization of Women Executives.

Gilbert T. Ray. Mr. Ray has served as a Trustee since 2001. He is a retired partner of O’Melveny & Meyers LLP, with more than 25 years of business experience as an attorney. Mr. Ray has extensive experience with conventional corporate and tax-exempt transactions, as well as international finance. His experience as an attorney allows Mr. Ray to provide guidance on legal and fiduciary matters. Mr. Ray has broad experience serving as a director on several other boards. Mr. Ray’s service as a director and committee chair on several public companies provides the Trusts with valuable insights into compensation, audit and governance issues.

Allan L. Sher. Mr. Sher has served as a Trustee since 1997. He is a retired senior executive of a securities brokerage firm. Mr. Sher has over 10 years of experience serving as a director on other boards. Mr. Sher has 50 years of experience in the securities industry, including serving as a broker, manager and Chief Executive Officer

(“CEO”) of a securities firm. Mr. Sher has also served as a CEO of a money management firm. Mr. Sher is a former board member of the American Stock Exchange.

Interested Trustee

Peter A. Harbeck. Mr. Harbeck has been nominated by the Board to stand for election as a Trustee. Mr. Harbeck has served as a director or trustee in the Fund Complex since 1995. He currently serves as a director or trustee of 79 of the portfolios in the Fund Complex. In addition, he has served as President, CEO and Director of SAAMCo since 1995, Director of SACS since 1993 and as Chairman of Advisor Group, Inc. since 2004.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Trusts and their Portfolios rests with the Board. The Trusts, on behalf of the Portfolios, have engaged SAAMCo and for certain Portfolios, have engaged a subadviser, to manage the Portfolios on a day-to-day basis. The Board is responsible for overseeing SAAMCo and the subadvisers and any other service providers in the operations of the Portfolios in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trusts’ Declarations of Trust and By-laws, and each Portfolio’s investment objectives and strategies. The Board is presently composed of seven members, six of whom are Disinterested Trustees. The Board currently conducts regular in-person meetings at least quarterly and holds special in-person or telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Trustees also meet at least quarterly in executive sessions, at which no trustee who is an interested person of SAAMCo is present, unless by invitation to discuss certain matters. The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Mr. Willison, a Disinterested Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including SAAMCo, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time.

The Board has established three committees, i.e., Audit Committee, Nomination and Governance Committee and Ethics Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Portfolios, and from time to time may establish informal working groups to review and address the policies and practices of the Portfolios with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolios’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nomination and Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Portfolios are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Portfolios and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of SAAMCo, which carries out the Portfolios’ investment management and business affairs, and also by the Portfolios’ subadvisers and other service providers in connection with the services they provide to the Portfolios. Each of SAAMCo, the subadvisers and other service providers have their own independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Portfolios, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, SAAMCo, the subadvisers and the Portfolios’ other service providers (including SAST’s distributor and the Trusts’ transfer agent), the Portfolios’ Chief Compliance Officer, the independent registered public accounting firm for the Portfolios, legal counsel to the Portfolios, and internal auditors for SAAMCo or its affiliates, as appropriate, relating to the operations of the Portfolios. The Board recognizes that it may not be possible to identify all of the risks that may affect the Portfolios or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

All the Disinterested Trustees serve on each Committee of the Board. Members of each Committee serve without compensation, except that Mr. Sher, as Audit Committee Chair, receives an additional retainer fee of $12,500. The Audit Committee is charged with selecting, overseeing and setting the compensation of the Trusts’ independent registered public accounting firm. The Audit Committee is responsible for pre-approving all audit and non-audit services performed by the independent public accounting firm for the Trusts and, should it be necessary, for pre-approving certain non-audit services performed by the independent registered public accounting firm for SAAMCo and certain control persons of SAAMCo. The Audit Committee is also responsible for reviewing with the independent registered public accounting firm the audit plan and results of the audit along with other matters. The Board has adopted an Audit Committee charter, a copy of which is found in Exhibit D. The Audit Committee met 2 times in each SST Portfolio’s most recent fiscal year and 3 times in each SAST Portfolio’s most recent fiscal year.

The Nomination and Governance Committee (the “Nomination Committee”) recommends to the Trustees those persons to be nominated as candidates to serve as Trustees and voted upon by shareholders and selects and proposes nominees for election by Trustees to the Board between shareholders’ meetings. Mr. Ray, as Nomination Committee Chair, receives an additional retainer fee of $7,500. The Nomination Committee will consider candidates proposed by shareholders for election as Trustees. The Nomination Committee reviews at least annually the independence of the independent trustees and independence of legal counsel. The Nomination Committee also reviews and makes recommendations with respect to the size and composition of the Board and its committees and monitors and evaluates the functioning of the committees of the Board. The Nomination Committee met 2 times in each SST’s Portfolio’s most recent fiscal year, 3 times in each SAST Portfolio’s most recent fiscal year (excluding the SAST Master Feeder Portfolios) and 2 times in each SAST Master Feeder Portfolio’s most recent fiscal year.

The Board has adopted a Nomination Committee charter, a copy of which is found in Exhibit E. Under the charter, the Nomination Committee evaluates candidates’ qualifications for Board membership and their independence from the Trusts’ manager or investment adviser, any subadvisers, and other principal service providers. Those persons selected by the Nomination Committee must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee also considers the effect of any relationship beyond those delineated in the 1940 Act that might impair independence (e.g., business, financial or family). In addition, the Nomination Committee determines, at least annually, whether or not to adopt or amend, as appropriate, policies and procedures regarding nominations of Trustees, including any procedures for nominations from shareholders. At this time, the Nomination Committee has determined that it is not necessary to adopt policies and procedures for nominations from shareholders.

The Ethics Committee is responsible for applying the Code of Ethics applicable to the Trusts’ Principal Executive Officer and Principal Accounting Officer to specific situations in which questions are presented to it and has the authority to interpret the Code of Ethics in any particular situation. The Ethics Committee will inform the Board of violations or waivers to the Trusts’ Code of Ethics, as appropriate. Mr. Willison serves as the Chair of the Ethics Committee. The Ethics Committee met once in each Portfolio’s most recent fiscal year.

Compensation of Disinterested Trustees

The following table sets forth information summarizing the compensation of the Trusts’ Disinterested Trustee nominees by the Trusts and/or other registered investment companies in the Fund Complex for the year ended December 31, 2013.

Name of Trustee	Aggregate Compensation from SST	Aggregate Compensation from SAST	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation from Trust and Fund Complex Paid to Trustee*

Garrett F. Bouton	$39,887	$125,113	N/A	$165,000
Carl D. Covitz	$39,887	$122,613	N/A	$162,500
Jane Jelenko	$39,887	$125,113	N/A	$165,000
Gilbert T. Ray	$41,720	$130,780	N/A	$172,500
Allan L. Sher	$42,942	$134,558	N/A	$177,500
Bruce G. Willison	$56,382	$176,118	N/A	$232,500

*	Includes SAST and SST.

Trustee Ownership of Portfolio Shares

The following table shows the dollar range of shares beneficially owned by the Trustee nominees that they oversee or are nominated to oversee.

Name of Trustee or Nominee	Dollar Range of Equity Securities in SST(1)	Dollar Range of Equity Securities in SAST(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen or To Be Overseen by Trustee or Nominee in Family(1)(2)

Disinterested Trustees/Nominees:
Garrett F. Bouton	None	None	None
Carl D. Covitz	None	None	None
Jane Jelenko	None	None	None
Gilbert T. Ray	None	None	None
Allan L. Sher	None	None	None
Bruce G. Willison	None	None	None

Interested Trustee/Nominee:
Peter A. Harbeck	None	None	None

(1)	Includes the value of shares beneficially owned by each Trustee as of December 31, 2013.
(2)	Includes SST (21 portfolios) and SAST (40 portfolios).

As of December 31, 2013, the Trustees and officers of the Trusts owned in the aggregate less than 1% of the total Outstanding Shares of each Portfolio of the Trusts.

As of December 31, 2013, no Disinterested Trustees nor any of their immediate family members owned beneficially or of record any securities in SAAMCo or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.

Shareholder Communications with the Board

Shareholders wishing to communicate with members of the Board may submit a written communication to the Board c/o the Secretary of Seasons Series Trust or SunAmerica Series Trust, as applicable, at 2919 Allen Parkway, Houston, Texas 77019.

Other Board-Related Matters

During SST’s fiscal year ended March 31, 2013, the Board held 5 meetings (including regularly scheduled and special meetings), and each Trustee proposed for election at the Meeting who currently serves on the Board attended at least 75% of the meetings of the Board and all committees of which he or she was a member. During SAST’s fiscal years ended December 31, 2013 and January 31, 2014, the Board held 9 meetings (including regularly scheduled and special meetings), and each Trustee proposed for election at the Meeting who currently serves on the Board attended at least 75% of the meetings of the Board and all committees of which he or she was a member.

Fees Paid to Independent Registered Public Accounting Firm

The Trusts’ independent registered public accounting firm for the current fiscal year of each Portfolio was PricewaterhouseCoopers LLP (“PwC”). PwC has served as the Trusts’ independent registered public accounting firm since the Portfolios commenced operations. In addition, PwC prepares each Portfolio’s federal and state annual income tax returns and provides certain non-audit services. The Audit Committee has selected PwC as the Trusts’ independent registered public accounting firm for the current fiscal year and such selection has been ratified by the Board. Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. PwC has informed the Trusts that it has no material direct or indirect financial interest in any Portfolio.

The table below sets forth the aggregate fees billed by PwC for each Portfolio’s most recent two fiscal years for professional services rendered for (1) audit services, including the audit of each Portfolio’s financial statements and services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, (2) tax services consisting primarily of preparing tax returns, tax compliance, tax advice, and tax planning, and (3) other services. During the most recent two fiscal years, PwC did not provide any audit-related services.

Portfolio	Fiscal Year	Audit Services	Audit- Related Services	Tax Services	Other Services
SAST – Aggressive Growth Portfolio	2013	$27,814	$0	$5,418	$0

	2012	$26,597	$0	$5,465	$0

SAST – Alliance Growth Portfolio	2013	$27,814	$0	$5,418	$0
	2012	$26,597	$0	$5,465	$0
SAST – American® Funds Asset Allocation SAST Portfolio	2012	$18,132	$0	$5,627	$0

Portfolio	Fiscal Year	Audit Services	Audit- Related Services	Tax Services	Other Services
	2011	$17,288	$0	$5,465	$0

SAST – American® Funds Global Growth SAST Portfolio	2012	$18,132	$0	$5,627	$0
	2011	$17,288	$0	$5,465	$0
SAST – American® Funds Growth SAST Portfolio	2012	$18,132	$0	$5,627	$0

	2011	$17,288	$0	$5,465	$0

SAST – American® Funds Growth-Income SAST Portfolio	2012	$18,132	$0	$5,627	$0
	2011	$17,288	$0	$5,465	$0
SAST – Balanced Portfolio	2013	$38,235	$0	$5,418	$0

	2012	$28,461	$0	$5,465	$0

SAST – Blue Chip Growth Portfolio	2013	$27,815	$0	$5,418	$0
	2012	$26,598	$0	$5,465	$0
SAST – Capital Growth Portfolio	2013	$27,815	$0	$5,418	$0

	2012	$26,598	$0	$5,465	$0

SAST – Cash Management Portfolio	2013	$33,009	$0	$5,418	$0
	2012	$29,552	$0	$5,465	$0
SAST – Corporate Bond Portfolio	2013	$37,786	$0	$5,418	$0

	2012	$34,190	$0	$5,465	$0

SAST – Davis Venture Value Portfolio	2013	$27,815	$0	$5,418	$0
	2012	$26,599	$0	$5,465	$0
SAST – “Dogs” of Wall Street Portfolio	2013	$27,808	$0	$5,418	$0

	2012	$26,591	$0	$5,465	$0

SAST – Emerging Markets Portfolio	2013	$36,370	$0	$5,418	$0
	2012	$34,904	$0	$5,465	$0
SAST – Equity Index Portfolio	2013	$27,814	$0	$5,418	$0

	2012	$26,593	$0	$5,465	$0

Portfolio	Fiscal Year	Audit Services	Audit- Related Services	Tax Services	Other Services
SAST – Equity Opportunities Portfolio	2013	$27,814	$0	$5,418	$0
	2012	$26,597	$0	$5,465	$0
SAST – Foreign Value Portfolio	2013	$36,370	$0	$5,418	$0

	2012	$34,904	$0	$5,465	$0

SAST – Fundamental Growth Portfolio	2013	$27,814	$0	$5,418	$0
	2012	$26,597	$0	$5,465	$0
SAST – Global Bond Portfolio	2013	$45,577	$0	$5,418	$0

	2012	$41,754	$0	$5,465	$0

SAST – Global Equities Portfolio	2013	$36,231	$0	$5,418	$0
	2012	$34,769	$0	$5,465	$0
SAST – Growth-Income Portfolio	2013	$27,814	$0	$5,418	$0

	2012	$26,597	$0	$5,465	$0

SAST – Growth Opportunities Portfolio	2013	$27,815	$0	$5,418	$0
	2012	$26,598	$0	$5,465	$0
SAST – High-Yield Bond Portfolio	2013	$49,068	$0	$5,418	$0

	2012	$43,382	$0	$5,465	$0

SAST – International Diversified Equities Portfolio	2013	$36,510	$0	$5,418	$0
	2012	$35,040	$0	$5,465	$0
SAST – International Growth and Income Portfolio	2013	$36,231	$0	$5,418	$0

	2012	$34,769	$0	$5,465	$0

SAST – Marsico Focused Growth Portfolio	2013	$27,815	$0	$5,418	$0
	2012	$26,598	$0	$5,465	$0
SAST – MFS® Massachusetts Investors Trust Portfolio	2013	$27,814	$0	$5,418	$0

	2012	$26,591	$0	$5,465	$0

SAST – MFS® Total Return Portfolio	2013	$32,031	$0	$5,418	$0

Portfolio	Fiscal Year	Audit Services	Audit- Related Services	Tax Services	Other Services
	2012	$28,602	$0	$5,465	$0
SAST – Mid-Cap Growth Portfolio	2013	$27,814	$0	$5,418	$0

	2012	$26,593	$0	$5,465	$0

SAST – Real Estate Portfolio	2013	$27,809	$0	$5,418	$0
	2012	$26,591	$0	$5,465	$0
SAST – Small & Mid Cap Value Portfolio	2013	$27,814	$0	$5,418	$0

	2012	$26,597	$0	$5,465	$0

SAST – Small Company Value Portfolio	2013	$27,814	$0	$5,418	$0
	2012	$26,593	$0	$5,465	$0
SAST – SunAmerica Dynamic Allocation Portfolio	2013	$20,414	$0	$5,418	$0

	2012	$7,780	$0	$5,465	$0

SAST – SunAmerica Dynamic Strategy Portfolio	2013	$14,288	$0	$5,418	$0
	2012	N/A	N/A	NA	N/A
SAST – Technology Portfolio	2013	$27,815	$0	$5,418	$0

	2012	$26,598	$0	$5,465	$0

SAST – Telecom Utility Portfolio	2013	$27,814	$0	$5,418	$0
	2012	$26,597	$0	$5,465	$0
SAST – Total Return Bond Portfolio	2013	$59,880	$0	$5,418	$0

	2012	$49,476	$0	$5,465	$0

SAST – VCPSM Managed Asset Allocation SAST Portfolio	2012	$9,720	$0	$5,627	$0
	2011	N/A	N/A	N/A	N/A
SAST – VCP Total Return BalancedSM Portfolio	2013	N/A	N/A	N/A	N/A

	2012	N/A	N/A	N/A	N/A

SAST – VCPSM Value Portfolio	2013	N/A	N/A	N/A	N/A
	2012	N/A	N/A	N/A	N/A

Portfolio	Fiscal Year	Audit Services	Audit- Related Services	Tax Services	Other Services
SST – Allocation Balanced Portfolio	2013	$18,375	$0	$5,626	$0

	2012	$17,433	$0	$5,464	$0

SST – Allocation Growth Portfolio	2013	$18,375	$0	$5,626	$0
	2012	$17,433	$0	$5,464	$0
SST – Allocation Moderate Growth Portfolio	2013	$18,375	$0	$5,626	$0

	2012	$17,433	$0	$5,464	$0

SST – Allocation Moderate Portfolio	2013	$18,375	$0	$5,626	$0
	2012	$17,433	$0	$5,464	$0
SST – Asset Allocation: Diversified Growth Portfolio	2013	$43,384	$0	$5,627	$0

	2012	$39,858	$0	$5,465	$0

SST – Cash Management Portfolio	2013	$33,664	$0	$5,627	$0
	2012	$30,420	$0	$5,465	$0
SST – Diversified Fixed Income Portfolio	2013	$43,551	$0	$5,627	$0

	2012	$33,855	$0	$5,465	$0

SST – Focus Growth Portfolio	2013	$26,463	$0	$5,627	$0
	2012	$25,286	$0	$5,465	$0
SST – Focus Value Portfolio	2013	$26,462	$0	$5,627	$0

	2012	$31,311	$0	$5,465	$0

SST – International Equity Portfolio	2013	$37,313	$0	$5,627	$0
	2012	$35,820	$0	$5,465	$0
SST – Large Cap Growth Portfolio	2013	$28,517	$0	$5,627	$0

	2012	$27,280	$0	$5,465	$0

SST – Large Cap Value Portfolio	2013	$28,517	$0	$5,627	$0
	2012	$27,280	$0	$5,465	$0
SST – Mid Cap Growth Portfolio	2013	$28,517	$0	$5,627	$0

Portfolio	Fiscal Year	Audit Services	Audit- Related Services	Tax Services	Other Services
	2012	$27,280	$0	$5,465	$0

SST – Mid Cap Value Portfolio	2013	$28,517	$0	$5,627	$0
	2012	$27,280	$0	$5,465	$0
SST – Multi-Managed Growth Portfolio	2013	$40,43	$0	$5,627	$0

	2012	$35,4569	$0	$5,465	$0

SST – Multi-Managed Income Portfolio	2013	$40,439	$0	$5,627	$0
	2012	$35,456	$0	$5,465	$0
SST – Multi-Managed Income/Equity Portfolio	2013	$40,439	$0	$5,627	$0

	2012	$35,456	$0	$5,465	$0

SST – Multi-Managed Moderate Growth Portfolio	2013	$40,439	$0	$5,627	$0
	2012	$35,456	$0	$5,465	$0
SST – Real Return Portfolio	2013	$40,271	$0	$5,627	$0

	2012	$42,860	$0	$5,465	$0

SST – Small Cap Portfolio	2013	$28,943	$0	$5,627	$0
	2012	$27,693	$0	$5,465	$0
SST – Stock Portfolio	2013	$28,517	$0	$5,627	$0

	2012	$27,280	$0	$5,465	$0

There were no fees for audit-related services, tax services or other services approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X for the 2011 (only for the SAST Master Feeder Portfolios), 2012 or 2013 fiscal years. Likewise, there were no fees for audit-related services, tax services or other services required to be approved by the Audit Committee pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X for the 2011 (only for the SAST Master Feeder Portfolios), 2012 or 2013 fiscal years.

There were no fees billed by PwC to SAAMCo or any entity controlling, controlled by, or under common control with SAAMCo (the “Adviser Affiliates”) for the 2011 (only for the SAST Master Feeder Portfolios), 2012 or 2013 fiscal years that are required by Rule 2-01(c)(7)(i) to be pre-approved by the Audit Committee.

The Audit Committee pre-approves all audit services provided by PwC to the Trusts and approves all non-audit services provided by PwC to the Trusts, SAAMCo, and the Adviser Affiliates, if an engagement by SAAMCo or an Adviser Affiliate relates directly to the operations and financial reporting of the Trusts. The Audit Committee has not established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full Audit Committee. Certain de minimis exceptions are permitted for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X.

No fees billed to the Trusts, SAAMCo or the Adviser Affiliates for audit-related services, tax services, or other services were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

PwC billed aggregate fees for non-audit services rendered to SST, SAAMCo, and the Adviser Affiliates that provide ongoing services to SST of $176,662 for the 2012 fiscal year and $171,753 for the 2013 fiscal year. It billed aggregate fees for non-audit services rendered to SAST, SAAMCo, and the Adviser Affiliates that provide ongoing services to SAST of $236,735 for the 2012 fiscal year and $232,397 for the 2013 fiscal year. It billed aggregate fees for non-audit services rendered to the SAST Master Feeder Portfolios, SAAMCO, and the Adviser Affiliates that provide ongoing services to the SAST Master Feeder Portfolios of $83,720 for the 2011 fiscal year and $81,724 for the 2012 fiscal year. The Audit Committee was not required to consider whether non-audit services provided by PwC to SAAMCo, or to Adviser Affiliates that provide ongoing services to the Trusts, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, were compatible with maintaining PwC’s independence.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH

NOMINEE.

PROPOSAL 2A THROUGH 2D

ADOPTION OF AN AMENDED AND RESTATED

DECLARATION OF TRUST

SHAREHOLDERS OF ALL PORTFOLIOS OF A TRUST

VOTING AS A GROUP

General

In addition to being registered as an investment company under the 1940 Act, each Trust is organized as a Massachusetts business trust. The statute in Massachusetts that governs business trusts is procedural only, and there are no substantive provisions relating to trust governance, the duties of trustees to the trust or to its beneficiaries or the rights of beneficiaries. Instead, case law in Massachusetts generally holds that one should look to the provisions of the trust instrument, such as a declaration of trust, to determine the rights of shareholders and other matters relating to the trust. Because of this, having a more up to date, “state-of-the-art” declaration of trust is important to each Trust, the Board and SAAMCo.

SAST was formed under a declaration of trust in 1992 and SST was formed under a declaration of trust in 1995 (each, an “Existing Declaration” and collectively, the “Existing Declarations”). It is now proposed that each Trust amend and restate its Existing Declaration in its entirety by adopting the New Declaration. At its January 29, 2014 meeting, the Board of each Trust considered and approved the adoption of the New Declaration in place of the Existing Declaration for that Trust. Under the terms of each Existing Declaration, approval of the Trust’s shareholders is necessary to adopt the New Declaration. At that time, the Board of each Trust also approved new By-Laws (the “New By-Laws”) to replace each Trust’s existing By-Laws (the “Existing By-Laws”) upon the adoption of the New Declaration. Shareholder approval is not required for the adoption of the New By-Laws.

Certain of the changes reflected in the New Declaration set forth as Proposals 2A, 2B, and 2C below, are being submitted for a separate vote by the shareholders of each Trust. The remaining changes will be voted on as one proposal, Proposal 2D, by shareholders of each Trust. In order for any of the four proposals to become effective for a Trust each of them must be approved by shareholders of that Trust. Therefore, if one or more of these four proposals are not approved by shareholders of a Trust, none of them will be implemented for that Trust. That is, the New Declaration will not be considered to be approved by the shareholders of the Trust and will not be adopted by the Trust.

In reaching its decision, the Board compared and contrasted the provisions of the Existing Declarations with those of the New Declaration, and carefully considered the advantages and disadvantages of each. Based on these considerations, the Board of each Trust believes that the Trust’s Existing Declarations do not provide the Board with the flexibility to govern the Trust that more modern declarations provide.

The New Declaration has been drafted in a manner that affords Board members broad flexibility and powers to take actions that they, as fiduciaries for the Portfolios, deem to be in the best interests of the Portfolios and to minimize the number of circumstances where shareholder approvals would be required.

Generally, the 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in most cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental investment policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a portfolio in certain circumstances, including in many instances where the merger or consolidation involves an affiliated party. The New Declaration requires a shareholder vote on those matters where the 1940 Act requires a shareholder vote, but otherwise generally permits the Board to take actions without seeking the consent of shareholders. For example, the New Declaration gives the Board broad authority to approve fund reorganizations (as discussed in Proposal 2B), such as the reorganization of a Portfolio into another fund, sales of all or substantially all of a Portfolio’s assets to another fund or termination of a Portfolio, or the Trust as a whole, in each case without shareholder approval if the 1940 Act would not require such approval.

It is anticipated that the overall effect of the adoption of the New Declaration will be to make the administration of the Portfolios more efficient and make it easier for the Portfolios to adapt to changing circumstances, within the limits of applicable law. Adoption of the New Declaration will not alter in any way the Trustees’ existing fiduciary obligations to act in good faith and in the best interests of the Portfolios. Summarized below are some of the key provisions of the New Declaration and a discussion that compares and contrasts the New Declaration with the Existing Declarations in certain respects. Except as noted below, the terms of the Existing Declarations for SST and SAST are substantially similar. Shareholders should review the form of New Declaration, which is found in Exhibit F. The discussion below is qualified in its entirety by reference to the form of New Declaration.

PROPOSAL 2A – FUTURE AMENDMENTS

Consistent with the broad grant of authority to the Board, the New Declaration provides that the Trustees may amend the New Declaration in any respect without shareholder approval. The New Declaration, however, prohibits amendments that impair the exemption from personal liability granted in the New Declaration to persons who are or have been shareholders, Trustees, officers or employees of the Trust or that limit the rights to indemnification or insurance provided in the New Declaration, in each case with respect to actions or omissions of persons entitled to indemnification under the New Declaration prior to the amendment.

Each Existing Declaration generally requires that the Board seek shareholder approval in connection with amendments to the Existing Declaration, except that the Board may amend the Existing Declaration to the extent deemed to be necessary to conform the Declaration to the requirements of applicable federal laws or regulations, including the requirements of the regulated investment company provisions of the Internal Revenue Code. Each Existing Declaration prohibits amendments that impair the exemption from personal liability of the shareholders and Trustees and the prohibition of assessments upon shareholders.

PROPOSAL 2B – REORGANIZATIONS THROUGH MERGERS,

CONSOLIDATIONS AND SALES OF ALL ASSETS

The New Declaration permits the Board to authorize the reorganization, including a merger, consolidation of the Trust, a Portfolio or a class of the Trust or the sale of all of the assets of the Trust, a Portfolio or a class without a shareholder vote, except as otherwise required under applicable law, such as Rule 17a-8 under the 1940 Act (requiring that shareholders approve reorganizations involving affiliated funds unless certain conditions are satisfied). These provisions allow the Board the flexibility, when considering reorganizations, to make decisions that it believes are in the shareholders’ best interest, without causing the Portfolios to incur the time and expense of soliciting shareholder approval. These provisions may also be utilized to permit a Portfolio to pursue its investment program through one or more subsidiary vehicles or to operate in a master-feeder or fund of funds structure.

Each Existing Declaration provides for the combination of one Portfolio of the Trust with another Portfolio of that Trust without shareholder approval, but otherwise requires approval of shareholders for the reorganization of the Trust or a Portfolio into another entity.

PROPOSAL 2C – REDEMPTION OF SHARES

Both the Existing Declarations and the New Declaration provide that a shareholder may redeem his or her shares at the price determined in accordance with the Declaration. The Existing Declarations provide for involuntary redemptions if a shareholder’s account balance falls below a certain minimum or to comply with certain provisions of the Internal Revenue Code. The New Declaration also provides that a Portfolio may involuntarily redeem a shareholder’s shares upon certain conditions in each case as may be determined by the Board, giving a Portfolio the flexibility that may be needed in a variety of circumstances, such as the redemption of a shareholder’s shares to comply with applicable laws and regulations such as the USA PATRIOT Act. For example, a shareholder’s shares may be redeemed if the shareholder fails to provide the Portfolio with identification required by the USA PATRIOT Act, or if the Portfolio is unable to verify the information received from the shareholder.

PROPOSAL 2D – OTHER CHANGES

Shareholder Voting

In addition to matters discussed in Proposals 2A and 2B above, the New Declaration would generally permit, subject to the requirements of the 1940 Act, actions to be taken by the Board without seeking shareholder approval. For example, the New Declaration, unlike the Existing Declaration, permits the Board, to terminate the Trust or a Portfolio, or a class of a Portfolio with outstanding shares without a shareholder vote.

The New Declaration also specifies that a matter to be approved by shareholders shall be voted by all Portfolios and classes voting together, except when the Trustees have determined that the matter affects only the interests of shareholders of one or more Portfolios or Classes, or as otherwise required under applicable law. The Existing Declarations contain no similar provisions.

The New Declaration permits votes by shareholders to be taken by the written consent of shareholders holding not less than the minimum number of shares that would have been necessary to take the action at a meeting, assuming that all of the shareholders entitled to vote on that action were present and voting at that meeting. The Existing Declarations do not contain similar provisions. However, the Existing By-Laws for the Trusts permit shareholder voting by written consent, but only by the consent of shareholders holding all outstanding shares entitled to vote on the matter.

Trustees

Both the New Declaration and the Existing Declarations provide that the Board may increase or decrease the number of Trustees from time to time, and provides that new Trustees may be appointed by the existing Trustees except when a shareholder vote is required under the 1940 Act. When a shareholder vote is required, under the New Declaration, Trustees are elected by a plurality vote of the shareholders, while under the Existing Declarations, Trustees are elected by a majority vote of the shareholders present and entitled to vote at a meeting of shareholders held to elect trustees.

The Existing Declarations and the New Declaration have similar provisions relating to the term of Trustees. Under the Existing Declarations and the New Declaration, a Trustee serves without a term limit. Under the Existing Declaration for SST and the New Declaration, a Trustee may be removed with or without cause by a two-thirds shareholder vote or by vote of two-thirds of the remaining Trustees. Under the Existing Declaration for SAST, removal of a Trustee by vote of the remaining Trustees requires cause. Further, a Trustee that has become incapacitated or declared incompetent may be retired by a majority of the other Trustees under the New Declaration, or two-thirds of the other Trustees, under the Existing Declarations. The Existing Declarations contain provisions for the calling of shareholder meetings in order to remove a Trustee by shareholder vote, and provides that the Trust shall promptly call such a meeting when requested to do so by the record holders of not less than ten percent of the outstanding shares. The New Declaration does not contain similar provisions, but each Trust’s New By-Laws provide that a shareholder meeting will be called upon the written request of the shareholders holding shares representing, in the aggregate, not less than one-third of the outstanding shares, subject to certain conditions, including the payment of certain expenses.

The New Declaration also provides that the Board may adopt policies from time to time with respect to terms of office and the retirement of Trustees. Unless there is a written instrument or policy providing for compensation to resigning, retiring or removed Trustees, Trustees are not entitled to any compensation from the Trust following resignation, retirement or removal. The provisions of the New Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees. The Existing Declaration contains no comparable provisions.

The New Declaration permits action by the written consent of a majority of the Trustees while the Existing Declarations permit such action only with the written consent of all of the Trustees.

Shareholder, Trustee and Officer Liability

Both the Existing Declaration and the New Declaration provide that shareholders are not personally liable for the obligations of the Trust and require the Trust to indemnify shareholders from any loss or expense arising from any such liability. In addition, the New Declaration provides that the Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Existing Declaration does not contain a similar provision. Both the Existing Declaration and the New Declaration provide that a Trustee, officer or employee is liable to the Trust and its shareholders only for his or her bad faith, willful misconduct/willful misfeasance, gross negligence or reckless disregard of his duties. The New Declaration provides that a Trustee, acting in his or her capacity of Trustee, is not personally liable to any person other than the Trust or its shareholders for any act, omission, or obligation of the Trust. In comparison, the Existing Declaration provides that a Trustee is not personally liable to any person other than for his or her bad faith, willful misconduct/willful misfeasance, gross negligence or reckless disregard of his duties. The New Declaration also provides that Trustees and officers are not liable for errors of judgment or mistakes of fact or law. The Existing Declaration does not contain a comparable provision.

Section 17(h) of the 1940 Act and SEC staff interpretations place limitations on the ability of an investment company to indemnify its directors and officers and to advance the expenses of defense. The New Declarations contain provisions generally consistent with the 1940 Act and such SEC staff interpretations. The New Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. The New Declaration also provides for the advancement of expenses, subject to certain conditions and undertakings, in connection with any such claims, actions, suits or proceedings (including investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened). In making any determination as to whether any person is entitled to the advancement of expenses or indemnification, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Existing Declaration does not provide for such indemnification. Instead, similar provisions are now contained in each Trust’s Existing By-Laws.

The New Declaration also clarifies that any Trustee who serves as chair of the board or of a committee of the board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity, will not be subject to any greater standard of care or liability because of such position. Neither the Existing Declaration nor the Existing By-Laws contain a comparable provision.

Both the New Declaration and the Existing By-Laws specifically provide that the provisions of the Declaration with respect to indemnification of covered persons do not affect any rights under any contract such persons might have with respect to indemnification by the Trust.1

Series and Classes

The New Declaration provides for series and classes and permits the Board, from time to time, to set the relative rights, preferences, privileges, limitations, restrictions and other relative terms of any series or class and qualifications for ownership, minimum purchase amounts, minimum account size, purchase price, fees and expenses, right of redemption, and the price, terms and manner of redemption, conversion and exchange rights and special and relative rights as to dividends and on liquidation with respect to classes. The New Declaration would also permit the Board, without seeking shareholder approval, to terminate a Portfolio or a class at any time, whether or not there were outstanding shares at the time. In addition, the Board is given authority to classify or reclassify

1 The current Trustees who are not interested persons, as defined in the 1940 Act, of the Trust have each entered into an indemnification agreement with each Trust. It is anticipated that future disinterested Trustees would enter into similar agreements with each Trust.

issued shares of any class into one or more classes and to combine one or more classes of a Portfolio into a single class of a Portfolio. Although the Existing Declarations provide for the establishment of additional Portfolios and classes, the Existing Declarations do not provide the level of flexibility to the Board that the New Declaration provides. In addition, the Existing Declarations contain no provision for the termination of a Portfolio or class at a time when there are shares outstanding.

Disclosure of Shareholder Holdings

The New Declaration specifically requires shareholders, upon demand, to disclose to the Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Trust may disclose such ownership if required by law or regulation. This provision will assist the Portfolios in complying with, among other things, applicable anti-money laundering regulations and any market timing policies. The Existing Declarations require such disclosure only for the purpose of complying with applicable tax law.

Shareholder Demands and Derivative Actions

The New Declaration is designed to protect the interests of the Trust and shareholders by establishing a process that will permit legitimate shareholder inquiries to be made and considered, while avoiding the cost of spurious shareholder demands and actions. Prior to bringing a derivative action, a shareholder must first make a demand on the Board. The New Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Board has a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Trust, the Board is required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Board not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Trust. The New Declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected Portfolio must join in bringing the derivative action. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the consideration of the demand under a number of circumstances. If a derivative action is brought in violation of the New Declaration, the shareholder bringing the action may be responsible for the Trust’s costs, including attorney’s fees.

The New Declaration clarifies that Trustees are not considered to have a personal financial interest in an action by virtue of being compensated for their services as board members of the Trust or of affiliated funds, or by virtue of the amount of their remuneration.

The New Declaration requires that any action commenced by a shareholder be brought in the U.S. District Court for the District of Massachusetts or, if that is not a proper forum, then such action must be brought in the Business Litigation Session of Suffolk Superior Court in Massachusetts. In addition, trial by jury is waived to the fullest extent permitted by law.

Each Existing Declaration has a general provision on litigation, which includes the power of the Trustees or any appropriate committee thereof, in the exercise of their or its good faith business judgment, to dismiss any action, suit, proceeding, dispute, claim or demand, derivative or otherwise, brought by a shareholder in its own name of the name of the Trust, whether or not the Trust or any of the Trustees may be named individually or the subject matter arises by reason of business for or on behalf of the Trust. Unlike the New Declaration, the Existing Declarations do not require a shareholder to make a demand on the Board prior to bringing a derivative action, but in the absence of such a provision, courts have generally imposed the universal demand requirements pertaining to Massachusetts corporations.

Writings and Notices

The New Declaration specifically provides that, except as the Board may otherwise determine, any requirement that an action be taken by means of a writing may be satisfied by an electronic record, and any requirement that a writing be signed may be satisfied by an electronic signature, to the extent permitted by applicable law. The Existing Declarations have no comparable provision. The Existing Declarations provide that notices and communications to Shareholder shall be deemed duly served or given if mailed, postage prepaid, addressed to any Shareholder of record at his last known address as recorded on the register of the Trust. The New Declaration has no comparable provision.

Imposition of Redemption and Other Fees

The Existing Declaration prohibits assessments upon shareholders. The New Declaration also prohibits assessments, but clarifies that sales loads or charges, redemption fees, account fees or any other fees or charges not prohibited as charges to shareholders under applicable law shall not be deemed to be assessments. This provision makes clear that a redemption fee that may be required under existing regulations would not be a prohibited assessment.

This provision also makes clear that the imposition of a small account fee would not be prohibited, giving the Trustees added flexibility in dealing with small accounts, as such accounts may increase fund expenses for all shareholders. While the Existing Declarations permit the closing of a shareholder account if at such time the shareholder owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders, the New Declaration does not prescribe the size of an account that may be closed, and would also permit the Trustees to impose a small account fee instead of closing a shareholder’s account,

Effect of Disapproval

If shareholders of a Trust do not approve any of Proposals 2A, 2B, 2C or 2D, then the New Declaration will not be considered to have been approved by the shareholders of that Trust and the Trust would continue to operate under the Existing Declaration.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 2A, 2B, 2C

AND 2D.

PROPOSALS 3A THROUGH 3J

PROPOSALS TO ADOPT, REVISE OR ELIMINATE FUNDAMENTAL INVESTMENT POLICIES

SHAREHOLDERS OF THE PORTFOLIOS VOTING SEPARATELY WITH RESPECT TO THEIR

PORTFOLIO

Background

The Portfolios, like all registered investment companies, are required by the 1940 Act to have certain specific investment policies that can be changed only with shareholder approval. These policies are often referred to as “fundamental” policies. (In this Proxy Statement, the word “restriction” is sometimes used to describe a policy.) Some fundamental policies were adopted in the past by the Portfolios to reflect certain regulatory, business or industry conditions which are no longer in effect. In addition, certain of the Portfolios’ policies that remain required by law are more restrictive than the law requires. As a result, many of the current restrictions unnecessarily limit the investment strategies available to SAAMCo, or a subadviser, in managing a Portfolio’s assets.

The Board has reviewed the Portfolios’ current investment policies and has concluded that the policies should be revised. A list of the fundamental policies that will apply to each Portfolio if each proposal is approved by shareholders of that Portfolio appears in Exhibit G. At the Meeting, shareholders of all Portfolios except the VCPSM Value Portfolio and the VCP Total Return BalancedSM Portfolio of SAST will be asked to adopt new restrictions, approve revised restrictions and remove other fundamental investment restrictions, as set forth in more detail below.

The new and revised policies provide consistency and uniformity across the Portfolios to the extent possible. Of course, the Portfolios will continue to be subject to certain non-fundamental investment policies that are not uniform, as contained in their respective prospectuses and statements of additional information. The new and revised fundamental policies are expected to facilitate the management of each Portfolio’s assets and to simplify the process of monitoring compliance with a Portfolio’s fundamental investment policies.

In addition, the new and revised fundamental policies are intended to provide the Portfolios with flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. Accordingly, the policies are written and will be interpreted broadly. For example, many of the new and revised policies allow the investment practice in question to be conducted to the extent permitted by the 1940 Act. It is possible that as the financial markets continue to evolve over time, the 1940 Act and the related rules may be further amended to address changed circumstances and new investment opportunities. It is also possible that the 1940 Act and the related rules could change for other reasons. For flexibility, the new and revised policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time. This will allow the Portfolios to take advantage of future changes in applicable law without seeking additional costly and time-consuming shareholder approvals. To the extent the Portfolios engage in new investment practices, the Portfolios may be subject to additional risks. As noted below, before a Portfolio’s investment practices are changed in response to the revised policies, the Board would be consulted and, if appropriate, the Portfolio’s prospectus or statement of additional information would be supplemented to disclose the changes and any additional risks.

The new and revised fundamental policies also refer to interpretations or modifications of, or relating to, the 1940 Act from the SEC or members of its staff, as well as interpretations or modifications of other authorities having jurisdiction over the Portfolios. These authorities could include courts. From time to time the SEC and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the related rules, including through no-action letters and exemptive orders. The new and revised policies will be interpreted to refer to these interpretations or modifications as they are given from time to time. Again, this will allow the Portfolios the flexibility to take advantage of future changes in the thinking of regulators and others without the expense and delay of seeking further shareholder approvals.

Lastly, when a new or revised policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Each Portfolio has an investment objective or objectives as well as fundamental policies. The new and revised fundamental policies do not affect the Portfolios’ investment objectives, which remain unchanged.

The new and revised fundamental policies give the Portfolios an increased ability to engage in certain investment practices, as described in more detail below. If a particular Portfolio takes advantage of that increased ability, there could be a material increase in the level of investment risk associated with an investment in that Portfolio. Certain of the increased risks to the Portfolios are described below. Except where indicated below, the actual investment practices of the Portfolios currently are not expected to change as a result of the new and revised policies. It is expected that each Portfolio will continue to be managed in accordance with its prospectus and statement of additional information (other than the fundamental policies being added or changed), as well as any policies or guidelines that may have been established by the Board or SAAMCo. However, a Portfolio’s investment practices could change in the future and for various reasons. Before a Portfolio’s investment practices are changed in response to the new or revised policies, the Board would be consulted and, if appropriate, the Portfolio’s prospectus or statement of additional information would be supplemented to disclose the changes and any additional risks.

SAAMCo has advised the Board that, except as described herein, the proposed additions and revisions to, and removal of, fundamental policies are not expected to materially affect the manner in which each Portfolio’s investment program is being conducted at this time. On this basis, the Board recommends that shareholders of each Portfolio vote to adopt, revise or remove that Portfolio’s fundamental policies as discussed below. The Portfolios affected by the proposed changes are indicated at the beginning of each section below. Each section sets out the fundamental policy that will apply to each Portfolio if shareholders of that Portfolio approve the policy in that section. The descriptions in each section of the Portfolios’ existing fundamental policies are general, and are qualified by reference to the actual text of the existing policies that appears in Exhibit G. The charts in Exhibit G set out in the left and middle columns, as applicable, the current fundamental policies of each Portfolio that are proposed to be revised or removed, and in the right column the proposed new or revised policy, if applicable.

Shareholders of each Portfolio will vote separately from shareholders of other Portfolios with respect to their Portfolio’s fundamental policies. In addition, shareholders will be asked to vote on each new or revised policy for their Portfolio separately on the enclosed proxy card. No proposal to adopt, revise or remove any fundamental policy is contingent upon the approval of any other such proposal. As a result, it may be the case that certain of a Portfolio’s fundamental policies will be changed or removed, and others will not. If any proposal is not approved for a Portfolio, the Portfolio’s existing fundamental policy on that investment practice will remain in effect.

The new and revised policies that are approved will take effect when certain other matters presented to shareholders in this Proxy Statement take effect; this is currently expected to occur as soon as reasonably practicable following approval at the Meeting, although the actual date could be later.

With respect to the American Funds® Growth SAST Portfolio, American Funds® Global Growth SAST Portfolio, American Funds® Growth-Income SAST Portfolio, American Funds® Asset Allocation SAST Portfolio and VCPSM Managed Asset Allocation SAST Portfolio of SAST, as long as those Portfolios invest substantially all of their assets in series of American Funds® Insurance Series (the “Master Funds”), the Portfolios will remain subject to the Master Funds’ fundamental investment restrictions, even if the Master Funds’ restrictions are more restrictive than the current or proposed investment restrictions.

PROPOSAL 3A – REVISION TO FUNDAMENTAL POLICY

REGARDING BORROWING MONEY

Portfolios affected: all Portfolios other than

VCP Total Return BalancedSM Portfolio (SAST)

VCPSM Value Portfolio (SAST)

If shareholders of a Portfolio approve this proposal, the Portfolio’s current fundamental policy on the borrowing of money will be revised to read as follows:

Each Portfolio may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Rationale. All mutual funds are required to have a fundamental policy about the borrowing of money. The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to an additional 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the fund’s asset coverage falls below 300%, the fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays). Certain trading practices and investments dollar rolls and certain derivatives, may be considered to be borrowing and thus subject to the 1940 Act restrictions.

The Portfolios’ current fundamental policies on borrowing money vary. Currently, the borrowing policies of certain Portfolios limit borrowings to 33 1⁄3% (5% in the case of the Cash Management Portfolio of SST) of total assets for temporary or emergency purposes, and permit the Portfolios to obtain short-term credit as necessary for the clearance of purchases and sales of portfolio securities. In addition, the fundamental investment policies of certain Portfolios permit them to borrow for investment purposes to the maximum extent permissible either under the 1940 Act or by applicable law or regulatory approval. The fundamental policy of SAST Cash Management Portfolio limits its borrowings to 5% of total assets for temporary purposes and requires the Portfolio to reduce the amount of its borrowings within three days if its asset coverage for such borrowings falls below 300%. The Portfolios’ current borrowing policies are disclosed in their prospectuses and/or statements of additional information. The revised policy will permit the Portfolios to borrow money, and to engage in trading practices that may be considered to be borrowing, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time.

As noted above, the revised policy will be interpreted to permit a Portfolio to engage in trading practices and investments that may be considered to be borrowings to the extent consistent with the 1940 Act. In addition, short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the revised policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the revised policy.

If this proposal is approved, certain Portfolios will be permitted by this fundamental policy to borrow in situations and under circumstances in which they previously could not do so. Borrowing may cause the value of a Portfolio’s shares to be more volatile than if the Portfolio did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the Portfolio’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Portfolio’s net investment income in any given period.

SAAMCo has advised the Board that the proposed revisions to the fundamental policies on borrowing are not expected to materially affect the manner in which each Portfolio’s investment program is being conducted at this time, as reflected in the Portfolio’s current prospectus and statement of additional information. Before a Portfolio’s investment practices are changed in response to the revised policies, the Board would be consulted and, if appropriate, the Portfolio’s prospectus or statement of additional information would be supplemented to disclose the changes and any additional risks.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3A.

PROPOSAL 3B – ADOPTION OF OR REVISION TO FUNDAMENTAL POLICY

REGARDING UNDERWRITING

Portfolios affected: all Portfolios other than

VCP Total Return Balanced SM Portfolio (SAST)

VCPSM Value Portfolio (SAST)

If shareholders of a Portfolio approve this proposal, the Portfolio’s new or current fundamental policy on the underwriting of securities of other issuers will read or be revised to read as follows:

Each Portfolio may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Rationale. All mutual funds are required to have a fundamental policy about engaging in the business of underwriting the securities of other issuers. The 1940 Act permits a fund to have underwriting commitments within certain limits. The Portfolios’ current underwriting policies are disclosed in their prospectuses and/or statements of additional information. The revised policy will permit the Portfolios to engage in the underwriting business and to underwrite the securities of other issuers to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, and thus will give the Portfolios greater flexibility to respond to future investment opportunities, subject, of course, to the investment objectives and strategies applicable to each Portfolio. For Portfolios that do not have a policy regarding the underwriting of securities of other issuers as a fundamental policy, the new policy would, upon shareholder approval, be added as a fundamental policy.

In most cases, each Portfolio’s current fundamental policy states that the Portfolio will not be deemed to be an underwriter in connection with the disposition of portfolio securities. This exception refers to a technical provision of the Securities Act of 1933, as amended (the “1933 Act”), which deems certain persons to be “underwriters” if they purchase a security from the issuer and later sell it to the public. Although it is not believed that the application of this 1933 Act provision would cause a Portfolio to be engaged in the business of underwriting, the revised policy would be interpreted not to prevent a Portfolio from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Portfolio may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus.

Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Portfolio investing in restricted securities.

SAAMCo has advised the Board that the proposed revisions to the fundamental policies on underwriting are not expected to materially affect the manner in which each Portfolio’s investment program is being conducted at this time, as reflected in the Portfolio’s current prospectus and statement of additional information. Before a Portfolio’s investment practices are changed in response to the new or revised policies, the Board would be consulted and, if appropriate, the Portfolio’s prospectus or statement of additional information would be supplemented to disclose the changes and any additional risks.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3B.

PROPOSAL 3C – REVISION TO FUNDAMENTAL POLICY

REGARDING LENDING

Portfolios affected: all Portfolios other than

VCP Total Return BalancedSM Portfolio (SAST)

VCPSM Value Portfolio (SAST)

If shareholders of a Portfolio approve this proposal, the Portfolio’s current fundamental policy on the lending of money or other assets will be revised to read as follows:

Each Portfolio may not lend money or other assets except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Rationale. All mutual funds are required to have a fundamental policy about lending money and other assets. The 1940 Act permits a fund to make loans within certain limits. SEC staff interpretations currently prohibit funds from lending portfolio securities of more than one-third of their total assets.

The Portfolios’ current fundamental policies on lending vary. In most cases, each Portfolio’s current fundamental policy on lending prohibits the making of loans, but specifies that investments in debt obligations and repurchase agreements, the lending of portfolio securities, and the making of loans as otherwise permitted by exemptive order of the SEC, are not subject to the restriction. The Portfolios’ current lending policies are disclosed in their prospectuses and/or statements of additional information. The revised policy will permit a Portfolio to engage in securities lending, enter into repurchase agreements, acquire debt and other securities (to the extent deemed lending) and allow the Portfolio to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act.

The revised policy will be interpreted not to prevent a Portfolio from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

While lending securities may be a source of income to the Portfolios, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. Currently, the Portfolios do not, and do not expect to, engage in the lending of securities. If in the future, the Portfolios wish to lend securities, they would only be permitted to do so after they receive Board approval. The Portfolios also will be permitted by this policy to make loans of money, including to other Portfolios. A Portfolio would have to obtain exemptive relief from the SEC to make loans to other Portfolios.

SAAMCo has advised the Board that the proposed revisions to the fundamental policies on lending are not expected to materially affect the manner in which each Portfolio’s investment program is being conducted at this time, as reflected in the Portfolio’s current prospectus and statement of additional information. Before a Portfolio’s investment practices are changed in response to the revised policies, the Board would be consulted and, if appropriate, the Portfolio’s prospectus or statement of additional information would be supplemented to disclose the changes, the purpose of the changed practices and any additional risks.

A Portfolio would engage in lending money or other assets only to the extent consistent with its investment objective(s) and as approved by the Board.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3C.

PROPOSAL 3D – ADOPTION OF OR REVISION TO FUNDAMENTAL POLICY

REGARDING THE ISSUANCE OF SENIOR SECURITIES

Portfolios affected: all Portfolios other than

VCP Total Return BalancedSM Portfolio (SAST)

VCPSM Value Portfolio (SAST)

If shareholders of a Portfolio approve this proposal, the Portfolio’s new or current fundamental policy on the issuance of senior securities will read or be revised to read as follows:

Each Portfolio may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Rationale. All mutual funds are required to have a fundamental policy about issuing “senior securities,” which are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a mutual fund from issuing senior securities, except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A mutual fund also may borrow up to an additional 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities.

Currently, certain Portfolios are not permitted to issue senior securities, except that they may enter into repurchase agreements, reverse repurchase agreements and dollar rolls, lend their portfolio securities and borrow money to the extent permitted, and engage in similar investment strategies as disclosed in their prospectuses and statements of additional information. The Portfolios’ current policies regarding the issuance of senior securities are disclosed in their prospectuses and/or statements of additional information. The revised policy will permit the Portfolios to engage in certain investment practices that are considered by the SEC to be senior securities to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time. For Portfolios that do not have a policy regarding the issuance of senior securities as a fundamental policy, the new policy would, upon shareholder approval, be added as a fundamental policy.

Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities. These include reverse repurchase agreements, dollar rolls, options, futures and forward contracts, provided that in each case a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment. The revised policy will not affect the Portfolios’ existing abilities to engage in these practices. Similarly, the revised policy will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

SAAMCo has advised the Board that the proposed revisions to the fundamental policies on the issuance of senior securities are not expected to materially affect the manner in which each Portfolio’s investment program is being conducted at this time, as reflected in the Portfolio’s current prospectus and statement of additional information. Before a Portfolio’s investment practices are changed in response to the new or revised policies, the Board would be consulted and, if appropriate, the Portfolio’s prospectus or statement of additional information would be supplemented to disclose the changes, the purpose of the changed practices and any additional risks.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3D.

PROPOSAL 3E – ADOPTION OF OR REVISION TO FUNDAMENTAL POLICY

REGARDING INVESTING IN REAL ESTATE

Portfolios affected: all Portfolios other than

VCP Total Return BalancedSM Portfolio (SAST)

VCPSM Value Portfolio (SAST)

If shareholders of a Portfolio approve this proposal, the Portfolio’s new or current fundamental policy on investing in real estate will read or be revised to read as follows:

Each Portfolio may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Rationale. All mutual funds are required to have a fundamental policy about purchasing and selling real estate. The 1940 Act does not prohibit a fund from owning real estate; however, a mutual fund is limited in the amount of illiquid assets it may purchase (real estate is generally considered illiquid). Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities.

Currently, most of the Portfolios are not permitted to invest in real estate, but they are permitted to own securities of companies, such as real estate investment trusts, that deal in real estate or interests therein. The Portfolios also are not permitted to hold or sell real estate except for real estate they acquire as a result of their ownership of securities. The Portfolios’ current policies concerning investment in real estate are disclosed in their prospectuses and/or statements of additional information. As a general rule, the Portfolios currently do not intend to purchase or sell real estate. However, the Portfolios wish to preserve the flexibility to invest in real estate, as well as real estate-related companies and companies whose business consists in whole or in part of investing in real estate, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, consistent with their investment programs. Accordingly, the Portfolios will not be restricted by the revised policy from purchasing or selling real estate. However, a Portfolio’s investment program may not contemplate these investments. The SAST’s Cash Management Portfolio does not have a fundamental policy regarding investment in real estate; the new policy would, upon shareholder approval, be added as a fundamental policy.

As noted above, the revised policy will be interpreted to permit the Portfolios to invest in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

SAAMCo has advised the Board that the proposed revisions to the fundamental policies on investment in real estate are not expected to materially affect the manner in which each Portfolio’s investment program is being conducted at this time, as reflected in the Portfolio’s current prospectus and statement of additional information. Before a Portfolio’s investment practices are changed in response to the new or revised policies, the Board would be consulted and, if appropriate, the Portfolio’s prospectus or statement of additional information would be supplemented to disclose the changes, the purpose of the changed practices and any additional risks.

To the extent that investments in real estate are considered illiquid, a Portfolio will be limited in the amount of illiquid assets it may purchase. The current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets (5% of net assets for money market funds).

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3E.

PROPOSAL 3F – ADOPTION OF OR REVISION TO FUNDAMENTAL POLICY

REGARDING INVESTING IN COMMODITIES

Portfolios affected: all Portfolios other than

VCP Total Return BalancedSM Portfolio (SAST)

VCPSM Value Portfolio (SAST)

If shareholders of a Portfolio approve this proposal, the Portfolio’s new or current fundamental policy on investing in commodities will read or be revised to read as follows:

Each Portfolio may not purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Rationale. All mutual funds are required to have a fundamental policy about purchasing and selling commodities. The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities or contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies). However, a mutual fund is limited in the amount of illiquid assets it may purchase (certain commodities (especially physical commodities) may be considered to be illiquid). The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities.

The fundamental policies of the SST Portfolios currently prohibit them from purchasing or selling commodities or commodity contracts, except to the extent that a Portfolio could do so in accordance with applicable law and its Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act (the “CEA”). The restriction permits the SST Portfolios to engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and to purchase hybrid instruments (such as indexed and structured securities). The restrictions of the SAST Portfolios prohibit them from purchasing commodities or commodity contracts but permit them to engage in transactions in put and call options on securities, indices and currencies, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest-rate, mortgage and currency swaps and interest-rate floors and caps. The Portfolios’ current policies regarding investment in commodities and commodity contracts are disclosed in their prospectuses and/or statements of additional information.

In 2012, the Commodity Futures Trading Commission changed its rules to limit the ability of registered investment companies to invest in commodity interests without their advisers being required to register as commodity pool operators, which had the effect of limiting the SST Portfolios’ ability to invest in commodities to a greater extent than when the restriction was adopted. In addition, because most swaps are now considered commodity interests under the CEA and the rules thereunder, questions have arisen regarding the ability of the Portfolios to invest in swaps without running afoul of the restriction.

To avoid further interpretive issues and to prevent the Portfolios from being restricted from purchasing physical commodities and various commodity-related derivative contracts, the revised fundamental policy permits the Portfolios to purchase and sell commodities and commodity contracts, such as futures and swaps, to the extent permitted by applicable law if consistent with the Portfolios’ investment objectives and policies and deemed appropriate by SAAMCo or a subadviser, as applicable. Accordingly, the Portfolios will not be restricted by the proposed restriction from purchasing physical commodities and various commodity-related derivative contracts. The

SAST’s Cash Management Portfolio does not have a fundamental policy regarding investment in commodities and commodity contracts; the new policy would, upon shareholder approval, be added as a fundamental policy.

While the use of futures and swaps may guard against potential risks, it can eliminate some opportunities for gains. Certain derivatives can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for a Portfolio. The risks to a Portfolio of investing in derivatives may be enhanced in the event that such Portfolio increases its use of derivatives. The Portfolios do not currently anticipate that their investment strategies with respect to investing in commodities or commodity contracts will change as a result of a change in fundamental policy.

SAAMCo has advised the Board that the proposed revisions to the fundamental policies on investment in commodities and commodity contracts are not expected to materially affect the manner in which each Portfolio’s investment program is being conducted at this time, as reflected in the Portfolio’s current prospectus and statement of additional information. Before a Portfolio’s investment practices are changed in response to the new or revised policies, the Board would be consulted and, if appropriate, the Portfolio’s prospectus or statement of additional information would be supplemented to disclose the changes, the purpose of the changed practices and any additional risks.

To the extent that investments in commodities are considered illiquid, a Portfolio will be limited in the amount of illiquid assets it may purchase. The current SEC staff position generally limits a fund’s purchases of illiquid securities to 15% of net assets (5% of net assets for money market funds).

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3F.

PROPOSAL 3G – REVISION TO FUNDAMENTAL POLICY

REGARDING CONCENTRATION

1. Portfolios affected: all Portfolios other than

Cash Management Portfolio (SAST) Cash Management Portfolio (SST) “Dogs” of Wall Street Portfolio (SAST) Real Estate Portfolio (SAST)	Technology Portfolio (SAST) Telecom Utility Portfolio (SAST) VCP Total Return Balanced SM Portfolio (SAST) VCPSM Value Portfolio (SAST)

If shareholders of a Portfolio approve this proposal, the Portfolio’s current fundamental policy regarding concentration will be revised to read as follows:

The Portfolio may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.

Rationale. All mutual funds are required to recite their fundamental policy about concentration of their investments in a particular industry. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC generally has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future.

The Portfolios’ current fundamental policies on concentration vary. Most of the Portfolios are not concentrated in a particular industry and their current fundamental policies relating to concentration reflect the 25% test noted above that is the SEC’s current interpretation of concentration. The Portfolios’ current policies about concentration are disclosed in their prospectuses and/or statements of additional information. If this interpretation were to change, the Portfolios would not be able to change their concentration policy without seeking shareholder approval. The proposed policy does not contain a stated percentage limitation and will be interpreted to refer to concentration as it may be determined from time to time.

The proposed policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any of such obligations. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country.

The revised policy also will be interpreted to give broad authority to the Portfolios as to how to classify issuers within or among industries.

The SunAmerica Dynamic Allocation Portfolio and the SunAmerica Dynamic Strategy Portfolio of SAST, which are funds-of-funds, do not consider investment companies to be an industry for purposes of this restriction and the investment by one of these Portfolios in an underlying fund that concentrates its investments in a particular industry or group of industries will not be considered an investment by the Portfolio in that particular industry or group of industries.

SAAMCo has advised the Board that the proposed revisions to the fundamental policies on concentration are not expected to materially affect the manner in which each Portfolio’s investment program is being conducted at this time, as reflected in the Portfolio’s current prospectus and statement of additional information. Before a Portfolio’s investment practices are changed in response to the revised policies, the Board would be consulted and, if appropriate, the Portfolio’s prospectus or statement of additional information would be supplemented to disclose the changes, the purpose of the changed practices and any additional risks.

2. Portfolios affected:

Cash Management Portfolio (SAST)

Cash Management Portfolio (SST)

If shareholders of a Portfolio approve this proposal, the Portfolio’s current fundamental policy regarding concentration will be revised to read as follows:

The Portfolio may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry, except that, if deemed advisable, it may invest without limit in obligations of domestic commercial banks.

Rationale. All mutual funds are required to have a fundamental policy about concentration of their investments in a particular industry. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future.

The Portfolios’ current fundamental policy relating to concentration reflects the 25% test noted above that is the SEC’s current interpretation of concentration, except that, if deemed advisable, the Portfolios may invest more than 25% of their assets in the obligations of domestic commercial banks. The Portfolios’ current policies about concentration are disclosed in their prospectuses and/or statements of additional information. If this interpretation were to change, the Portfolios would not be able to change their concentration policy without seeking shareholder approval. The proposed policy does not contain a stated percentage limitation and will be interpreted to refer to concentration as it may be determined from time to time.

In addition, the SEC has taken the position that money market funds may reserve the right to invest without limit in obligations of banks without being deemed to concentrate their investments. The Portfolios attempt to achieve their investment goals by investing in a diversified selection of money market securities. The revised policy will permit the Portfolios to take advantage of the flexibility to invest in bank obligations that the SEC has granted to money market funds.

The proposed policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any of such obligations. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country.

The revised policy also will be interpreted to give broad authority to the Portfolios as to how to classify issuers within or among industries.

SAAMCo has advised the Board that the proposed revisions to the fundamental policy regarding concentration are not expected to materially affect the manner in which each Portfolio’s investment program is being conducted at this time, as reflected in the Portfolio’s current prospectus and statement of additional information. Before a Portfolio’s investment practices are changed in response to the revised policies, the Board would be consulted and, if appropriate, the Portfolio’s prospectus or statement of additional information would be supplemented to disclose the changes, the purpose of the changed practices and any additional risks.

3. Portfolios affected:

“Dogs” of Wall Street Portfolio (SAST) Real Estate Portfolio (SAST)	Telecom Utility Portfolio (SAST) Technology Portfolio (SAST)

If shareholders of a Portfolio approve this proposal, the Portfolio’s current fundamental policy regarding concentration will be revised to read as follows:

The Portfolio may not purchase or sell the securities of any issuer, if, as a result of such purchase or sale, less than 25% of the assets of the Portfolio would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the Portfolio.

Rationale. All mutual funds are required to have a fundamental policy about concentration of their investments in a particular industry. While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry.

Currently, the Portfolios’ fundamental policies require them to invest at least 25% of their total assets in specific industries (utility companies for SAST Telecom Utility Portfolio, real estate companies for SAST Real Estate Portfolio and the technology industry for SAST Technology Portfolio; the SAST “Dogs” of Wall Street Portfolio may invest more than 25% of its assets in the securities of issuers in the same industry to the extent such investments would be selected according to stock selection criteria). The Portfolios’ current policies about concentration are disclosed in their prospectuses and/or statements of additional information. SAAMCo proposes to change the concentration policies of the Portfolios to remove references to the specific industry, thereby giving the Portfolios broad authority as to how to classify issuers within or among industries. The revised policy will be interpreted to refer to concentration as that term may be interpreted from time to time. The revised policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country.

SAAMCo has advised the Board that the proposed revisions to the fundamental policy regarding concentration are not expected to materially affect the manner in which each Portfolio’s investment program is being conducted at this time, as reflected in the Portfolio’s current prospectus and statement of additional information. Before a Portfolio’s investment practices are changed in response to the revised policies, the Board would be consulted and, if appropriate, the Portfolio’s prospectus or statement of additional information would be supplemented to disclose the changes, the purpose of the changed practices and any additional risks.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3G.

PROPOSAL 3H – REMOVAL OF FUNDAMENTAL POLICIES

REGARDING DIVERSIFICATION

Portfolios affected: all Portfolios other than

Allocation Balanced Portfolio (SST)

Allocation Growth Portfolio (SST)

Allocation Moderate Growth Portfolio (SST)

Allocation Moderate Portfolio (SST)

“Dogs” of Wall Street Portfolio (SAST)

Focus Growth Portfolio (SST)

Focus Value Portfolio (SST)

Global Bond Portfolio (SAST)

International Equity Portfolio (SST)

Large Cap Growth Portfolio (SST)

Large Cap Value Portfolio (SST)

Marsico Focused Growth Portfolio (SAST)

Mid Cap Growth Portfolio (SST)

Mid Cap Value Portfolio (SST)

Multi-Managed Growth Portfolio (SST)

Multi-Managed Income Portfolio (SST)

Multi-Managed Income/Equity Portfolio (SST)

Multi-Managed Moderate Growth Portfolio (SST)

Small Cap Portfolio (SST)

Total Return Bond Portfolio (SAST)

VCP Total Return BalancedSM Portfolio (SAST)

VCPSM Value Portfolio (SAST)

If shareholders of a Portfolio approve this proposal, the Portfolio’s current fundamental policies requiring diversification of investments will be eliminated. Despite this change, each Portfolio’s status as a diversified fund will continue to be changeable only with the approval of the Portfolio’s shareholders. With the exception of the Real Estate Portfolio of SAST, there are no current plans to seek shareholder approval to change any of these Portfolios to non-diversified funds.

Rationale. The 1940 Act requires every mutual fund to state whether it is diversified (meaning that it is subject to certain restrictions that limit the percentage of the fund’s assets that may be invested in a single issuer) or non-diversified, and requires any change from diversified to non-diversified status to be approved in advance by fund shareholders. In addition, funds (including the Portfolios) are subject to diversification tests under the Internal Revenue Code of 1986, as amended (the “Code”), that limit investments in a single issuer or small number of issuers. The Portfolios currently comply with both the 1940 Act and the Internal Revenue Service requirements. However, the 1940 Act does not require that investment policies on diversification be fundamental policies.

A Portfolio classified as “diversified” may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Portfolio’s total assets would be invested in securities of that issuer or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. A Portfolio classified as “non-diversified” is not subject to these limitations. To qualify as a “regulated investment company” (“RIC”) for purposes of the Code, a Portfolio must, among other things, limit its investments so that, at the close of each quarter of the taxable year (a) not more than 25% of the market value of the fund’s total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer. Qualification as a RIC under the Code relieves the Portfolios of any liability for federal income tax to the extent their earnings are distributed to shareholders. The Portfolios also meet certain additional diversification and investor control requirements that apply to RICs that underlie Variable Contracts.

Under the existing policies on diversification (which are set out in two separate restrictions), a Portfolio generally may not (1) invest more than 5% of the Portfolio’s total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of each Portfolio’s total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the government of the United States or of any of its agencies or instrumentalities, or (2) as to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer. These policies generally reflect the 1940 Act requirements as in effect today. Accordingly, elimination of these policies will not change the extent to which these Portfolios’ assets may be invested in a single issuer.

As noted above, if a Portfolio wishes to become non-diversified in the future, the Portfolio would need to obtain shareholder approval of that change. Until that approval is obtained, the Portfolio must continue to comply with the diversification requirements of the 1940 Act. This is true despite the elimination of the Portfolio’s fundamental policy on diversification.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3H

PROPOSAL 3I – REMOVAL OF FUNDAMENTAL POLICY

REGARDING THE PURCHASE OF SECURITIES ON MARGIN

Portfolios affected: all SAST Portfolios other than

Cash Management Portfolio (SAST)

If shareholders of a Portfolio approve this proposal, the Portfolio’s current fundamental policy prohibiting the Portfolio from purchasing securities on margin will be eliminated.

Rationale. The 1940 Act does not require that a fund have a fundamental policy relating to purchasing securities on margin. Margin purchases involve borrowing money from a broker to purchase securities. The risks associated with purchasing securities on margin are generally similar to those of borrowing money. For a discussion of those risks, please see Proposal 3A. The Portfolios believe that this fundamental policy is unnecessary and may be unduly restrictive. The Portfolios’ ability to borrow is governed by the fundamental policy on borrowing discussed in Proposal 3A. To the extent that purchasing securities on margin may be considered the issuance of a senior security, the issuance of senior securities is governed by the fundamental policy discussed in Proposal 3D. The Portfolios believe that these other fundamental policies provide adequate protection on this topic. If this fundamental policy is eliminated, the Portfolios will be permitted to purchase securities on margin subject to the Portfolios’ other investment policies and applicable law.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL 3I.

PROPOSAL 3J – REMOVAL OF FUNDAMENTAL POLICY

REGARDING SHORT SALES

Portfolios affected:

Cash Management Portfolio (SAST)

If shareholders of a Portfolio approve this proposal, the Portfolio’s current fundamental policy prohibiting the Portfolio from making short sales of securities will be eliminated.

Rationale. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. Short sales expose a fund to the risk that the fund will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the fund. Other risks and costs to a fund of engaging in short sales include that the fund may be required to sell securities it would otherwise retain in order to raise cash to replace the borrowed securities, thus forgoing possible gains and/or selling at inopportune times, as well as incurring transaction costs. Under the 1940 Act, a fund is restricted from making short sales unless the sale is “against the box” and the securities sold are segregated, or the fund’s obligation to deliver the securities sold short is “covered” by segregating cash or liquid securities in an amount equal to the market value of the securities sold short. A sale is not made “against the box” if a fund sells a security it does not own in anticipation of a decline in market price. Losses from short sales can theoretically be unlimited, although, as noted above, under the 1940 Act, a fund is required to “cover” its exposure under any short position.

Mutual funds are not required to have a fundamental policy about engaging in short sales. The Portfolio believes this fundamental policy is unduly restrictive. There may be circumstances in which the Portfolio’s manager believes that a short sale is in the best interests of shareholders. If this fundamental policy is eliminated, the Portfolio will be able to engage in short sales subject to the Portfolio’s other investment policies and applicable law. Before the Portfolio engages in short sales to any material extent, the Board will be consulted and the Portfolio’s prospectus or statement of additional information will be revised to disclose the practice. The Portfolio will be subject to any limitations on engaging in short sales imposed by the Board or investment manager from time to time, as well as the Portfolio’s other investment policies.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSALS

3A, 3B, 3C, 3D, 3E, 3F, 3G, 3H, 3I, AND 3J.

PROPOSAL 4

CHANGE THE CLASSIFICATION OF THE REAL ESTATE PORTFOLIO

OF SAST FROM A DIVERSIFIED FUND TO A NON-DIVERSIFIED FUND

The 1940 Act requires a mutual fund to state whether it is diversified or non-diversified, and requires any change from diversified to non-diversified status to be approved in advance by fund shareholders. The Portfolio is currently classified as “diversified,” which means that it may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the Portfolio’s total assets would be invested in securities of that issuer or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. If the Portfolio were classified as “non-diversified,” it would not be subject to these limitations. At the recommendation of Pyramis Global Advisors, LLC (“Pyramis”), the Portfolio’s subadviser since October 1, 2013, SAAMCo proposes to change the Portfolio from a “diversified” to a “non-diversified” fund.

Pyramis requests the change to the Portfolio’s status in order to increase its flexibility to manage the Portfolio according to the investment policies and strategies for its other real estate equity securities portfolios. Pyramis has advised SAAMCo that most real estate funds are non-diversified and that its benchmark index, the MSCI U.S. REIT Index, is heavily weighted to certain constituents. In particular, the 25% limit restricts Pyramis’s ability to weight certain securities in the portfolio to the level Pyramis would ideally prefer and in accordance with its level of conviction in those companies. Pyramis has further advised SAAMCo that allowing this investment flexibility is intended to benefit the shareholders of this Portfolio.

A non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than a diversified fund. As a result, if the Portfolio were to become non-diversified, it would be subject to greater risk because it would be subject to greater volatility with respect to its portfolio securities than as a diversified fund. If the Board and shareholders approve this proposal, the Portfolio would intend to conduct its operations so as to continue to qualify as a RIC under the Code. To so qualify, the Portfolio must, among other things, limit its investments so that, at the close of each quarter of the taxable year (a) not more than 25% of the market value of the Portfolio’s total assets would be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets would be invested in the securities of a single issuer and the Portfolio would not own more than 10% of the outstanding voting securities of a single issuer. Qualification as a RIC under the Code relieves the Portfolio of any liability for federal income tax to the extent its earnings are distributed to shareholders. The Portfolio would further intend to meet certain additional diversification and investor control requirements that apply to RICs that underlie Variable Contracts. As a result of the Code’s diversification requirements, the Portfolio may not have the latitude to take full advantage of the relative absence of 1940 Act diversification requirements.

If Proposal 4 is not approved by the shareholders of the Portfolio, the Portfolio will continue to be operated as a diversified fund under the 1940 Act.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE REAL

ESTATE PORTFOLIO OF SAST VOTE “FOR” PROPOSAL 4.

OTHER INFORMATION

Reports to Shareholders

Copies of each Portfolio’s most recent Annual Report and Semi-Annual Report to shareholders will be furnished without charge upon request in writing to Seasons Series Trust or SunAmerica Series Trust, as applicable, P.O. Box 54299, Los Angeles, California 90054-0299, or by calling the following number: 1-800-445-7862.

Shareholder Proposals

As a general matter, the Trusts do not hold annual or regular meetings of shareholders. Ordinarily, there will be no shareholder meetings unless necessitated by the 1940 Act. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposal to the Secretary of Seasons Series Trust or SunAmerica Series Trust, as applicable, at SAAMCo, 2919 Allen Parkway, Houston, Texas 77019. Proposals must be received by the Trusts within a reasonable period of time prior to any shareholder meeting.

Other Business

SAAMCo, the Insurance Companies and the Trusts know of no business to be presented at the Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Trusts and the Portfolios.

Service Providers

SAAMCo, the Portfolios’ investment adviser and manager, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992.

SunAmerica Capital Services, Inc., the principal underwriter for SAST, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992. SST does not have a principal underwriter.

EXHIBIT A

As of the Record Date, the following number of shares of each Portfolio were outstanding and entitled to vote:

Portfolio	Class	Shares Outstanding on Record Date
SAST – Aggressive Growth Portfolio	Class 1	6,021,177.042
	Class 2	244,299.145
	Class 3	1,953,286.638
SAST – Alliance Growth Portfolio	Class 1	7,895,472.066
	Class 2	691,813.232
	Class 3	3,797,142.997
SAST – American® Funds Asset Allocation SAST Portfolio	Class 3	11,318,699.817
SAST – American® Funds Global Growth SAST Portfolio	Class 3	31,640,728.803
SAST – American® Funds Growth SAST Portfolio	Class 3	22,713,699.120
SAST – American® Funds Growth-Income SAST Portfolio	Class 3	18,884,554.741
SAST – Balanced Portfolio	Class 1	4,799,622.634
	Class 2	593,388.637
	Class 3	5,755,175.894
SAST – Blue Chip Growth Portfolio	Class 1	1,098,607.442
	Class 2	390,586.026
	Class 3	9,158,840.930
SAST – Capital Growth Portfolio	Class 1	627,018.519
	Class 2	201,077.590
	Class 3	4,368,412.311
SAST – Cash Management Portfolio	Class 1	7,709,192.162
	Class 2	1,656,502.167
	Class 3	17,430,192.785

SAST – Corporate Bond Portfolio	Class 1	37,867,260.395
	Class 2	2,376,478.825
	Class 3	67,330,662.932
SAST – Davis Venture Value Portfolio	Class 1	23,258,694.184
	Class 2	2,542,907.705
	Class 3	22,772,273.401
SAST – “Dogs” of Wall Street Portfolio	Class 1	7,466,280.630
	Class 2	701,529.220
	Class 3	8,095,692.064
SAST – Emerging Markets Portfolio	Class 1	22,527,127.761
	Class 2	776,962.838
	Class 3	22,453,538.855
SAST – Equity Index Portfolio	Class 1	44,632,305.319
SAST – Equity Opportunities Portfolio	Class 1	6,353,288.334
	Class 2	372,489.396
	Class 3	3,565,921.457
SAST – Foreign Value Portfolio	Class 1	13,999,899.569
	Class 2	1,455,848.739
	Class 3	39,958,079.299
SAST – Fundamental Growth Portfolio	Class 1	8,536,802.001
	Class 2	132,307.898
	Class 3	3,575,023.513
SAST – Global Bond Portfolio	Class 1	12,094,454.845
	Class 2	987,506.206
	Class 3	24,797,714.241
SAST – Global Equities Portfolio	Class 1	19,548,244.280
	Class 2	312,592.465

	Class 3	2,184,801.041
SAST – Growth-Income Portfolio	Class 1	16,055,438.694
	Class 2	432,225.650
	Class 3	5,614,132.425
SAST – Growth Opportunities Portfolio	Class 1	7,589,191.083
	Class 2	428,606.723
	Class 3	21,740,128.735
SAST – High-Yield Bond Portfolio	Class 1	35,978,634.481
	Class 2	2,753,176.832
	Class 3	34,650,308.998
SAST – International Diversified Equities Portfolio	Class 1	5,579,983.602
	Class 2	1,870,320.629
	Class 3	18,931,155.932
SAST – International Growth and Income Portfolio	Class 1	16,531,443.949
	Class 2	875,313.422
	Class 3	19,557,492.360
SAST – Marsico Focused Growth Portfolio	Class 1	7,794,013.837
	Class 2	1,177,216.333
	Class 3	10,598,060.726
SAST – MFS® Massachusetts Investors Trust Portfolio	Class 1	21,452,791.214
	Class 2	626,285.864
	Class 3	18,947,512.955
SAST – MFS® Total Return Portfolio	Class 1	14,172,444.977
	Class 2	2,363,783.181
	Class 3	19,932,617.792
SAST – Mid-Cap Growth Portfolio	Class 1	6,985,538.656
	Class 2	1,126,156.367

	Class 3	8,957,661.714
SAST – Real Estate Portfolio	Class 1	7,540,177.560
	Class 2	606,520.478
	Class 3	19,617,435.462
SAST – Small & Mid Cap Value Portfolio	Class 1	1,771,062.961
	Class 2	924,165.472
	Class 3	27,823,463.550
SAST – Small Company Value Portfolio	Class 1	6,346,848.092
	Class 3	10,274,383.894
SAST – SunAmerica Dynamic Allocation Portfolio	Class 3	463,751,493.531
SAST – SunAmerica Dynamic Strategy Portfolio	Class 3	188,256,234.392
SAST – Technology Portfolio	Class 1	2,781,080.006
	Class 2	829,967.372
	Class 3	7,414,038.831
SAST – Telecom Utility Portfolio	Class 1	1,598,032.055
	Class 2	177,362.292
	Class 3	1,901,346.059
SAST – Total Return Bond Portfolio	Class 1	59,823,012.866
	Class 2	2,174,877.066
	Class 3	117,334,360.790
SAST - VCPSM Managed Asset Allocation SAST Portfolio	Class 3	9,205,908.425
SAST – VCP Total Return BalancedSM Portfolio	Class 3	6,241,922.525
SAST – VCPSM Value Portfolio	Class 3	6,208,576.392
SST – Allocation Balanced Portfolio	Class 3	25,480,710.769
SST – Allocation Growth Portfolio	Class 3	10,003,740.954
SST – Allocation Moderate Growth Portfolio	Class 3	52,349,310.460
SST – Allocation Moderate Portfolio	Class 3	32,016,948.608

SST – Asset Allocation: Diversified Growth Portfolio	Class 1	1,840,594.416
	Class 2	6,032,246.553
	Class 3	5,399,773.964
SST – Cash Management Portfolio	Class 1	132,219.599
	Class 2	1,110,878.236
	Class 3	2,314,717.457
SST – Diversified Fixed Income Portfolio	Class 1	30,953,774.674
	Class 2	3,820,103.240
	Class 3	39,634,083.490
SST – Focus Growth Portfolio	Class 1	5,630,417.142
	Class 2	3,281,056.216
	Class 3	5,274,067.355
SST – Focus Value Portfolio	Class 1	9,416,219.192
	Class 2	1,205,502.473
	Class 3	2,577,173.771
SST – International Equity Portfolio	Class1	26,136,889.168
	Class 2	3,531,562.984
	Class 3	33,169,354.401
SST – Large Cap Growth Portfolio	Class 1	10,110,505.264
	Class 2	3,213,566.139
	Class 3	15,062,314.958
SST – Large Cap Value Portfolio	Class 1	21,030,095.580
	Class 2	2,565,105.017
	Class 3	17,822,938.714
SST – Mid Cap Growth Portfolio	Class 1	4,306,340.431
	Class 2	1,909,778.697
	Class 3	3,314,284.691

SST – Mid Cap Value Portfolio	Class 1	7,203,849.039
	Class 2	1,918,098.173
	Class 3	7,417,820.268
SST – Multi-Managed Growth Portfolio	Class 1	674,188.207
	Class 2	1,233,560.019
	Class 3	1,947,141.156
SST – Multi-Managed Income Portfolio	Class 1	919,760.832
	Class 2	3,200,028.599
	Class 3	3,505,662.992
SST – Multi-Managed Income/Equity Portfolio	Class 1	969,120.440
	Class 2	3,834,840.553
	Class 3	4,044,834.368
SST – Multi-Managed Moderate Growth Portfolio	Class 1	922,859.347
	Class 2	3,755,167.368
	Class 3	5,444,814.335
SST – Real Return Portfolio	Class 1	15,357,266.889
	Class 3	49,583,842.448
SST – Small Cap Portfolio	Class 1	5,729,983.653
	Class 2	2,108,924.343
	Class 3	7,237,809.666
SST – Stock Portfolio	Class 1	9,594,911.475
	Class 2	2,644,937.985
	Class 3	2,466,719.616

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

EXHIBIT B

The following shareholders owned beneficially 5% or more of the indicated Fund Class’s shares outstanding as of the Record Date.

Fund and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
SAST – Aggressive Growth Portfolio (Class 1)	SunAmerica Dynamic Allocation Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	2,549,450.221	42.34%
	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	3,343,624.927	55.53%
SAST – Alliance Growth Portfolio (Class 1)	SunAmerica Dynamic Strategy Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	1,137,036.998	14.40%
	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	6,482,779.479	82.11%
SAST – Balanced Portfolio (Class 1)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	4,625,171.108	96.37%
SAST – Blue Chip Growth Portfolio (Class 1)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	1,027,290.451	93.51%
	The United States Life Insurance Company in the City of New York One World Financial Center, 200 Liberty Street, New York, NY 10281	71,316.991	6.49%
SAST – Capital Growth Portfolio (Class 1)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	5,98,163.268	95.40%

Fund and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
SAST - Cash Management Portfolio (Class 1)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	7,417,221.191	96.21%
SAST – Corporate Bond Portfolio (Class 1)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	10,170,814.500	33.01%
	SunAmerica Dynamic Allocation Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	19,717,557.737	52.07%
	SunAmerica Dynamic Strategy Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	5,399,418.922	14.26%
SAST – Davis Venture Value Portfolio (Class 1)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	19,270,918.702	82.85%
	SunAmerica Dynamic Strategy Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	3,381,741.909	14.54%
SAST – Dogs of Wall Street Portfolio (Class 1)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	2,845,286.272	38.11%
	SunAmerica Dynamic Strategy Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	4,519, 061.325	60.53%
SAST – Emerging Markets Portfolio (Class 1)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	6,484,895.852	28.79%
	SunAmerica Dynamic Allocation Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	15,807,444.537	70.17%

Fund and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
SAST – Equity Index Portfolio (Class 1)	SunAmerica Dynamic Allocation Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	29,969,896.682	67.15%
	SunAmerica Dynamic Strategy Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	13,428,181.041	30.09%
SAST –Equity Opportunities Portfolio (Class 1)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	2,855,694.261	44.95%
	SunAmerica Dynamic Strategy Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	3,363,498.543	52.94%
SAST – Foreign Value Portfolio (Class 1)	SunAmerica Dynamic Allocation Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	8,364,778.329	59.75%
	SunAmerica Dynamic Strategy Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	5,626,840.655	40.19%
SAST –Fundamental Growth Portfolio (Class 1)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	2,451,212.236	28.71%
	SunAmerica Dynamic Allocation Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	5,980,213.692	70.05%
SAST – Global Bond Portfolio (Class 1)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	4,857,421.894	40.16%
	SunAmerica Dynamic Allocation Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	4,048,580.079	33.47%

Fund and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
	SunAmerica Dynamic Strategy Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	3,053,801.783	25.25%
SAST – Global Equities Portfolio (Class 1)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	3,488,132.697	17.84%
	SunAmerica Dynamic Allocation Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	12,788,481.506	65.42%
	SunAmerica Dynamic Strategy Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	3,172,261.980	16.23%
SAST – Growth Opportunities Portfolio (Class 1)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	1,386,886.295	18.27%
	SunAmerica Dynamic Allocation Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	4,735,973.705	62.40%
	SunAmerica Dynamic Strategy Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	1,424,855.883	18.77%
SAST – Growth-Income Portfolio (Class 1)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	6,210,396.036	38.68%
	SunAmerica Dynamic Allocation Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	6,372,805.478	39.69%
	SunAmerica Dynamic Strategy Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	3,209,004.299	19.99%

Fund and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
SAST – High-Yield Bond Portfolio (Class 1)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	14,545,233.624	40.43%
	SunAmerica Dynamic Allocation Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	14,668,622.552	40.77%
	SunAmerica Dynamic Strategy Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	6,102,960.605	16.96%
SAST – International Diversified Equities Portfolio (Class 1)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	5,323,974.735	95.41%
SAST – International Growth and Income Portfolio (Class 1)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	6,621,952.100	40.06%
	SunAmerica Dynamic Allocation Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	4,347,942.931	26.30%
	SunAmerica Dynamic Strategy Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	5,320,962.569	32.19%
SAST – Marsico Focused Growth Portfolio (Class 1)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	1,525,869.747	19.58%
	SunAmerica Dynamic Strategy Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	6,205,159.846	79.61%
SAST – MFS Massachusetts Investors Trust Portfolio (Class 1)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	3,157,347.447	14.72%

Fund and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
	SunAmerica Dynamic Allocation Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	11,596,424.156	54.06%
	SunAmerica Dynamic Strategy Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	6,565,019.612	30.60%
SAST- MFS Total Return Portfolio (Class 1)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	13,861,181.782	97.80%
SAST – Mid-Cap Growth Portfolio (Class 1)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	2,846,738.345	40.75%
	SunAmerica Dynamic Allocation Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	2,861,559.645	40.96%
	SunAmerica Dynamic Strategy Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	1,149,753.706	16.46%
SAST – Real Estate Portfolio (Class 1)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	2,397,201.166	31.79%
	SunAmerica Dynamic Allocation Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	2,722,995.738	36.11%
	SunAmerica Dynamic Strategy Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	2,322,142.623	30.80%
SAST – Small & Mid Cap Value Portfolio (Class 1)	SunAmerica Dynamic Strategy Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	1,764,149.286	99.61%

Fund and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
SAST – Small Company Value Portfolio (Class 1)	SunAmerica Dynamic Allocation Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	3,871,493.453	61.00%
SAST – Small Company Value Portfolio (Class 1)	SunAmerica Dynamic Strategy Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	2,312,705.381	36.44%
SAST – Technology Portfolio (Class 1)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	2,736,951.351	98.41%
SAST- Telecom Utility Portfolio (Class 1)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	1,528,759.635	95.67%
SAST – Total Return Bond Portfolio (Class 1)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	11,646,932.410	19.47%
	SunAmerica Dynamic Allocation Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	36,105,239.417	60.35%
	SunAmerica Dynamic Strategy Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	11,862,644.871	19.83%
SST – Asset Allocation Diversified Growth Portfolio (Class 1)	Balanced Growth Strategy (Class 1) 1 SunAmerica Center, Los Angeles, CA 90067	442,583.149	24.05%
	Conservative Growth Strategy (Class 1) 1 SunAmerica Center, Los Angeles, CA 90067	365,480.204	19.86%
	Growth Strategy (Class 1) 1 SunAmerica Center, Los Angeles, CA 90067	529,501.055	28.77%

Fund and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
	Moderate Growth Strategy (Class 1) 1 SunAmerica Center, Los Angeles, CA 90067	503,030.008	27.33%
SST – Balanced Growth Strategy (Class 1)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	707,703.203	100.00%
SST- Conservative Growth Strategy (Class 1)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	617,668.260	100.00%
SST – Diversified Fixed Income Portfolio (Class 1)	SunAmerica Dynamic Allocation Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	27,573,006.657	89.08%
	SunAmerica Dynamic Strategy Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	2,975,913.580	9.61%
SST – Focus Growth Portfolio (Class 1)	SunAmerica Dynamic Allocation Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	5,506,252.601	97.79%
SST – Focus Value Portfolio (Class 1)	SunAmerica Dynamic Allocation Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	5,826,195.325	61.87%
	SunAmerica Dynamic Strategy Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	3,581,270.163	38.03%
SST- Growth Strategy (Class 1)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	763,210.950	100.00%
SST – International Equity Portfolio (Class 1)	SunAmerica Dynamic Allocation Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	20,229,890.722	77.40%

Fund and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
	SunAmerica Dynamic Strategy Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	5,578,839.148	21.34%
SST – Large Cap Growth Portfolio (Class 1)	SunAmerica Dynamic Allocation Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	5,906,075.823	58.42%
	SunAmerica Dynamic Strategy Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	3,875,161.068	38.33%
SST – Large Cap Value Portfolio (Class 1)	SunAmerica Dynamic Allocation Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	11,936,833.579	56.76%
	SunAmerica Dynamic Strategy Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	8,821,320.424	41.95%
SST – Mid Cap Growth Portfolio (Class 1)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	254,814.153	5.92%
	SunAmerica Dynamic Allocation Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	2,883,928.858	66.97%
	SunAmerica Dynamic Strategy Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	1,167,597.420	27.11%
SST – Mid Cap Value Portfolio (Class 1)	SunAmerica Dynamic Allocation Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	5,035,980.342	69.91%
	SunAmerica Dynamic Strategy Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	1,976,118.524	27.43%

Fund and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
SST- Moderate Growth Strategy (Class 1)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	762,071.416	100%
SST – Multi-Managed Growth Portfolio (Class 1)	Growth Strategy (Class 1) 1 SunAmerica Center, Los Angeles, CA 90067	674,188.207	100%
SST – Multi-Managed Income Equity Portfolio (Class 1)	Balanced Growth Strategy (Class 1) 1 SunAmerica Center, Los Angeles, CA 90067	969,120.440	100%
SST – Multi-Managed Income Portfolio (Class 1)	Conservative Growth Strategy (Class 1) 1 SunAmerica Center, Los Angeles, CA 90067	919,760.832	100%
SST – Multi-Managed Moderate Growth Portfolio (Class 1)	Moderate Growth Strategy (Class 1) 1 SunAmerica Center, Los Angeles, CA 90067	922,859.347	100%
SST – Real Return Portfolio (Class 1)	SunAmerica Dynamic Allocation Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	13,354,900.817	86.96%
SST –Real Return Portfolio (Class 1)	SunAmerica Dynamic Strategy Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	1,992,157.113	12.97%
SST – Small Cap Portfolio (Class 1)	SunAmerica Dynamic Allocation Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	4,143,215.562	72.31%
SST – Small Cap Portfolio (Class 1)	SunAmerica Dynamic Strategy Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	1,436,863.265	25.08%
SST – Stock Portfolio (Class 1)	SunAmerica Dynamic Allocation Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	8,770,590.400	91.41%
SAST – Aggressive Growth Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	244,299.145	100%

Fund and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
SAST – Alliance Growth Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	691,813.232	100%
SAST – Balanced Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	593,388.637	100%
SAST – Blue Chip Growth Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	390,586.026	100%
SAST – Capital Growth Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	201,077.590	100%
SAST - Cash Management Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	1,656,502.167	100%
SAST – Corporate Bond Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	2,376,478.825	100%
SAST - Davis Venture Value Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	2,542,907.705	100%
SAST - Dogs of Wall Street Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	701,529.220	100%
SAST - Emerging Markets Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	776,962.838	100%
SAST – Equity Opportunities Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	372,489.396	100%

Fund and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
SAST – Foreign Value Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	1,455,848.739	100%
SAST – Fundamental Growth Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	132,307.898	100%
SAST – Global Bond Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	987,506.206	100%
SAST – Global Equities Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	312,592.465	100%
SAST – Growth Opportunities Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	428,606.723	100%
SAST – Growth-Income Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	432,225.650	100%
SAST – High-Yield Bond Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	2,753,176.832	100%
SAST- International Diversified Equities Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	1,870,320.629	100%
SAST – International Growth and Income Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	875,313.422	100%
SAST- Marsico Focused Growth Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	1,177,216.333	100%

Fund and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
SAST- MFS Massachusetts Investors Trust Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	626,285.864	100%
SAST- MFS Total Return Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	2,363,783.181	100%
SAST- Mid-Cap Growth Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	1,126,156.367	100%
SAST- Real Estate Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	606,520.478	100%
SAST – Small & Mid Cap Value Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	924,165.472	100%
SAST – Technology Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	829,967.372	100%
SAST – Telecom Utility Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	177,362.292	100%
SAST – Total Return Bond Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	2,174,877.066	100%
SST – Asset Allocation Diversified Growth Portfolio (Class 2)	Balanced Growth Strategy (Class 2) 1 SunAmerica Center, Los Angeles, CA 90067	1,749,299.545	29.00%
	Conservative Growth Strategy (Class 2) 1 SunAmerica Center, Los Angeles, CA 90067	1,269,776.117	21.05%

Fund and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
	Growth Strategy (Class 2) 1 SunAmerica Center, Los Angeles, CA 90067	968,421.864	16.05%
	Moderate Growth Strategy (Class 2) 1 SunAmerica Center, Los Angeles, CA 90067	2,044, 749.027	33.90%
SST – Balanced Growth Strategy (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	2,853,426.204	100.00%
SST- Cash Management Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	1,110,878.236	100%
SST- Conservative Growth Strategy (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	2,190,438.043	100.00%
SST- Diversified Fixed Income Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	3,820,103.240	100.00%
SST- Focus Growth Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	3,281,056.216	100.00%
SST- Focus Value Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	1,205,502.473	100.00%
SST- Growth Strategy (Class )	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	1,424,353.034	100.00%
SST- International Equity Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	3,531,562.984	100.00%

Fund and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
SST- Large Cap Growth Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	3,213,566.139	100.00%
SST- Large Cap Value Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	2,565,105.017	100.00%
SST- Mid Cap Growth Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	1,909,778.697	100.00%
SST- Mid Cap Value Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	1,918,098.173	100.00%
SST- Moderate Growth Strategy (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	3,160,124.598	100.00%
SST –Multi-Managed Growth Portfolio (Class 2)	Growth Strategy (Class 2) 1 SunAmerica Center, Los Angeles, CA 90067	1,233,560.019	100%
SST – Multi-Managed Income Equity Portfolio (Class 2)	Balanced Growth Strategy (Class 2) 1 SunAmerica Center, Los Angeles, CA 90067	3,834,840.553	100%
SST – Multi-Managed Income Portfolio (Class 2)	Conservative Growth Strategy (Class 2) 1 SunAmerica Center, Los Angeles, CA 90067	3,200,028.599	100%
SST – Multi-Managed Moderate Growth Portfolio (Class 2)	Moderate Growth Strategy (Class 2) 1 SunAmerica Center, Los Angeles, CA 90067	3,755,167.368	100%
SST – Small Cap Portfolio (Class 2)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	2,108,924.343	100%

Fund and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
SST – Stock Portfolio (Class 2)	Balanced Growth Strategy (Class 2) 1 SunAmerica Center, Los Angeles, CA 90067	776,707.422	29.37%
	Conservative Growth Strategy (Class 2) 1 SunAmerica Center, Los Angeles, CA 90067	422,847.759	15.99%
	Growth Strategy (Class 2) 1 SunAmerica Center, Los Angeles, CA 90067	537,494.059	20.32%
	Moderate Growth Strategy (Class 2) 1 SunAmerica Center, Los Angeles, CA 90067	907,888.725	34.33%
SAST- Aggressive Growth Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	1,671,138.544	85.56%
	The United States Life Insurance Company in the City of New York One World Financial Center, 200 Liberty Street, New York, NY 10281	282,148.094	14.44%
SAST- Alliance Growth Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	3,571,636.905	94.06%
	The United States Life Insurance Company in the City of New York One World Financial Center, 200 Liberty Street, New York, NY 10281	225,506.092	5.94%
SAST- American Funds Asset Allocation SAST Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	10,898,501.368	96.29%

Fund and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
SAST- American Funds Global Growth SAST Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	30,202,048.757	95.45%
SAST- American Funds Growth SAST Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	21,674,382.259	95.42%
SAST- American Funds Growth-Income SAST Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	17,994,304.424	95.29%
SAST- Balanced Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	5,217,929.965	90.66%
	The United States Life Insurance Company in the City of New York One World Financial Center, 200 Liberty Street, New York, NY 10281	537,245.929	9.34%
SAST- Blue Chip Growth Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	8,645,888.452	94.40%
	The United States Life Insurance Company in the City of New York One World Financial Center, 200 Liberty Street, New York, NY 10281	512,952.478	5.60%
SAST- Capital Growth Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	4,145,969.754	94.91%

Fund and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
	The United States Life Insurance Company in the City of New York One World Financial Center, 200 Liberty Street, New York, NY 10281	222,442.557	5.09%
SAST- Cash Management Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	16,688,800.969	95.75%
SAST- Corporate Bond Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	64,550,876.072	95.87%
SAST- Davis Venture Value Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	21,835,057.972	95.88%
SAST- Dogs of Wall Street Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	7,806,120.436	96.42%
SAST- Dynamic Allocation Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	431,933,723.026	93.14%
	The United States Life Insurance Company in the City of New York One World Financial Center, 200 Liberty Street, New York, NY 10281	31,614,464.787	6.82%
SAST- Emerging Markets Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	21,355,285.189	95.11%

Fund and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
SAST- Equity Opportunities Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	3,441,132.976	96.50%
SAST- Foreign Value Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	38,218,825.459	95.65%
SAST- Fundamental Growth Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	3,394,375.413	94.95%
	The United States Life Insurance Company in the City of New York One World Financial Center, 200 Liberty Street, New York, NY 10281	180,648.100	5.05%
SAST- Global Bond Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	23,577,657.397	95.08%
SAST- Global Equities Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	2,063,189.625	94.43%
	The United States Life Insurance Company in the City of New York One World Financial Center, 200 Liberty Street, New York, NY 10281	121,611.416	5.57%
SAST- Growth Opportunities Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	20,735,280.957	95.38%
SAST- Growth-Income Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	5,366,715.524	95.59%

Fund and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
SAST- High-Yield Bond Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	33,467,678.083	96.59%
	The United States Life Insurance Company in the City of New York One World Financial Center, 200 Liberty Street, New York, NY 10281	986,692.104	5.21%
SAST- International Growth and Income Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	18,539,185.255	94.79%
	The United States Life Insurance Company in the City of New York One World Financial Center, 200 Liberty Street, New York, NY 10281	1,018,307.105	5.21%
SAST- Marsico Focused Growth Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	10,163,058.752	95.90%
SAST- MFS Massachusetts Investors Trust Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	18,131,249.357	95.69%
SAST- MFS Total Return Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	19,304,425.416	96.85%
SAST- Mid-Cap Growth Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	8,517,709.040	95.09%

Fund and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
SAST- VCP SM Managed Asset Allocation SAST Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	8,685,077.901	94.34%
	The United States Life Insurance Company in the City of New York One World Financial Center, 200 Liberty Street, New York, NY 10281	520,830.524	5.66%
SAST- Real Estate Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	18,603,901.904	94.83%
	The United States Life Insurance Company in the City of New York One World Financial Center, 200 Liberty Street, New York, NY 10281	1,013,533.558	5.17%
SAST- Small & Mid Cap Value Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	26,528,751.815	95.35%
SAST- Small Company Value Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	9,799,303.905	95.38%
SAST- SunAmerica Dynamic Strategy Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	173,811,922.257	92.33%
	The United States Life Insurance Company in the City of New York One World Financial Center, 200 Liberty Street, New York, NY 10281	14,198,697.470	7.54%

Fund and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
SAST- Technology Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	7,039,794.691	94.95%
	The United States Life Insurance Company in the City of New York One World Financial Center, 200 Liberty Street, New York, NY 10281	374,244.140	5.05%
SAST- Telecom Utility Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	1,803,651.450	94.86%
	The United States Life Insurance Company in the City of New York One World Financial Center, 200 Liberty Street, New York, NY 10281	97,694.609	5.14%
SAST- Total Return Bond Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	111,810,839.455	95.29%
SAST- VCP Total Return Balanced Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	5,918,486.192	94.82%
	The United States Life Insurance Company in the City of New York One World Financial Center, 200 Liberty Street, New York, NY 10281	323,436.333	5.18%
SAST- VCP Value Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	5,880,112.086	94.71%

Fund and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
	The United States Life Insurance Company in the City of New York One World Financial Center, 200 Liberty Street, New York, NY 10281	328,464.306	5.29%
SST- Allocation Balanced Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	23,418,680.935	91.91%
	The United States Life Insurance Company in the City of New York One World Financial Center, 200 Liberty Street, New York, NY 10281	2,062,029.834	8.09%
SST- Allocation Growth Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	9,410,856.795	94.07%
	The United States Life Insurance Company in the City of New York One World Financial Center, 200 Liberty Street, New York, NY 10281	592,884.159	5.93%
SST- Allocation Moderate Growth Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	49,315,050.028	94.20%
	The United States Life Insurance Company in the City of New York One World Financial Center, 200 Liberty Street, New York, NY 10281	3,034,260.432	5.80%
SST- Allocation Moderate Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	30,153,475.324	94.18%

Fund and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
SST – Asset Allocation Diversified Growth Portfolio (Class 3)	Balanced Growth Strategy (Class 3) 1 SunAmerica Center, Los Angeles, CA 90067	1,111,867.441	20.59%
	Conservative Growth Strategy (Class 3) 1 SunAmerica Center, Los Angeles, CA 90067	883,628.818	16.36%
	Growth Strategy (Class 3) 1 SunAmerica Center, Los Angeles, CA 90067	1,336,239.425	24.75%
	Moderate Growth Strategy (Class 3) 1 SunAmerica Center, Los Angeles, CA 90067	1,936,245.872	35.86%
SST- Balanced Growth Strategy (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	1,830,409.141	97.81%
SST- Cash Management Portfolio (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	2,247,569.187	97.10%
SST-Conservative Growth Strategy (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	1,538,440.375	98.01%
SST –Diversified Fixed Income Portfolio (Class 3)	Allocation Balanced Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	9,592,837.005	24.20%
	Allocation Moderate Growth Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	15,370,327.096	38.78%

Fund and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
	Allocation Moderate Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	10,522,002.204	26.55%
	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	2,885,847.137	7.28%
SST –Focus Growth Portfolio (Class 3)	Allocation Balanced Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	358,111.492	6.79%
	Allocation Moderate Growth Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	1,043,536.272	19.79%
	Allocation Moderate Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	540,318.666	10.24%
	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	2,996,499.382	56.82%
SST – Focus Value Portfolio (Class 3)	Allocation Balanced Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	305,552.661	11.86%
	Allocation Growth Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	137,264.609	5.33%
	Allocation Moderate Growth Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	643,360.731	24.96%

Fund and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
	Allocation Moderate Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	385,305.600	14.95%
	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	1,071,888.568	41.59%
SST – Growth Strategy (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	1,984,878.528	96.61%
SST –International Equity Portfolio (Class 3)	Allocation Growth Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	3,620,262.417	10.91%
	Allocation Balanced Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	4,094,174.801	12.34%
	Allocation Moderate Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	7,014,179.998	21.15%
	Allocation Moderate Growth Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	15,108,585.303	45.55%
	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	3,205,294.902	9.66%
SST – Large Cap Growth Portfolio (Class 3)	Allocation Growth Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	1,335,273.617	8.86%
	Allocation Balanced Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	2,629,170.351	17.46%

Fund and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
	Allocation Moderate Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	3,253,104.694	21.60%
	Allocation Moderate Growth Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	5,543,600.849	36.80%
	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	2,225,162.786	14.77%
SST – Large Cap Value Portfolio (Class 3)	Allocation Growth Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	1,550,140.139	8.70%
	Allocation Balanced Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	3,313,923.656	18.59%
	Allocation Moderate Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	4,160,252.654	23.34%
	Allocation Moderate Growth Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	7,110,462.488	39.90%
	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	1,634,168.293	9.17%
SST – Mid Cap Growth Portfolio (Class 3)	Allocation Balanced Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	205,753.058	6.21%
	Allocation Growth Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	258,510.563	7.80%

Fund and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
	Allocation Moderate Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	345,601.703	10.43%
	Allocation Moderate Growth Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	966,783.356	29.17%
	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	1,492,657.031	45.04%
SST – Mid Cap Value Portfolio (Class 3)	Allocation Growth Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	719,854.999	9.70%
	Allocation Balanced Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	817,647.495	11.02%
	Allocation Moderate Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	1,430,906.632	19.29%
	Allocation Moderate Growth Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	2,953,760.748	39.82%
	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	1,451,088.633	19.56%
SST – Moderate Growth Strategy (Class 3)	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	3,021,431.524	97.88%
SST – Multi-Managed Growth Portfolio (Class 3)	Allocation Growth Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	184,537.846	9.48%

Fund and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
	Growth Strategy (Class 3) 1 SunAmerica Center, Los Angeles, CA 90067	1,702,780.005	87.45%
SST – Multi-Managed Income Equity Portfolio (Class 3)	Allocation Moderate Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	1,549,957.730	38.32%
	Balanced Growth Strategy (Class 3) 1 SunAmerica Center, Los Angeles, CA 90067	2,439,983.696	60.32%
SST – Multi-Managed Income Portfolio (Class 3)	Allocation Balanced Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	1,230,914.802	35.11%
	Conservative Growth Strategy (Class 3) 1 SunAmerica Center, Los Angeles, CA 90067	2,229,418.234	63.59%
SST – Multi-Managed Moderate Growth Portfolio (Class 3)	Allocation Moderate Growth Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	1,807,694,344	33.20%
	Moderate Growth Strategy (Class 3) 1 SunAmerica Center, Los Angeles, CA 90067	3,560, 165.271	65.39%
SST – Real Return Portfolio (Class 3)	Allocation Moderate Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	2,687,226.507	5.42%
	Allocation Balanced Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	3,637,520.064	7.34%
	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	39,513,679.923	79.69%

Fund and Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
SST – Small Cap Portfolio (Class 3)	Allocation Balanced Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	610,209.319	8.43%
	Allocation Growth Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	736,606.635	10.18%
	Allocation Moderate Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	1,421,794.975	19.64%
	Allocation Moderate Growth Portfolio 1 SunAmerica Center, Los Angeles, CA 90067	2,832,408.140	39.13%
	American General Life Insurance Company 2929 Allen Parkway, Houston, TX 77019	1,560,353.591	21.56%
SST – Stock Portfolio (Class 3)	Conservative Growth Strategy (Class 3) 1 SunAmerica Center, Los Angeles, CA 90067	296,149.636	12.01%
	Balanced Growth Strategy (Class 3) 1 SunAmerica Center, Los Angeles, CA 90067	496,838.526	20.14%
	Growth Strategy (Class 3) 1 SunAmerica Center, Los Angeles, CA 90067	746, 372.495	30.26%
	Moderate Growth Strategy (Class 3) 1 SunAmerica Center, Los Angeles, CA 90067	865,177.053	35.07%

EXHIBIT C

Information About Current Officers of the Trusts

Name and Age	Position(s) Held With Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorship(s) Held by Officer

John T. Genoy Age: 45	President	2007 – Present	Chief Financial Officer, SAAMCo (2002-Present); Senior Vice President, SAAMCo (2003-Present); Chief Operating Officer, SAAMCo (2006-Present).	N/A	N/A

Donna M. Handel Age: 47	Treasurer	2002 – Present	Senior Vice President, SAAMCo (2004-Present).	N/A	N/A

Gregory N. Bressler Age: 47	Vice President and Assistant Secretary	2005 – Present	Senior Vice President and General Counsel, SAAMCo (2005-Present).	N/A	N/A

Katherine Stoner Age: 57	Vice President and Chief Compliance Officer	May 2011 – Present	Vice President, SAAMCo (May 2011-
			Present); Vice President, The Variable Annuity Life Insurance Company (“VALIC”) and Western National Life Insurance Company (“WNL”) (2006-Present); Deputy General Counsel and Secretary, VALIC and WNL (2007-Present); Vice President, VALIC Financial Advisors, Inc. and VALIC Retirement Services Company (2010-Present).	N/A	Director, American General Distributors, Inc. (2006-2011).

Gregory R. Kingston Age: 48	Vice President and Assistant Treasurer	2001 – Present	Vice President, SAAMCo (2001-Present).	N/A	N/A

C-1

Name and Age	Position(s) Held With Trusts	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorship(s) Held by Officer

Nori L. Gabert Age: 60	Vice President and Secretary	2005 – Present	Vice President and Deputy General Counsel, SAAMCo (2005-Present).	N/A	N/A

Matthew J. Hackethal Age: 42	Anti-Money Laundering Compliance Officer	2006 – Present	Chief Compliance Officer, SAAMCo (2007-Present).	N/A	N/A

C-2

EXHIBIT D

SUNAMERICA SERIES TRUST

SEASONS SERIES TRUST

AUDIT COMMITTEE OF THE BOARD OF TRUSTEES

CHARTER

I.	PURPOSE

The Audit Committee’s primary duties and responsibilities are to:

•	appoint and terminate the independent auditors;

•	serve as an independent and objective party to monitor the Trust’s financial reporting process and financial information provided by the Trust to the public or government agencies;

•	serve as an independent objective party to monitor internal control systems;

•	review and appraise the audit efforts of the Trust’s independent auditors; and

•	provide an open avenue of communication among the independent auditors, financial and senior management and the Board of Trustees.

The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control; and it is the auditor’s responsibility to plan and carry out a proper audit.

II.	COMPOSITION

The Audit Committee shall be composed entirely of independent directors.

Members of the Audit Committee shall be considered independent as long as they do not accept any consulting, advisory or other compensatory fee from the Trust or any affiliated person of the Trust and is not an “interested person” of the Trust as defined in the Investment Company Act of 1940.

All Committee members shall be financially literate.

The members of the Committee shall designate a Chair by majority vote of the full Committee membership.

III.	MEETINGS

The Committee shall meet in person or telephonically at least two times annually and is empowered to hold special meetings as circumstances require. The Committee shall meet in person or telephonically at least twice annually with the Trust’s independent auditors and Treasurer in separate executive sessions to discuss any matters that the Committee or such persons believe should be discussed privately.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

Documents/Reports Review

1.	Review and update this Charter periodically, at least annually, as conditions dictate.

2.	Review the Trust’s annual financial statements and any reports or other financial information submitted to the public or to government agencies, including any certification, report, opinion, or review rendered by the independent auditors.

Independent Auditors

3.	Be responsible for the selection of the independent auditors, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent auditors.

4.

No less frequently than annually, the Committee should obtain a written statement from the independent auditors delineating all relationships between the independent auditors and the Trust, and evaluate the impact of any disclosed relationship on the independent auditors’ objectivity and independence.

5.

Pre-approve all audit and not-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The Committee may delegate preapproval authority to a member or members of the Audit Committee. The decision of any Audit Committee member to whom pre-approval authority is delegated must be presented to the full Audit Committee at its next scheduled meeting.

6.	Instruct the independent auditors that they are ultimately accountable to the Board and Audit Committee as representatives of the Trust’s shareholders and contract holders.

7.	Review the performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant.

8.	Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Trust’s financial statements.

Financial Reporting Processes

9.	Meet with the Trust’s independent auditors and management to review the arrangement for and the scope of the annual audit, any special audits, and any interim financial statement reviews.

10.	Meet with the Trust’s independent auditors and management to consider the auditor’s comments with respect to the Trust’s financial policies, procedures and controls and management’s response thereto.

11.	At least annually, obtain and review a report by the officers certifying the reports issued by the Trust describing:

(i)

all significant deficiencies in the design or operation of internal controls which could adversely affect the Trust’s ability to record, process, summarize, and report financial data and have identified any material weaknesses in internal controls; and

(ii)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Trust’s internal controls; and

(iii)

whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of their most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

12.

Consider the independent auditors’ judgments about the quality and appropriateness of the Trust’s accounting principles as applied in its financial reporting, and consult with management, if deemed necessary.

13.	Review the form of opinion the Trust’s independent auditors propose to render to the Board and the shareholders if it is proposed that any such opinion would be rendered with any qualifications.

14. Consider and approve, if appropriate, changes to the Trust’s auditing and accounting principles and practices as suggested by the independent auditors or management.

Process Improvement

15. Establish regular and separate systems of reporting to the Audit Committee by each of the Trust’s independent auditors and the Treasurer regarding any significant judgments made in the Treasurer’s preparation of the financial statements and the view of each as to the appropriateness of such judgments.

16. Following completion of the annual audit, review separately with each of the Trust’s independent auditors and Treasurer any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

17. Review any significant disagreement between the Trust’s management and the independent auditors in connection with the preparation of the financial statements.

18. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Ethical and Legal Compliance

19. Investigate improprieties or suspected improprieties in the Trust’s operations.

20. Report its activities to the full Board on a regular basis and to make such recommendations with respect to the same and other matters as the Committee may deem necessary or appropriate.

EXHIBIT E

SUNAMERICA SERIES TRUST

SEASONS SERIES TRUST

NOMINATION AND GOVERNANCE COMMITTEE

CHARTER

I.	PURPOSE

The Nomination and Governance Committee’s primary duties and responsibilities are to:

•	make nominations for independent Trustees’ membership on the Board of Trustees;
•	review, at least annually, the independence of the independent Trustees;
•	review periodically Board governance procedures and recommend any
•	appropriate changes to the full Board of Trustees;
•	review periodically the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds to those already on the Board;
•	review, at least annually, the appropriateness of all committees and committee assignments;
•	review, at least annually, the independence of any legal counsel to the independent Trustees;
•	review periodically director compensation and recommend any appropriate changes to the full Board of Trustees;
•

make a determination, at least annually, whether or not to adopt or, amend as appropriate, policies and procedures regarding nominations of Trustees, including any procedures for nominations from shareholders; and

•	make a determination, at least annually, whether or not to adopt policies and procedures regarding communications from shareholders to the Trustees.

II.	COMPOSITION

The Nomination and Governance Committee shall be composed entirely of independent Trustees. The members of the Committee shall designate a Chair by majority vote of the full Committee membership.

III.	MEETINGS

The Committee shall meet in person or telephonically at least once annually and is empowered to hold special meetings as circumstances require.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Nomination and Governance Committee shall:

Nominations to Board

•

Evaluate candidates’ qualifications for Board membership and their independence from the Trust’s manager or investment adviser, any subadvisers, and other principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the Investment Company Act of 1940. The Committee shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers, subadvisers or service providers.

•

Make a determination, at least annually, whether or not to adopt or, amend as appropriate, policies and procedures regarding the nomination of Trustees. If the Committee determines that it is in the best interest of the Trust and its shareholders to have such procedures, the Committee shall consider procedures as to how nominations from shareholders shall be dealt with. Having made the determination that it is in the best interest of the Trust to adopt such policies and procedures, the Committee shall recommend such policies and procedures to the full Board that it believes are appropriate.

E-1

Ongoing Trustee Independence

•

Review, no less frequently than annually, a questionnaire prepared by each independent Trustee that solicits information on business, financial and family relationships with the Trust’s manager or investment adviser, subadviser, other service providers and their affiliates, as well as other relationships that could affect their statuses as independent Trustees. The Committee shall review these questionnaires and any other information brought to its attention for changes in the affiliations of the independent Trustees to ensure that a Trustee does not or has not assumed relationships that might impair his or her independence.

Independence of Legal Counsel

•

Review, no less frequently then annually, the independence of legal counsel to assure that; (i) any representation of the Trust’s investment adviser, subadvisers, principal underwriter, administrator, (collectively, “Management Organization”) or their control persons during the past two fiscal years is or was sufficiently limited that it is unlikely to adversely affect the professional judgment of the person in providing legal representation; and (ii) they have obtained an undertaking from counsel to provide them information necessary for their determination, and to update promptly that information if the counsel begins, or materially increases, the representation of a management organization or control person.

Committee Nominations and Functions

•	Make nominations for membership on all committees and review committee assignments at least annually.
•

Review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board and whether committees should be continued or reorganized. The Committee shall make recommendations for any such action to the full Board.

Documents/Reports

•	Review and update the Charter periodically, but at least annually, as conditions dictate.
•

Prepare or direct that a record be prepared of: (i) the initial determination that a Trustee qualifies as an independent Trustee; (ii) each subsequent determination of whether the Trustee continues to qualify as an independent Trustee; and (iii) the determination that any person who is acting as legal counsel to the independent Trustees is an independent legal counsel.

Other Powers and Responsibilities

•	Monitor the performance of legal counsel employed by the Trusts and the independent Trustees and be responsible for the supervision of counsel for the independent Trustees.
•

Make a determination, at least annually, whether or not to adopt policies and procedures regarding communications from shareholders to the Trustees. If the Committee determines that it is in the best interest of the Trust to have such policies and procedures, it shall recommend such policies and procedures to the full Board that it believes are appropriate.

E-2

EXHIBIT F

AMENDED AND RESTATED

DECLARATION OF TRUST

OF

[SEASONS SERIES TRUST][SUNAMERICA SERIES TRUST]

Dated: [                ]

AMENDED AND RESTATED DECLARATION OF TRUST

OF

[SEASONS SERIES TRUST][SUNAMERICA SERIES TRUST]

WHEREAS, the Trust was formed under a DECLARATION OF TRUST dated as of the [            ] by the Trustees then in office, (the “Initial Declaration”);

WHEREAS, pursuant to Section 9.3 of the Initial Declaration, by vote of at least a majority of the Shares outstanding and entitled to vote, this Initial Declaration is amended and restated in its entirety;

NOW, THEREFORE, the Trustees and any successor Trustees elected or appointed in accordance with Article V hereof hereby declare that they will hold all cash, securities and other assets and properties, which the Trust may from time to time acquire in any manner, IN TRUST, and that they will manage and dispose of the same and manage the affairs and business of the Trust upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

ARTICLE I

NAME AND DEFINITIONS

Section 1. Name. This Trust shall be known as “[Seasons Series Trust][SunAmerica Series Trust]” and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Section 2. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided, the following terms have the following respective meanings:

(a) “By-laws” means the By-laws of the Trust referred to in Section 6.8 hereof, as from time to time amended.

(b) “Class” means the one or more Shares (as defined below) of the Trust as may be established and designated as a Class from time to time by the Trustees pursuant to Section 4.9 hereof.

(c) “Code” means the Internal Revenue Code of 1986 (or any successor statute), as amended from time to time, and the rules and regulations thereunder, as adopted or amended from time to time.

(d) “Commission” shall have the same meaning given to such term in the 1940 Act (as defined below).

(e) “Declaration” means this Declaration of Trust as amended, supplemented or amended and restated from time to time. Reference in this Declaration of Trust to “Declaration,” “hereof,” “herein,” and “hereunder” shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

(f) “He,” “Him” and “His” shall include the feminine and neuter, as well as the masculine, genders.

(g) “Interested Person” shall have the same meaning given to such term in the 1940 Act (as defined below).

(h) “1940 Act” refers to the Investment Company Act of 1940 (and any successor statute) and the rules thereunder, all as amended from time to time, as may apply to the Trust or a Class thereof, including pursuant to any exemptive, interpretive or other relief or guidance issued by the Commission or the staff of the Commission under such Act.

(i) “Outstanding Shares” means those Shares (as defined below) shown from time to time on the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed, repurchased, cancelled or terminated by the Trust.

(j) “Person” means and includes natural persons, corporations, partnerships, limited partnerships, business trusts, limited liability partnerships, statutory trusts, limited liability companies, trusts, associations, joint ventures, estates, nominees and any other entity in its own or any representative capacity, whether or not legal entities, and governments and agencies and political subdivisions thereof, in each case whether domestic or foreign.

(k) “Prospectus” means the prospectus and statement of additional information with respect to the Trust or one or more Series or Classes thereof as the context shall require, as contained in the most recent effective registration statement filed with the Commission with respect to the Trust or one or more such Series or Classes thereof, as the same may be supplemented or modified from time to time in accordance with the requirements of the federal securities laws.

(l) “Shareholder” means a record owner of Outstanding Shares.

(m) “Shares” means the units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established and designated by the Trustees, and includes fractions of Shares as well as whole Shares.

(n) “Series” individually or collectively means each Series of Shares as may be established and designated from time to time by the Trustees pursuant to Section 4.9 hereof.

(o) “Trust” refers to the voluntary association with transferable shares established by this Declaration, as the same may be amended from time to time.

(p) “Trust Property” means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or any Series.

(q) “Trustees” means, at any time, the person or persons who have signed this Declaration and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of Article V hereof, in each case if they shall at that time continue in office in accordance with the terms hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in his capacity or their capacities as Trustees hereunder.

ARTICLE II

NATURE AND PURPOSE OF TRUST

The Trust set forth in this instrument shall be deemed made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth as a voluntary association with transferable shares (commonly known as a business trust) of the type referred to in Chapter 182 of the General Laws of the Commonwealth of Massachusetts. The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general or a limited partnership, joint venture, corporation or joint stock company, nor shall the Trustees or Shareholders or any of them for any purpose be deemed to be, or be treated in any way whatsoever as though they were, liable or responsible hereunder as partners or joint venturers. The purpose of the Trust is to engage in, operate and carry on the business of an open-end management investment company through one or more Series, and to do any and all acts or things as are necessary, convenient, appropriate, incidental or customary in connection therewith and without limiting the foregoing or the other provisions hereof, the Trust may exercise all powers which are ordinarily exercised by a Massachusetts business trust.

ARTICLE III

REGISTERED AGENT; PRINCIPAL PLACE OF BUSINESS

The name and address of the registered agent of the Trust is Corporation Service Company with its office at 84 State Street, Boston, MA 20109. The principal place of business of the Trust is 1 SunAmerica Center, Los Angeles, CA 90067-6022. The Trustees may, from time to time, change the registered agent of the Trust and the principal place of business of the Trust.

ARTICLE IV

BENEFICIAL INTERESTS; SHAREHOLDERS

Section 4.1. Shares of Beneficial Interest. The beneficial interest in the Trust shall be divided into such Shares of beneficial interest, of such Series or Classes, and of such designations and par values (if any) and with such rights, preferences, privileges, limitations, restrictions and such other relative terms as shall be determined by the Trustees from time to time. The number of Shares is unlimited. The Trustees shall have full power and authority to take such action with respect to the Shares as the Trustees may deem desirable.

Section 4.2. Issuance of Shares. (a) Shares may be issued from time to time to such Persons (including, without limitation, any Trustee, officer, or agent of the Trust or any Person in which a Trustee, officer or agent of the Trust has an interest) either for cash or for such other consideration (which may be in any one or more instances a certain specified consideration or certain specified considerations) and on such terms as the Trustees, from time to time, may deem advisable, and the Trust may, in connection with an issuance of Shares, acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities), and all Shares so issued hereunder, including without limitation Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and nonassessable. The Trust shall have the right to refuse to issue Shares to any Person at any time and without any reason therefor whatsoever.

(b) The Trust may issue Shares in fractional denominations to the same extent as its whole Shares, and Shares in fractional denominations shall be Shares having proportionately to the respective fractions represented thereby all the rights of whole Shares, including, without limitation, the right to vote, the right to receive dividends and distributions and the right to participate upon termination of the Trust.

(c) Any Shares issued by the Trust which have been purchased, redeemed or otherwise reacquired by the Trust shall be retired automatically and shall have the status of unissued Shares.

Section 4.3 Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business herein described is vested exclusively in the Trustees. The Shareholders shall have no right or title in or to the Trust Property or to call for any partition or division of any property, profits, rights or interests of the Trust or any Series thereof and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares. The death, incapacity, dissolution, termination, or bankruptcy of a Shareholder during the continuance of the Trust shall neither operate to terminate the Trust or any Series thereof nor entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust, any Series thereof or the Trustees, but shall entitle such representative only to the rights of said Shareholder under this Declaration. Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay, provided however that any sales loads or charges, redemption fees, account fees or any other fees or charges not prohibited as charges to Shareholders under applicable law shall not be deemed to be an assessment for the purposes of this Declaration. The Shares shall be personal property giving only the rights specifically set forth in this Declaration. The holders of Shares shall not, as such holders, have any right to acquire, purchase or subscribe for any Shares or securities of the Trust that it may hereafter issue or sell, or have any preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine from time to time. Every

Shareholder, by virtue of purchasing Shares and becoming a Shareholder, shall be held to have expressly assented and agreed to the terms of this Declaration and shall be bound thereby.

Section 4.4. Ownership and Transfer of Shares; Small Accounts. (a) The ownership and transfer of Shares shall be recorded on the books of the Trust or, if there is a transfer or similar agent with respect to such Shares, on the books and records of such transfer or similar agent with respect to such Shares, which records shall be maintained separately for the Shares of each Series or Class of the Trust. No certificates representing the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules or impose such restrictions as they consider necessary or appropriate for the issuance of Share certificates, transfer of Shares and similar matters. The record books of the Trust, as maintained by the Trust or any transfer or similar agent of the Trust, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder. No Shareholder shall be entitled to receive any payment of a dividend or distribution, or to have notice given to him as provided herein or in the By-laws, until he has provided such information as shall be required to the Trust or, as applicable, the Trust’s transfer or similar agent with respect to his Shares.

(b) In the event any certificates representing Outstanding Shares are at any time outstanding, the Trustees may at any time or from time to time determine that Shares shall no longer be represented by certificates, and in connection therewith, upon written notice to any Shareholder holding certificates representing Outstanding Shares, such certificates shall be cancelled, provided that such cancellation shall not affect the ownership by such Shareholder of such Shares, and following such cancellation, ownership and transfer of such Shares shall be recorded by book entry on the books of the Trust or its transfer or similar agent.

(c) The Trustees may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may differ within and among any Series or Classes, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), and/or require the involuntary redemption of Shares held in, those accounts, the net asset value of which for any reason falls below such established minimum investment amounts, or may authorize the Trust to convert any such Shares in such account to Shares of another Class or Series, or take any other such action with respect to minimum investment amounts as may be deemed necessary or appropriate by the Trustees, in each case upon such terms as shall be established by the Trustees.

Section 4.5. Voting by Shareholders. (a) Shareholders shall not have the power to vote on any matter except: (i) for the election or removal of Trustees to the extent and as provided in Article V hereof, and (ii) with respect to such additional matters relating to the Trust as may be required by law or as the Trustees may consider and determine necessary or desirable.

(b) Each whole Share shall entitle the holder thereof to one vote as to any matter on which the holder in entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees or on any other matter submitted to a vote of the Shareholders. Shares may be voted in person or by proxy. Until Shares of the Trust or any Series or Class are issued, the Trustees may exercise all rights of Shareholders of the Trust or such Series or Class and may take any action required or permitted by law, this Declaration or the By-laws of the Trust to be taken by Shareholders of the Trust, such Series or Class.

Only Shareholders who are owners of record on the books of the Trust on the applicable record date will be entitled to vote on a matter. For the avoidance of doubt, the Trust shall be entitled to rely on any vote cast by a Shareholder, and, without any further or independent investigation, shall deem any vote cast by a Shareholder that holds of record Shares on behalf one or more beneficial owners of Shares to have been taken in accordance with all applicable laws and regulations governing the relationship between the Shareholder and its beneficial owners and/or any contractual provision or other arrangement with any beneficial owner of Shares holding through such Shareholder.

(c) On any matter submitted to a vote of the Shareholders of the Trust, all Shares of all Series and Classes then entitled to vote shall be voted together, except that (i) when required by the 1940 Act to be voted by individual Series or Class, Shares shall be voted by individual Series or Class, and (ii) when the Trustees have determined that the matter affects only the interests of Shareholders of one or more Series or Classes, only Shareholders of such one or more Series or Classes shall be entitled to vote thereon.

Section 4.6. Meetings. Meetings of the Shareholders of the Trust or any one or more Series or Classes thereof may be called and held from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable. The Trustees may set in the By-laws provisions relating to the calling and holding of meetings (including the holding of meetings by electronic or other similar means), notice of meetings, record dates, place of meetings, conduct of meetings, voting by proxy, postponement or adjournment of meetings and related matters.

Section 4.7. Quorum and Action. (a) The Trustees shall set forth in the By-laws the quorum required for the transaction of business by the Shareholders at a meeting, which quorum shall in no event be less than the holders of thirty percent (30%) of the Shares entitled to vote at such meeting.

(b) The Shareholders shall take action by the affirmative vote of the holders of Shares representing a majority, except in the case of the election of Trustees which shall only require a plurality, of votes cast at a meeting of Shareholders at which a quorum is present, except as may be otherwise required by applicable law or any provision of this Declaration or the By-laws.

Section 4.8. Action by Written Consent in Lieu of Meeting of Shareholders. Any action required or permitted to be taken at a meeting of the Shareholders may be taken, if so directed by the Trustees, without a meeting by written action executed by Shareholders, as of a record date specified in accordance with the By-Laws, holding not less than the minimum number of Shares that would have been necessary to take the action at a meeting, assuming that all of the Shareholders entitled to vote on that action were present and voting at that meeting. The written action shall be effective when it has been executed by the requisite number of Shareholders and delivered to the Secretary of the Trust, unless a different effective time is provided in the written action. Such a consent may be executed and delivered by electronic means in accordance with any procedures that may be adopted by the Trustees from time to time.

Section 4.9. Series and Classes of Shares.

(a) Series. The Trustees have heretofore established the Series listed on Schedule A hereto and the Trustees may from time to time authorize the division of Shares into additional Series. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of any Series shall be established and designated by the Trustees, and may be modified by the Trustees from time to time, upon and subject to the following provisions:

(i) Subject to variations between Classes of Shares of a Series, all Shares shall be identical except that there may be such variations as shall be fixed and determined by the Trustees from time to time between different Series, including, without limitation, as to qualifications for ownership, minimum purchase amounts, minimum account size, purchase price, fees and expenses, redemptions, redemption fees, conversions and exchanges, and special and relative rights as to dividends and on liquidation, and each Series shall have such business purpose or investment objective as shall be determined by the Trustees. Each Share of a Series shall represent a beneficial interest in the net assets allocated or belonging to such Series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets (as defined below) are allocated to such Series). All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Series as the context may require.

(ii) The number of authorized Shares of each Series and the number of Shares of each Series that may be issued shall be unlimited. The Trustees may divide or combine any issued or unissued Shares of any Series into a greater or lesser number; classify or reclassify any issued or unissued Shares into one or more Series; terminate any one or more Series; change the name of a Series; and take such other action with respect to the Series as the Trustees may deem desirable.

(iii) All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be (collectively, the “Assets”), shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series, and shall be so recorded upon the books of the Trust. Such Assets, together with any General Assets (as hereinafter defined) allocated to that Series as provided in the following sentence, are herein referred to as “Assets belonging to” that Series. In the event that there are any assets, income, earnings, profits or proceeds thereof, funds or payments which are not readily identifiable as Assets belonging to any particular Series (collectively, the “General Assets"), the Trustees shall allocate such General Assets to and among any one or more of the Series created from time to time in such manner and on such basis as they deem fair and equitable; and any General Assets allocated to a particular Series shall be Assets belonging to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. Separate and distinct records shall be maintained for each Series and the Assets belonging to each Series shall be held and accounted for in such separate and distinct records separately from the Assets belonging to all other Series and the General Assets of the Trust not allocated to such Series.

(iv) The Assets belonging to a particular Series shall be charged with the debts, liabilities and obligations of the Trust in respect of that Series and with all expenses, costs, charges and reserves attributable to that Series (collectively, the “Liabilities”), which Liabilities shall be recorded upon the books of the Trust. Such Liabilities together with any General Liabilities (as hereinafter defined) allocated to that Series as provided in the following sentence, are herein referred to as “Liabilities belonging to” that Series. In the event there are any debts, liabilities, obligations, expenses, costs, charges or reserves of the Trust that are not readily identifiable as belonging to any particular Series (collectively, the “General Liabilities"), the Trustees shall allocate and charge such General Liabilities to and among any one or more of the Series created from time to time in such manner and on such basis as they deem fair and equitable; and any General Liabilities so allocated to a particular Series shall belong to that Series. Each such allocation by the Trustees shall be conclusive and binding upon all concerned for all purposes. Without limiting the foregoing, but subject to the right of the Trustees to allocate General Liabilities as herein provided, the Liabilities belonging to a particular Series shall be enforceable only against the Assets belonging to such Series and not against the assets of the Trust generally or against the Assets belonging to any other Series, and none of the General Liabilities incurred, contracted for or otherwise existing with respect to the Trust generally or any Liabilities incurred, contracted for or otherwise existing with respect to any other Series shall be enforceable against the Assets belonging to such Series. Any person extending credit to, contracting with or having any claim against any Series may look only to the Assets belonging to that Series to satisfy or enforce any Liability belonging to that Series. No Shareholder or former Shareholder of any Series, in such capacity, shall have a claim on or any right to any Assets belonging to any other Series.

(b) Classes. The Trustees have heretofore established the Classes listed on Schedule B hereto with respect to those Series identified on such Schedule. The Trustees may from time to time authorize the division of Shares of the Trust or any Series thereof into additional Classes. The relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Class shall be established and designated by the Trustees and may be modified by the Trustees from time to time. All Shares of a Class of a Series shall be identical with each other and with the Shares of each other Class of the same Series except for such variations between Classes as may be authorized by the Trustees from time to time and not prohibited by the 1940 Act, including, without limitation, as to qualifications for ownership, minimum purchase amounts, minimum account size, purchase price, fees and expenses, right of redemption, and the price, terms and manner of redemption, conversion and exchange rights and special and relative rights as to dividends and on liquidation. The number of authorized Shares of each Class and the number of Shares of each Class that may be issued shall be unlimited. The Trustees may divide or combine the issued or unissued Shares of any Class into a greater or lesser number; classify or reclassify any issued or unissued Shares of any Class into one or more Classes; combine two or more Classes of a Series into a single Class of such Series; terminate any one or more Classes of Shares; change the name or other designation of a Class; and take such other action with respect to the Classes as the Trustees may deem desirable. To the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any Classes, the Trustees may allocate assets, liabilities, income and expenses of a Series to a particular Class of that Series or apportion the same among two or more Classes of that Series. All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Classes as the context may require.

(c) Establishment and Designation of Series and Classes The establishment and designation of any additional Series or Class of Shares shall be made either by the vote of a majority of the Trustees or upon the execution by a majority of the Trustees of an instrument, in each case setting forth such establishment and designation, the effective date of such establishment and designation and the relative rights, preferences, privileges, limitations, restrictions and other relative terms of such Series and/or Class, whether directly in such resolution or instrument or by reference to one or more documents or instruments outside this Declaration and outside the resolutions, as the same may be in effect from time to time, including any Prospectus relating to such Series or Class. Any such instrument executed by a majority of the Trustees, or, with respect to an establishment and designation made by vote of the Trustees, an instrument setting forth such resolutions and certified by either the Secretary or an Assistant Secretary of the Trust (in each case, a “Designation"), shall further be filed in accordance with the provisions of Section 11.2 hereof. Additions or modifications to a Designation, including, without limitation any termination of an existing Series or Class, shall be made in the same manner as is permitted for the establishment and designation of such Series or Class.

Section 4.10. Disclosure of Shareholder Holdings. The holders of Shares or other securities of the Trust shall upon demand disclose to the Trust in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Code; to comply with the requirements of any other law or regulation; or as the Trustees may otherwise decide, and ownership of Shares may be disclosed by the Trust if so required by applicable law or as the Trustees may otherwise decide.

Section 4.11. Access to Trust Records. Shareholders shall only have such right to inspect the records, documents, accounts and books of the Trust as are granted to shareholders under the Massachusetts Business Corporation Act.

Section 4.12. Communications with Shareholders. Any notices, reports, statements, or communications with Shareholders of any kind required under this Declaration, including any such communications with Shareholders or their counsel or other representatives required under Section 9.8 hereof, or otherwise made by the Trust or its agents on behalf of the Trust shall be governed by the provisions pertaining thereto in the By-laws.

ARTICLE V

THE TRUSTEES

Section 5.1. Management of the Trust. The business and affairs of the Trust shall be managed under the direction of the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility, including, without limitation, those powers described more fully in Article VI hereof.

Section 5.2. Qualification and Number. Each Trustee shall be a natural person. A Trustee need not be a citizen of the United States or a resident of the Commonwealth of Massachusetts. By a majority vote or consent of the initial Trustee or by the Trustees as may then be in office, the Trustees may from time to time establish the number of Trustees. No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to Section 5.4 hereof.

Section 5.3. Term and Election. Except as provided in Section 5.4 below, each Trustee shall hold office until the next meeting of Shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor, if any, is elected, qualified and serving as a Trustee hereunder. Any Trustee vacancy may be filled by the affirmative vote or consent of a majority of the Trustees then in office, except as prohibited by the 1940 Act, or, if for any reason there are no Trustees then in office, vacancies may be filled by the officers of the Trust elected pursuant to Section 6.2(b)(iii) hereof, or may be filled in any other manner permitted by the 1940 Act.

Section 5.4. Resignation, Retirement and Removal. Any Trustee may resign or retire as a Trustee by an instrument in writing signed by him and delivered or mailed to the Chair, if any, the President or the Secretary, and such resignation or retirement shall be effective upon such delivery, or at a later date according to the terms of the instrument. The Trustees may adopt policies from time to time relating to the terms of office and or retirement of the Trustees. Any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees or declared incompetent by a court of appropriate jurisdiction, may be retired by written instrument signed by a majority of the other Trustees. Except as aforesaid, any Trustee may be removed from office only (i) by action of at least two-thirds (2/3) of the voting power of the Outstanding Shares, or (ii) by the action of at least two-thirds (2/3) of the remaining Trustees, specifying the date when such removal shall become effective. Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning, retiring or removed Trustee shall have any right to any compensation for any period following his resignation, retirement or removal, or any right to damages on account of such resignation, retirement or removal.

Section 5.5. Vacancies. The death, resignation, retirement, removal, or incapacity of one or more of the Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, or the number of Trustees as fixed is reduced, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees, and during the period during which any such vacancy shall occur, only the Trustees then in office shall be counted for the purposes of the existence of a quorum or any action to be taken by such Trustees.

Section 5.6. Ownership of Assets of the Trust. The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees. All right, title and interest in the assets of the Trust shall at all times be considered as automatically vested in the Trustees as shall be from time to time in office. Upon the resignation, retirement, removal, incapacity or death of a Trustee, such Trustee shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective without the execution or delivery of any conveyancing or other instruments. No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any Series thereof or any right of partition or possession thereof.

ARTICLE VI

POWERS OF TRUSTEES

Section 6.1. General Powers. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust but with full powers of delegation, except as may otherwise be expressly prohibited by this Declaration. The Trustees shall have the power to direct the business and affairs of the Trust and carry on the Trust's operations and maintain offices both within and outside the Commonwealth of Massachusetts, and to do or authorize all such other things and execute or authorize the execution of all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust. With respect to any power or authority of the Trustees hereunder, whether stated or implied, the Trustees shall have all further powers and authority as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of any action authorized by the Trustees. In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees. Without limiting the foregoing, the Trustees shall have power and authority to operate and carry on the business of an investment company and the Trustees shall exercise all the powers as are necessary, convenient, appropriate, incidental or customary in connection therewith and may exercise all powers which are ordinarily exercised by the trustees of a business trust. The enumeration of any specific power herein shall not be construed as limiting the aforesaid general powers. Whenever in this Declaration the Trustees are given authority to act on behalf of the Trust or to direct, authorize or cause the Trust to take any action, such power and authority shall apply, mutatis mutandis, to any action of the Trust on behalf of any Series or Class.

Section 6.2. Certain Specific Powers (a) Investments. The Trustees shall not in any way be bound or limited by present or future laws, rules, regulations, or customs in regard to investments by fiduciaries, but shall have full authority and power to authorize the Trust to make, invest and reinvest in, to buy or otherwise acquire, to hold, for investment or otherwise, to borrow, to sell, terminate, exercise or otherwise dispose of, to lend or to pledge, to write, enter into, engage, trade or deal in any and all investments or investment strategies as they may deem proper at any time and from time to time to accomplish the purpose of the Trust. In furtherance of, and in no way limiting, the foregoing, the Trustees shall have power and authority to authorize the Trust:

(i) to exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or other assets;

(ii) to hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form or either in the Trust's name or in the name of a custodian or a nominee or nominees;

(iii) to exercise all rights, powers and privileges of ownership or interest in all securities and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets;

(iv) to acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, tangible or intangible, including cash, securities, currencies, any commodities, and any interest therein;

(v) to borrow money for any purpose and in this connection issue notes or other evidence of indebtedness;

(vi) to secure borrowings by mortgaging, pledging or otherwise subjecting as security all or any portion of the Trust Property;

(vii) to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person;

(viii) to lend money or any other Trust Property;

(ix) to aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest;

(x) to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm;

(xi) to consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or property of which is held in the Trust;

(xii) to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or issuer;

(xiii) to pay calls or subscriptions with respect to any security held in the Trust; and

(xiv) to join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper.

(b) Additional Powers. The Trustees shall have the power and authority on behalf of the Trust:

(i) to employ, engage or contract with, or make payments to, such Persons as the Trustees may deem desirable for the transaction of the business of the Trust or any Series thereof, including, without limitation, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member, whether as agents or independent contractors of the Trust or any Series thereof, or as delegates of the Trustees, officers, or any other Person who may be involved with the management of the business affairs of the Trust or any Series thereof, to have such titles, and such rights, powers and duties as the Trustees may determine from time to time, and to terminate any such employment, engagement or contract or other relationship;

(ii) to authorize the Trust to enter into joint ventures, partnerships and any other combinations or associations;

(iii) to elect and remove such officers as they consider appropriate;

(iv) to authorize the Trust to indemnify any person with whom the Trust has dealings, including, without limitation, any investment adviser or sub-adviser, distributor, administrator or sub-administrator, custodian or sub-custodian, transfer agent or sub-transfer agent and selected dealers, to such extent as the Trustees shall determine;

(v) to authorize the Trust to purchase, and pay for out of Trust Property, (A) insurance policies insuring the Shareholders, Trustees, officers, employees and any other Persons, including, without limitation, any agents, investment advisers, distributors, administrators, selected dealers or independent contractors of the Trust, against any or all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity whether or not the Trust would have the power to indemnify such Person against such liability, (B) insurance for the protection of Trust Property, (C) insurance as may be required by applicable law, or (D) such other insurance as the Trustees shall deem advisable, in each case as the Trustees shall determine;

(vi) to authorize the Trust to establish pension, profit-sharing, share purchase, and other retirement, incentive and benefit plans, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any Trustees, officers, employees and agents of the Trust;

(vii) to authorize the Trust to guarantee indebtedness or contractual obligations of others;

(viii) to determine and change the fiscal year of the Trust or any Series therein and the method by which its accounts shall be kept;

(ix) to adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust; and

(x) to engage in any other lawful act or activity in connection with or incidental to any of the powers enumerated in this Declaration, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

(c) The foregoing enumeration of the powers and authority of the Trustees shall be read as broadly and liberally as possible, it being the intent of the foregoing in no way to limit the Trustees’ powers and authority.

Section 6.3. Issuance and Repurchase of Shares. The Trustees shall have the power to authorize the Trust to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and in any options, warrants or other rights to purchase Shares or any other interests in the Trust other than Shares.

Section 6.4. Delegation; Committees. The Trustees shall have power to delegate from time to time to one or more of their number or to officers, employees or agents of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, except to the extent such delegation is prohibited by applicable law. Without limiting the foregoing, and notwithstanding any provisions herein to the contrary, the Trustees may by resolution appoint committees consisting of one or more, but less than the whole number of, Trustees then in office and such other members as the Trustees shall approve, which committees may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committees were the acts of all the Trustees then in office.

Section 6.5. Collection and Payment. The Trustees shall have the power to authorize the Trust or its agents to: collect all money or other property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, arbitrate, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any money or other property is owed to the Trust; and to enter into releases, agreements and other instruments; provided, that the Trustees shall have no liability for failing to authorize any of the foregoing.

Section 6.6. Expenses. The Trustees shall have the power to authorize the Trust to incur and pay any expenses which, in the opinion of the Trustees, are necessary or incidental to carry out any of the purposes of this Declaration, to pay compensation from the funds of the Trust to themselves as Trustees and to reimburse themselves from the funds of the Trust for their expenses and disbursements. The Trustees shall fix the compensation of all officers, employees and Trustees.

Section 6.7. Manner of Acting. Except as otherwise provided herein, under applicable law or in the By-laws, any action to be taken or determination made by the Trustees may be taken or made by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of a majority of Trustees then in office. Any such action or determination may be made by reference to one or more documents or instruments or policies or procedures outside this Declaration and outside the resolutions of the Trustees. Except as set forth specifically in this Declaration, any action that may be taken by the Trustees may be taken by them in their sole discretion and without the vote or consent of Shareholders.

Section 6.8. By-laws. The Trustees may adopt By-laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and shall have the exclusive power to amend or repeal such By-laws.

Section 6.9. Principal Transactions. Except in transactions not permitted by the 1940 Act, the Trustees may authorize the Trust to buy any securities or other assets from or sell or lend any securities or other assets of the Trust to, any affiliate of the Trust or any account managed by an affiliate of the Trust, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser (or sub-adviser), distributor, administrator (or sub-administrator), custodian (or sub-custodian), transfer agent or (sub-transfer agent) or affiliate of the Trust or any account managed by an affiliate of the Trust.

Section 6.10. Effect of Trustees’ Determination. Any action taken or determination made by or pursuant to the direction of the Trustees in good faith and consistent with the provisions of this Declaration shall be final and conclusive and shall be binding upon the Trust, every holder at any time of Shares and any other Person.

ARTICLE VII

SERVICE PROVIDERS

Section 7.1. Investment Adviser and Administrator. The Trust may enter into contracts with one or more Persons, to act as investment adviser, investment sub-adviser, manager, administrator, sub-administrator or other agent to the Trust or Series, and as such to perform such functions as the Trustees may deem reasonable and proper, including, without limitation, investment advisory, management, research, valuation of assets, clerical and administrative functions, under such terms and conditions, and for such compensation, as the Trustees may deem advisable. The Trustees may also authorize any investment adviser or investment sub-adviser to employ one or more investment sub-advisers from time to time and any administrator to employ one or more sub-administrators from time to time, upon such terms and conditions as shall be approved by the Trustees.

Section 7.2. Underwriter; Transfer Agent; Shareholder Servicing Agent; Custodian. The Trust may enter into a contract or contracts with one or more Persons to act as underwriters, distributors or placement agents whereby the Trust may either agree to sell Shares of the Trust or any Series or Class to the other party or parties to the contract or appoint such other party or parties its sales agent or agents for such Shares and with such other provisions as the Trustees may deem reasonable and proper, and the Trust may from time to time enter into transfer agency, sub-transfer agency and/or shareholder servicing contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may deem advisable.

All securities and cash of the Trust shall be held pursuant to a written contract or contracts with one or more custodians and subcustodians or shall otherwise be held in accordance with the 1940 Act.

Section 7.3. Parties to Contract. Any contract of the character described in this Article VII may be entered into with any Person, including, without limitation, the investment adviser, any investment sub-adviser or an affiliate of the investment adviser or sub-adviser, although one or more of the Trustees, officers, or Shareholders of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, or otherwise interested in such contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article VII or the By-laws. The same Person may be a party to more than one contract entered into pursuant to this Article VII and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Article VII.

Section 7.4. Further Authority of Trustees. The authority of the Trustees hereunder to authorize the Trust to enter into contracts or other agreements or arrangements shall include the authority of the Trustees to modify, amend, waive any provision of, supplement, assign all or a portion of, novate, or terminate such contracts, agreements or arrangements. The enumeration of any specific contracts in this Article VII shall in no way be deemed to limit the power and authority of the Trustees as set forth in Section 6.2 hereof to authorize the Trust to employ, contract with or make payments to such Persons as the Trustees may deem desirable for the transaction of the business of the Trust.

ARTICLE VIII

DISTRIBUTIONS; REDEMPTIONS; DETERMINATION OF NET ASSET VALUE

Section 8.1. Distributions. The Trustees may from time to time declare and authorize the payment of, or may prescribe and set forth in a duly adopted vote or votes of the Trustees, the bases and time or frequency, which may be monthly or otherwise, for the declaration and payment of, such dividends and distributions on Shares of a particular Series as they may deem necessary or desirable, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices. All dividends and distributions on Shares of a particular Series shall be distributed only from the Assets belonging to that Series, as such term is defined in Section 4.9 hereof, and shall be distributed pro rata to the

Shareholders of that Series in proportion to the number of Shares of that Series held by such Shareholders at the date and time of record for the payment of such dividends or distributions, subject to any variations with respect to Classes of Shares of such Series, if any, and in a manner consistent with the 1940 Act and the Code. Such distributions may be paid in cash and/or in securities or other property, and the composition of any such distribution shall be determined by the Trustees and may be different among Shareholders (including differences among Shareholders in the same Series or Class).

Section 8.2. Redemption of Shares. All shares of the Trust shall be redeemable, at the redemption price determined in the manner set out in this Declaration. The Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as hereinafter set forth, at such offices or agencies and in accordance with such conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares as may be described in the applicable Prospectus.

Section 8.3. Redemption Price. Shares of each Series and Class thereof shall be redeemed at their net asset value determined as set forth in Section 8.7 hereof as of such time or times as the Trustees shall have theretofore prescribed, less such fees and/or charges, if any, as may be established by the Trustees from time to time.

Section 8.4. Payment. Payment of the redemption price of Shares of any Series or Class thereof shall be made in cash or in property or any combination thereof, out of the Assets belonging to such Series, as such term is defined in Section 4.9 hereof, and the composition of any such payment may be different among Shareholders (including differences among Shareholders in the same Series or Class), at such time and in the manner as may be specified from time to time in the applicable Prospectus. In no event shall the Trust be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any such payment.

Section 8.5. Redemption of Shareholder's Interest By Action of Trust. Subject to the provisions of the 1940 Act, the Trust may redeem some or all of the Shares of the Trust or one or more Series or Classes held by any Shareholder for any reason and under terms set by the Trustees, including by way of illustration, for the following reasons:

(a) the value of such Shares held by such Shareholder being less than the minimum amount established from time to time by the Trustees;

(b) the determination that direct or indirect ownership of Shares by any Person has become concentrated in such Shareholder to any extent that would disqualify that Series as a regulated investment company under the Code;

(c) the failure of a Shareholder to supply a tax identification or other identification or if the Trust is unable to verify a Shareholder’s identity,

(d) the failure of a Shareholder to pay when due for the purchase of Shares issued to such Shareholder;

(e) the failure of a Shareholder to meet or maintain the qualifications for ownership of a particular Class or Series of Shares;

(f) the payment of account fees or other charges, expenses and/or fees as set by the Trustees, including without limitation any small account fees permitted by Section 4.4 hereof;

(g) the determination that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable Series or Class;

(h) the failure of a holder of Shares or other securities of the Trust to comply with a demand pursuant to Section 4.10 hereof;

(i) in connection with the termination of any Series or Class of Shares; or

(j) when the Trust is requested or compelled to do so by governmental authority or applicable law.

Section 8.6. Suspension of Right of Redemption. Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares to require the Trust to redeem Shares to the extent permissible under the 1940 Act.

Section 8.7. Determination of Net Asset Value; Valuation of Portfolio Assets. The Trustees may from time to time prescribe such bases and times for determining the per Share net asset value of the Shares of the Trust or any Series or Class thereof and may prescribe or approve the procedures and methods for determining the value of portfolio assets as they may deem necessary or desirable.

The Trust may suspend the determination of net asset value during any period when it may suspend the right of the holders of Shares to require the Trust to redeem Shares.

Section 8.8. Constant Net Asset Value. With respect to any Series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of Outstanding Shares of the Series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, or to take such other measures as are not prohibited by the 1940 Act, so as to maintain the net asset value per share of such Series at a constant dollar amount.

Section 8.9 Reserves. The Trustees may set apart, from time to time, out of any funds of the Trust or Series or of funds allocable to a Class thereof a reserve or reserves for any proper purpose, and may abolish any such reserve.

Section 8.10. Determination by Trustees. The Trustees may make any determinations they deem necessary with respect to the provisions of this Article VIII, including, but not limited to, the following matters: the amount of the assets, obligations, liabilities and expenses of the Trust; the amount of the net income of the Trust from dividends, capital gains, interest or other sources for any period and the amount of assets at any time legally available for the payment of dividends or distributions; which items are to be treated as income and which as capital; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges were created shall have been paid or discharged); the market value, or any other price to be applied in determining the market value, or the fair value, of any security or other asset owned or held by the Trust; the number of Shares of the Trust issued or issuable; the net asset value per Share; and any of the foregoing matters as it may pertain to any Series or Class.

ARTICLE IX

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 9.1. No Personal Liability of and Indemnification of Shareholders. No personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series or Class shall attach to any Shareholder or former Shareholder of the Trust. In case any Shareholder or former Shareholder of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust or, if the Trust has more than one Series, the applicable Series, to be held harmless from and indemnified against all loss and expense arising from such liability; provided, however, there shall be no liability or obligation of the Trust arising hereunder to reimburse any Shareholder for taxes paid by reason of such Shareholder's ownership of any Shares or for losses suffered by reason of any changes in value of any Trust assets. The Trust shall, upon request by the Shareholder or former Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

Section 9.2. Limitation of Liability of Trustees and Others. (a) No Liability to Third Parties. No person who is or has been a Trustee, officer, or employee of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with the affairs of the Trust; and all Persons shall look solely to the Trust Property or Property of a Series for satisfaction of claims of any nature arising in connection with the affairs of the Trust or such Series.

Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees or Trustee and neither such Trustees or Trustee nor the Shareholders shall be personally liable thereon.

All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees, whether past, present or future, shall be personally liable therefore.

(b) Limitation of Liability to Trust and Shareholders. No person who is or has been a Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder, Trustee, officer, employee, or agent of the Trust for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else and shall not be liable for errors of judgment or mistakes of fact or law.

(c) No Liability for Acts of Others. Without limiting the foregoing limitations of liability contained in this Section 9.2, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, investment sub-adviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee (or for the failure to compel in any way any former or acting Trustee to redress any breach of trust), except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

(d) Notice in Instruments. Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer on behalf of the Trust shall give notice that this Declaration is on file with the Secretary of State of the Commonwealth of Massachusetts, shall recite that the same was executed or made by or on behalf of the Trust by them as Trustees or as officers and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recitals as they or he or she may deem appropriate, but the omission thereof shall not operate to bind any Trustees or officers or Shareholders individually.

Section 9.3. Experts; No Bond or Surety. The Trustees may rely upon advice of counsel or other experts with respect to the meaning and operation of this Declaration and their duties as Trustees hereunder, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. In discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent registered public accounting firm and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of any other party to any contract entered into hereunder. The appointment, designation or identification (including in any proxy or registration statement of other document) of a Trustee as chair of the Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee or as having experience, attributes or skills in any area, or any other appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall affect in any way that Trustee's rights or entitlement to indemnification or advancement of expenses. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 9.4. Liability of Third Persons Dealing with the Trust or Trustees. No Person dealing with the Trust or the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trust or Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order. The provisions of this Article 9, including without limitation, this Section 9.4, do not address or limit any claim that the Trust may have against any Person contracting with the Trust, or change any obligation owed to the Trust under any contract or otherwise.

Section 9.5. Indemnification and Advancement of Expenses. Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a Person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Section 9.6. Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person. Without limiting the foregoing, the Trust may, in connection with the acquisition of assets subject to liabilities pursuant to Section 4.2 hereof or a merger or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX.

Section 9.7. Amendments and Modifications. Without limiting the provisions of Section 11.1(b) hereof, in no event will any amendment, modification or change to the provisions of this Declaration or the By-laws adversely affect in any manner the rights of any Covered Person to (a) indemnification under Section 9.5 hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Declaration or the By-laws.

Section 9.8. Derivative Actions. (a) The purpose of this Section 9.8 is to protect the interests of the Trust and its Shareholders by establishing a process that will permit legitimate inquiries and claims to be made and considered while avoiding the time, expense, distraction and other harm that can be caused to the Trust and its Shareholders as a result of spurious shareholder demands and derivative actions.

(b) No Shareholder may bring a derivative or similar action or proceeding on behalf of or in the right of the Trust or any Series to recover a judgment in its favor (a “derivative action”) unless each of the following conditions is met:

(i) The complaining Shareholder was a Shareholder of the Series on behalf of or in the right of which the derivative action is proposed to be brought (the “affected Series”) at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a Person who was a Shareholder at that time;

(ii) The complaining Shareholder was a Shareholder of the affected Series at the time the demand required by subparagraph (iii) below was made;

(iii) Prior to the commencement of such derivative action, the complaining Shareholder has made a written demand on the Trustees requesting that the Trustees cause the Trust to file the action itself on behalf of the affected Series (a “demand”), which demand shall include at least the following:

(1) a detailed description of the action or failure to act complained of, the facts upon which each such allegation is made and the reasonably estimated damages or other relief;

(2) a statement to the effect that the complaining Shareholder believes in good faith that the Shareholder will fairly and adequately represent the interests of similarly situated Shareholders in enforcing the rights of the affected Series and an explanation of why the complaining Shareholder believes that to be the case;

(3) a certification that the requirements of sub-paragraphs (i) and (ii) of this paragraph (b) have been met, as well as information and documentation reasonably designed to allow the Trustees to verify that certification;

(4) a list of all other derivative or class actions in which the complaining Shareholder is or was a named plaintiff, the court in which such action was filed, the date of filing, the name of all counsel to any plaintiffs and the outcome or current status of such actions;

(5) a certification of the number of Shares of the affected Series owned beneficially or of record by the complaining Shareholder at the time set forth in clauses (i) and (ii) of this subsection (b) and an undertaking that the complaining Shareholder will be a Shareholder of the affected Series as of the commencement of and throughout the derivative action and will notify the Trust in writing of any sale, transfer or other disposition by the complaining Shareholder of any such Shares within three business days thereof; and

(6) an acknowledgment of the provisions of paragraphs (d) and (e) of this Section 9.8 below; and

(iv) Shareholders owning Shares representing at least five percent (5%) of the voting power of the affected Series must join in bringing the derivative action; and

(iv) A copy of the proposed derivative complaint must be served on the Trust, assuming the requirements of sub-paragraphs (i) through (iii) above have already been met and the derivative action has not been barred in accordance with paragraph (c)(1) below.

(c) Within 90 calendar days of the receipt of a Shareholder demand submitted in accordance with the requirements set forth in paragraph (b) of this Section 9.8, those Trustees who are independent for purposes of considering the demand (the “independent Trustees”) will consider, with the assistance of counsel who may be retained by such Trustees on behalf and at the expense of the Trust, the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust or the affected Series, as applicable. If, during this 90-day period, those independent Trustees conclude that a determination as to the maintenance of a suit cannot reasonably be made within the 90-day period, those independent Trustees may extend the 90-day period by a period of time that the independent Trustees consider will be sufficient to permit them to make such a determination, not to exceed 60 calendar days from the end of the initial 90-day period (such 90-day period, as may be extended as provided hereunder, the “review period”). Notice of any such decision to extend the review period shall be sent in accordance with the provisions of Section 4.12 hereof to the complaining Shareholder, or, the Shareholder’s counsel if represented by counsel, in writing within five business days of any decision to extend the period. Trustees who are not deemed to be Interested Persons of the Trust are deemed independent for all purposes, including for the purpose of approving or dismissing a derivative action. A Trustee otherwise independent for purposes of considering the demand shall not be considered not to be independent solely by virtue of (i) the fact that such Trustee receives remuneration for his service as a Trustee of the Trust or as a trustee or director of one or more investment companies with the same or an affiliated investment adviser or underwriter, (ii) the amount of such remuneration, (iii) the fact that such Trustee was identified in the demand as a potential defendant or witness, or (iv) the fact that the Trustee approved the act being challenged in the demand if the act resulted in no material personal benefit to the Trustee or, if the Trustee is also a Shareholder, no material personal benefit that is not shared pro rata with other Shareholders.

(1) If the demand has been properly made under paragraph (b) of this Section 9.8, and a majority of the independent Trustees have considered the merits of the claim and have determined that maintaining a suit would not be in the best interests of the Trust or the affected Series, as applicable, the demand shall be rejected and the complaining Shareholder shall not be permitted to maintain a derivative action unless the Shareholder first sustains the burden of proof to the court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Trust. If upon such consideration a majority of the independent Trustees determine that such a suit should be maintained, then the appropriate officers of the Trust shall either cause the Trust to commence that suit and such suit shall proceed directly rather than derivatively, or permit the complaining Shareholder to proceed derivatively, provided however that any counsel representing the interests of the Trust or the affected Series shall be approved by the Trustees. The Trustees, or the appropriate officers of the Trust, shall inform the complaining Shareholder of any decision reached under this sub-paragraph (1) by sending in accordance with the provisions of Section 4.12 hereof written notice to the complaining Shareholder, or the Shareholder’s counsel, if represented by counsel, within five business days of such decision having been reached.

(2) If notice of a decision has not been sent to the complaining Shareholder or the Shareholder’s counsel within the time permitted by paragraph (1) above, and sub-paragraphs (i) through (iv) of paragraph (b) above have been complied with, the complaining Shareholder shall not be barred by this Declaration from commencing a derivative action.

(d) A complaining Shareholder whose demand is rejected pursuant to paragraph (c)(1) above shall be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the Trust’s consideration of the demand if a court determines that the demand was made without reasonable cause or for an improper purpose. A Shareholder who commences or maintains a derivative action in violation of this Section 9.8 shall reimburse the Trust for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action if the action is dismissed on the basis of the failure to comply with this Section 9.8. If a court determines that any derivative action has been brought without reasonable cause or for an improper purpose, the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action shall be borne by the Shareholder who commenced the action.

(e) The Trust shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining Shareholder in any circumstances only if required by law. Any attorneys’ fees so incurred by a complaining Shareholder that the Trust is obligated to pay on the basis of hourly rates shall be calculated using reasonable hourly rates.

(f) A Shareholder of a particular Series of the Trust shall not be entitled in such capacity to commence a derivative action on behalf of any other Series of the Trust.

ARTICLE X

TERMINATION; MERGERS AND SALE OF ASSETS

Section 10.1. Termination of Trust or Series. (a) Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust or any Series of the Trust may be terminated at any time by the Trustees by written notice to the Shareholders of the Trust or such Series as the case may be.

(b) Upon the requisite action of the Trustees to terminate the Trust or such Series, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, as may be determined by the Trustees, which may include the establishment of a liquidating trust or similar vehicle, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets of the Trust or assets of the particular Series thereof to distributable form in cash or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Shares of the Trust or such Series in the manner determined by the Trustees, provided that Shareholders of a particular Series shall be entitled to receive a pro rata share of the net assets of such Series only, subject to any variations with respect to Classes of Shares of such Series, if any. Thereupon, the Trust or any affected Series shall terminate, and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title, and interest of all parties with respect to the Trust or such Series shall be canceled and discharged, and without limiting the foregoing, in the event that following the final distribution of the net assets of and the termination of the Trust or affected Series, as the case may be, the Trust or affected Series receives or is entitled to receive any assets, the Trustees shall be under no obligation to distribute or provide for the distribution of such assets to the Shareholders of the Trust or affected Series, but may make such other arrangements for the disposition of such assets as they shall determine in their sole discretion to be appropriate under the circumstances. Notwithstanding the foregoing, at their discretion, the Trustees may abandon any previously adopted plan to terminate the Trust or a Series at any time. The Trustees shall file or cause to be filed any instruments as may be required to be filed with the Commonwealth of Massachusetts or any other governmental office where such filing may be required in connection with the termination of the Trust or any Series thereof.

(c) Any Class of the Trust may be terminated by the Trustees as provided in Article IV hereof.

Section 10.2. Sale of Assets; Reorganization; Merger or Consolidation. The Trustees may authorize the Trust or any Series or Class thereof to sell, lease, transfer, pledge, exchange, convey or dispose of all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular Series or Class), including its good will, to any one or more business trusts or other business entities or series or classes thereof (including another Series or Class of the Trust) upon such terms and conditions and for such consideration (which may include the assumption of some or all of the outstanding obligations and liabilities, accrued or contingent, whether known or unknown, of the Trust or such Series or Class) as the Trustees may determine, or may authorize the Trust or any Series thereof to merge or consolidate with or into one or more business trusts or other business entities or series upon such terms and conditions and for such consideration as the Trustees may determine . Without limiting the generality of the foregoing, this provision may be utilized to permit the Trust or any Class thereof to pursue its investment program through one or more subsidiary vehicles or to operate in a master-feeder or fund of funds structure.

Section 10.3. Combination of Classes. The authority of the Trustees under this Article X with respect to the merger, consolidation, sale of assets or reorganization of any Class of the Trust or any Series thereof is in addition to the authority of the Trustees under Section 4.9 hereof to combine two or more Classes of a Series into a single Class.

ARTICLE XI

AMENDMENTS; FILINGS; MISCELLANEOUS

Section 11.1. Amendments to Declaration. (a) The Trustees may by vote of a majority of the Trustees then in office amend or otherwise supplement the Declaration by making an amendment, a Declaration supplemental hereto or an amended and restated Declaration, provided, however, that an amendment to any provision of Article V hereof shall require the vote of two-thirds (2/3) of the Trustees then in office.

(b) Nothing contained in this Declaration shall permit the amendment of this Declaration to impair any exemption from or limitation of personal liability of any Person who is or has been a Shareholder, Trustee, officer, or employee of the Trust, or limit the rights to indemnification, advancement of expenses or insurance provided in Article IX with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under such Article prior to such amendment.

Section 11.2. Filings; Copies of Declaration; Counterparts; Headings. The original or a copy of this instrument and of each amendment and/or restatement hereto shall be kept in the office of the Trust where it may be inspected by any Shareholder. A copy of this instrument, any amendment thereto, and any Designation executed in accordance with Section 4.9 hereof shall be filed by the Trustees with the Secretary of the Commonwealth of Massachusetts, as well as any other governmental office where such filing may from time to time be required, provided, however, that the failure to so file will not invalidate this instrument, any properly authorized amendment hereto, or Designation. Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such amendments, restatements or Designations have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such amendments, restatements or Designations. This instrument may be executed in any number of counterparts, each of which shall be deemed an original. Headings are placed herein for convenience of reference only, and in case of any conflict, the text of this instrument, rather than the headings, shall control.

Section 11.3. Trustees May Resolve Ambiguities. The Trustees may construe any of the provisions of this Declaration insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Trustees in good faith shall be conclusive as to the meaning to be given to such provisions.

Section 11.4. Applicable Law; Jury Waiver; Forum Selection. (a) The Trust set forth in this instrument is created under and is to be governed by and construed and administered according to the laws of the Commonwealth of Massachusetts, without reference to its conflicts of law rules, as a Massachusetts business trust, and without limiting the provisions hereof, the Trust specifically reserves the right to exercise any of the powers and privileges afforded to business trusts or actions that may be engaged in by business trusts, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

(b) Notwithstanding the first sentence of Section 11.4(a) hereof, there shall not be applicable to the Trust, the Trustees, or this Declaration any provisions of the laws (statutory or common) of the Commonwealth of Massachusetts (other than Chapter 182 of the Massachusetts General Laws) or any other state pertaining to trusts, including by way of illustration and without limitation, laws that relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges; (ii) affirmative requirements to post bonds for trustees, officers, agents, or employees of a trust; (iii) the necessity for obtaining a court or other governmental approval concerning the acquisition, holding, or disposition of real or personal property; (iv) fees or other sums applicable to trustees, officers, agents or employees of a trust; (v) the allocation of receipts and expenditures to income or principal; (vi) restrictions or limitations on the permissible nature, amount, or concentration of trust investments or requirements relating to the titling, storage, or other manner of holding of trust assets; or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers or liabilities or authorities and powers of trustees, if such laws are inconsistent with the authorities and powers or limitation on liability of the Trustees set forth or referenced in this Declaration.

(c) No provision of this Declaration shall be effective to require a waiver of compliance with any provision of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended or the 1940 Act, or of any valid rule, regulation or order of the Commission thereunder.

(d) Any action commenced by a Shareholder, directly or derivatively, against the Trust or a Series thereof, its Trustees or officers, shall be brought only in the U.S. District Court for the District of Massachusetts or if such action may not be brought in that court, then such action shall be brought in the Business Litigation Session of Suffolk Superior Court in Massachusetts (the “Chosen Courts”). The Trust, its Trustees and officers, and its Shareholders each (a) consent to jurisdiction in the Chosen Courts; (b) waive any objection to venue in any of the Chosen Courts and (c) waive any objection that any of the Chosen Courts is an inconvenient forum. In any action commenced by a Shareholder against the Trust or any Series thereof, its Trustees or officers, or as a derivative action on behalf of the Trust, or any Series thereof there shall be no right to a jury trial. THE RIGHT TO A TRIAL BY JURY IS EXPRESSLY WAIVED TO THE FULLEST EXTENT PERMITTED BY LAW.

Section 11.5. Provisions in Conflict with Law or Regulations. (a) The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any such provision, in whole or in part, is in conflict with the 1940 Act, the regulated investment company provisions of the Code, and the regulations thereunder, or with other applicable laws and regulations, the conflicting provision, or the conflicting part or parts thereof, shall be deemed not to constitute a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

(b) If any provision of this Declaration shall be held invalid or unenforceable, in whole or in part, in any jurisdiction, such invalidity or unenforceability shall attach only to such provision, or such part or parts thereof, in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

Section 11.6. Writings. To the fullest extent permitted by applicable law, except as the Trustees may otherwise determine:

(a) any requirements in this Declaration or in the By-laws that any action be taken by means of any writing, including, without limitation, any written instrument, any written consent or any written agreement, shall be deemed to be satisfied by means of any electronic record in such form that is acceptable to the Trustees provided such form is capable of conversion into a written form within a reasonable time; and

(b) any requirements in this Declaration or in the By-laws that any writing be signed shall be deemed to be satisfied by any electronic signature in such form that is acceptable to the Trustees.

IN WITNESS WHEREOF, the undersigned, being the Trustees of the Trust, have executed this instrument as of the date first written above.

[Signatures of Trustees]

SCHEDULE A

Series

(Effective as of [            ])

WHEREAS, the Trustee(s) of the Trust, acting pursuant to the Declaration of Trust of the Trust as then in effect, have heretofore divided the Shares of the Trust into [            ] Series;

NOW THEREFORE, the Trustee(s) of the Trust do hereby declare, pursuant to Section 4.9 of the Declaration of Trust that the following Series of the Trust have been established and designated, with such relative rights, preferences, privileges, limitations, restrictions and other relative terms as are set forth below:

[                    ]

1.         Each Share of each Series is entitled to all the rights and preferences accorded to Shares under the Declaration.

2.         The number of authorized Shares of each Series is unlimited.

3.         Each Series shall be authorized to hold cash, invest in securities, instruments and other property, use investment techniques, and have such goals or objectives as from time to time described in the prospectus and statement of additional information contained in the Trust’s then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Series, as the same may be amended and supplemented from time to time (“Prospectus”). Each Share of a Series shall represent a beneficial interest in the net assets allocated or belonging to such Series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets (as defined in the Declaration) are allocated to such Series), and shall be entitled to receive its pro rata share of the net assets of the Series upon liquidation of the Series, all as set forth in Section 4.9 of the Declaration.

4.         With respect to each Series, (a) the purchase price of the Shares, (b) fees and expenses, (c) qualifications for ownership, if any, (d) the method of determination of the net asset value of the Shares, (e) minimum purchase amounts, if any, (f) minimum account size, if any, (g) the price, terms and manner of redemption of the Shares, (h) any conversion or exchange feature or privilege, (i) the relative dividend rights, and (j) any other relative rights, preferences, privileges, limitations, restrictions and other relative terms have been established by the Trustees in accordance with the Declaration and are set forth in the Prospectus with respect to such Series.

5.         The Trustees may from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Series that have been established by the Trustees or redesignate any of the Series without any action or consent of the Shareholders.

6.         The designation of any Series hereby shall not impair the power of the Trustees from time to time to designate additional Series of Shares of the Trust.

7.         Capitalized terms not defined herein have the meanings given to such terms in the Declaration.

SCHEDULE B

Classes of Shares

(Effective as of [            ])

WHEREAS, the Trustee(s) of the Trust, acting pursuant to the Declaration of Trust of the Trust as then in effect, have heretofore divided each Series of the Trust into one or more classes of Shares (each, a Class”);

NOW THEREFORE, the Trustee(s) of the Trust do hereby declare, pursuant to Section 4.9 of the Declaration of Trust, that the following Classes of the Trust have been established and designated with respect to the identified Series of the Trust with such relative rights, preferences, privileges, limitations, restrictions and other relative terms as are set forth below:

Series	Classes

[ ]	[ ]

1.         Each Share of each Class is entitled to all the rights and preferences accorded to Shares under the Declaration.

2.         The number of authorized Shares of each Class is unlimited.

3.         All Shares of a Class of a Series shall be identical with each other and with the Shares of each other Class of the same Series except for such variations between Classes as may be authorized by the Trustees from time to time and set forth in the Trust’s then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Class of such Series, as the same may be amended and supplemented from time to time (“Prospectus”). The Trustees may change the name or other designation of a Class; and take such other action with respect to the Classes as the Trustees may deem desirable.

4.         With respect to the Shares of a Class of a Series, (a) the time and method of determining the purchase price, (b) the fees and expenses, (c) the qualifications for ownership, if any, (d) minimum purchase amounts, if any, (e) minimum account size, if any, (f) the price, terms and manner of redemption of, (g) any conversion or exchange feature or privilege , (h) the relative dividend rights, and (i) any other relative rights, preferences, privileges, limitations, restrictions and other relative terms have been established by the Trustees in accordance with the Declaration and are set forth in the Prospectus with respect to such Class of such Series.

5.         The Trustees may from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Class of a Series that have been established by the Trustees, divide or combine the issued or unissued Shares of any Class of a Series into a greater or lesser number; classify or reclassify any issued or unissued Shares of any Class of a Series into one or more Classes of such Series; combine two or more Classes of a Series into a single Class of such Series; in each case without any action or consent of the Shareholders.

6.         The designation of any Class hereby shall not impair the power of the Trustees from time to time to designate additional Classes of Shares of a Series or terminate any one or more Classes of a Series hereby designated.

7.         Capitalized terms not defined herein have the meanings given to such terms in the Declaration.

EXHIBIT G

Fundamental Policy Proposals and Portfolios Affected

Proposal No. 3A – Revision to Fundamental Policy Regarding Borrowing Money

Proposal No. 3B – Adoption of or Revision to Fundamental Policy Regarding Underwriting

Proposal No. 3C – Revision to Fundamental Policy Regarding Lending

Proposal No. 3D – Adoption of or Revision to Fundamental Policy Regarding the Issuance of Senior Securities

Proposal No. 3E – Adoption of or Revision to Fundamental Policy Regarding Investment in Real Estate

Proposal No. 3F – Revision to Fundamental Policy Regarding Investing in Commodities

Proposal No. 3G – Revision to Fundamental Policy Regarding Concentration

Proposal No. 3H – Removal of Fundamental Policy Regarding Diversification

Proposal No. 3I – Removal of Fundamental Policy Regarding the Purchase of Securities on Margin

Proposal No. 3J – Removal of Fundamental Policy Regarding Short Sales

Proposals

Portfolio	3A	3B	3C	3D	3E	3F	3G	3H	3I	3J
SAST – Aggressive Growth Portfolio	•	•	•	•	•	•	•	•	•	N/A
SAST – Alliance Growth Portfolio	•	•	•	•	•	•	•	•	•	N/A
SAST – American® Funds Asset Allocation SAST Portfolio	•	•	•	•	•	•	•	•	•	N/A
SAST – American® Funds Global Growth SAST Portfolio	•	•	•	•	•	•	•	•	•	N/A
SAST – American® Funds Growth SAST Portfolio	•	•	•	•	•	•	•	•	•	N/A
SAST – American® Funds Growth-Income SAST Portfolio	•	•	•	•	•	•	•	•	•	N/A
SAST – Balanced Portfolio	•	•	•	•	•	•	•	•	•	N/A
SAST – Blue Chip Growth Portfolio	•	•	•	•	•	•	•	•	•	N/A
SAST – Capital Growth Portfolio	•	•	•	•	•	•	•	•	•	N/A
SAST – Cash Management Portfolio	•	•	•	•	•	•	•	•	N/A	•
SAST – Corporate Bond Portfolio	•	•	•	•	•	•	•	•	•	N/A
SAST – Davis Venture Value Portfolio	•	•	•	•	•	•	•	•	•	N/A
SAST – “Dogs” of Wall Street Portfolio	•	•	•	•	•	•	•	N/A	•	N/A
SAST – Emerging Markets Portfolio	•	•	•	•	•	•	•	•	•	N/A
SAST – Equity Index Portfolio	•	•	•	•	•	•	•	•	•	N/A
SAST – Equity Opportunities Portfolio	•	•	•	•	•	•	•	•	•	N/A

Portfolio	3A	3B	3C	3D	3E	3F	3G	3H	3I	3J
SAST – Foreign Value Portfolio	•	•	•	•	•	•	•	•	•	N/A
SAST – Fundamental Growth Portfolio	•	•	•	•	•	•	•	•	•	N/A
SAST – Global Bond Portfolio	•	•	•	•	•	•	•	N/A	•	N/A
SAST – Global Equities Portfolio	•	•	•	•	•	•	•	•	•	N/A
SAST – Growth-Income Portfolio	•	•	•	•	•	•	•	•	•	N/A
SAST – Growth Opportunities Portfolio	•	•	•	•	•	•	•	•	•	N/A
SAST – High-Yield Bond Portfolio	•	•	•	•	•	•	•	•	•	N/A
SAST – International Diversified Equities Portfolio	•	•	•	•	•	•	•	•	•	N/A
SAST – International Growth and Income Portfolio	•	•	•	•	•	•	•	•	•	N/A
SAST – Marsico Focused Growth Portfolio	•	•	•	•	•	•	•	N/A	•	N/A
SAST – MFS® Massachusetts Investors Trust Portfolio	•	•	•	•	•	•	•	•	•	N/A
SAST – MFS® Total Return Portfolio	•	•	•	•	•	•	•	•	•	N/A
SAST – Mid-Cap Growth Portfolio	•	•	•	•	•	•	•	N/A	•	N/A
SAST – Real Estate Portfolio	•	•	•	•	•	•	•	•	•	N/A
SAST – Small & Mid Cap Value Portfolio	•	•	•	•	•	•	•	•	•	N/A
SAST – Small Company Value Portfolio	•	•	•	•	•	•	•	•	•	N/A
SAST – SunAmerica Dynamic Allocation Portfolio	•	•	•	•	•	•	•	•	•	N/A
SAST – SunAmerica Dynamic Strategy Portfolio	•	•	•	•	•	•	•	•	•	N/A
SAST – Technology Portfolio	•	•	•	•	•	•	•	•	•	N/A
SAST – Telecom Utility Portfolio	•	•	•	•	•	•	•	•	•	N/A
SAST – Total Return Bond Portfolio	•	•	•	•	•	•	•	N/A	•	N/A
SAST – VCPSM Managed Asset Allocation SAST Portfolio	•	•	•	•	•	•	•	•	•	N/A
SAST – VCP Total Return BalancedSM Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Portfolio	3A	3B	3C	3D	3E	3F	3G	3H	3I	3J
SAST – VCPSM Value Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
SST – Allocation Balanced Portfolio	•	•	•	•	•	•	•	•	N/A	N/A
SST – Allocation Growth Portfolio	•	•	•	•	•	•	•	•	N/A	N/A
SST – Allocation Moderate Growth Portfolio	•	•	•	•	•	•	•	•	N/A	N/A
SST – Allocation Moderate Portfolio	•	•	•	•	•	•	•	•	N/A	N/A
SST – Asset Allocation: Diversified Growth Portfolio	•	•	•	•	•	•	•	•	•	N/A
SST – Cash Management Portfolio	•	•	•	•	•	•	•	•	•	N/A
SST – Diversified Fixed Income Portfolio	•	•	•	•	•	•	•	•	•	N/A
SST – Focus Growth Portfolio	•	•	•	•	•	•	•	•	N/A	N/A
SST – Focus Value Portfolio	•	•	•	•	•	•	•	•	N/A	N/A
SST – International Equity Portfolio	•	•	•	•	•	•	•	•	N/A	N/A
SST – Large Cap Growth Portfolio	•	•	•	•	•	•	•	•	N/A	N/A
SST – Large Cap Value Portfolio	•	•	•	•	•	•	•	•	N/A	N/A
SST – Mid Cap Growth Portfolio	•	•	•	•	•	•	•	•	N/A	N/A
SST – Mid Cap Value Portfolio	•	•	•	•	•	•	•	•	N/A	N/A
SST – Multi-Managed Growth Portfolio	•	•	•	•	•	•	•	•	N/A	N/A
SST – Multi-Managed Income Portfolio	•	•	•	•	•	•	•	•	N/A	N/A
SST – Multi-Managed Income/Equity Portfolio	•	•	•	•	•	•	•	•	N/A	N/A
SST – Multi-Managed Moderate Growth Portfolio	•	•	•	•	•	•	•	•	N/A	N/A
SST – Real Return Portfolio	•	•	•	•	•	•	•	•	•	N/A
SST – Small Cap Portfolio	•	•	•	•	•	•	•	•	N/A	N/A
SST – Stock Portfolio	•	•	•	•	•	•	•	•	•	N/A

Comparison of Current and Proposed Fundamental Policies

The following are two charts comparing the current and proposed fundamental investment policies of each of the Portfolios. Please note that the charts may not include the exact wording of the fundamental investment descriptions described.

SEASONS SERIES TRUST

Restriction	Current Restrictions (all Portfolios)	Proposed Restrictions
Borrowing

Each Portfolio may not: Borrow money, except that (i) each Portfolio may borrow in amounts up to 33 1/3% (5% in the case of the Cash Management Portfolio) of its total assets for temporary or emergency purposes, (ii) each of the Multi-Managed Growth and Moderate Growth Portfolios, through its SAAMCo/Small-Cap Growth component, and the Large Cap Growth Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio, Small Cap Portfolio, International Equity Portfolio, Diversified Fixed Income Portfolio and Real Return Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (with any percentage limitation calculated only with respect to the total assets allocated to the SAAMCo/Small-Cap Growth component of such Multi-Managed Seasons Portfolio), (iii) the Focus Growth Portfolio and Focus Value Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets), and (iv) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit a Portfolio’s engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectuses and SAI, as they may be amended from time to time.

Each Portfolio may not: Borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Underwriting securities	Each Portfolio may not: Engage in underwriting of securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Portfolio.

Each Portfolio may not: Engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Lending	Each Portfolio may not: Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the	Each Portfolio may not: Lend money or other assets except to the extent permitted by (i) the 1940 Act or interpretations or modifications by

Restriction	Current Restrictions (all Portfolios)	Proposed Restrictions
	lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.	the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Senior securities

Each Portfolio may not: Issue senior securities as defined in the 1940 Act, except that each Portfolio may enter into repurchase agreements, reverse repurchase agreements and dollar rolls, lend its portfolio securities and borrow money, as described above, and engage in similar investment strategies described in the Prospectuses and SAI, as they may be amended from time to time.

Each Portfolio may not: Issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Real estate

Each Portfolio may not: Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities.

Each Portfolio may not: Purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Commodities

Each Portfolio may not: Purchase or sell commodities or commodity contracts, except to the extent that each Portfolio may do so in accordance with applicable law and the Portfolio’s Prospectuses and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the CEA. Any Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase Hybrid Instruments.

Each Portfolio may not: Purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Concentration	Each Portfolio may not: Invest more than 25% of the Portfolio’s total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration. In addition, the Cash Management Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks. The gas, electric, water and

1. Each Portfolio may not: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry.

2. The Cash Management Portfolio may not, except as permitted by exemptive or other

Restriction	Current Restrictions (all Portfolios)	Proposed Restrictions
telephone businesses will be considered separate industries.

relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry, except that, if deemed advisable, it may invest without limit in obligations of domestic commercial banks.

Diversification

Each Portfolio may not: (a) With respect to each of the Asset Allocation: Diversified Growth Portfolio, Stock Portfolio, Diversified Fixed Income Portfolio, Real Return Portfolio and Cash Management Portfolio, invest more than 5% of the Portfolio’s total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of each such Portfolio’s total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the government of the United States or of any of its agencies or instrumentalities.

(b) With respect to each of the Asset Allocation: Diversified Growth Portfolio, Stock Portfolio, Diversified Fixed Income Portfolio, Real Return Portfolio and Cash Management Portfolio, as to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer.

No comparable fundamental restriction.

SUNAMERICA SERIES TRUST

Restriction	Current Restrictions (all Portfolios except Cash Management Portfolio and the VCPSM Portfolios)	Current Restrictions (Cash Management Portfolio)	Proposed Restrictions
Borrowing	These Portfolios may not: Borrow money, except to the extent permitted by applicable law or regulatory approval.	The Cash Management Portfolio may not: Borrow money, except for temporary purposes, and then in an amount not in excess of 5% of the value of the Portfolio’s total assets. Moreover, in the event that the asset coverage for such borrowings falls below 300%, the Portfolio will reduce within three days the amount of its borrowings in order to provide for 300% asset coverage.	Each Portfolio may not: Borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Restriction	Current Restrictions (all Portfolios except Cash Management Portfolio and the VCPSM Portfolios)	Current Restrictions (Cash Management Portfolio)	Proposed Restrictions
Underwriting securities	No comparable fundamental restriction.	The Cash Management Portfolio may not: Act as underwriter of securities issued by others, engage in distribution of securities for others, or make investments in other companies for the purpose of exercising control or management.

Each Portfolio may not: Engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Lending	These Portfolios may not: Make loans to others except for (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.	The Cash Management Portfolio may not: Make loans to others except: (a) for the purchase of the debt securities listed above under its Investment Policies; or (b) as otherwise permitted by exemptive order of the SEC.

Each Portfolio may not: Lend money or other assets except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Senior securities	No comparable fundamental restriction.	No comparable fundamental restriction.

Each Portfolio may not: Issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

Real estate	These Portfolios may not: Invest in real estate (including in the case of all Portfolios except the Equity Index, Real Estate and Small Company Value Portfolios limited partnership interests, but	No comparable fundamental restriction.	Each Portfolio may not: Purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority

Restriction	Current Restrictions (all Portfolios except Cash Management Portfolio and the VCPSM Portfolios)	Current Restrictions (Cash Management Portfolio)	Proposed Restrictions

excluding in the case of all Portfolios securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities. This limitation shall not prevent a Portfolio from investing in securities secured by real estate or interests therein.

with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Commodities

These Portfolios may not: Purchase commodities or commodity contracts; except that any Portfolio may engage in transactions in put and call options on securities, indices and currencies, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest-rate, mortgage and currency swaps and interest-rate floors and caps.

		No comparable fundamental restriction.	Each Portfolio may not: Purchase or sell commodities or contracts related to commodities except to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.
Concentration	These Portfolios may not: Invest more than 25% of the Portfolio’s total assets in the securities of issuers in the same industry, except that the Telecom Utility Portfolio will invest at least 25% of its total assets in the securities of utility companies, the Real Estate Portfolio will invest at least 25% of its total assets in the securities of real estate companies, the Technology Portfolio will invest at least 25% of its assets in the securities of issuers in the technology industry and the “Dogs” of Wall Street	The Cash Management Portfolio may not: Invest more than 25% of the Portfolio’s total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities, are not subject to this 25% limitation on industry concentration. In addition, the Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks.	(For All Portfolios except Cash Management Portfolio, Dogs” of Wall Street Portfolio, Real Estate Portfolio, Technology Portfolio and Telecom Utility Portfolio): 1. Each Portfolio may not: Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any

Restriction	Current Restrictions (all Portfolios except Cash Management Portfolio and the VCPSM Portfolios)	Current Restrictions (Cash Management Portfolio)	Proposed Restrictions
Portfolio may invest more than 25% of its assets in the securities of issuers in the same industry to the extent such investments would be selected according to stock selection criteria. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration. The Portfolio may, if deemed advisable, invest more than 25% of its assets in the obligations of domestic commercial banks. With respect to all Portfolios other than the Telecom Utility Portfolio, as to utility companies, the gas, electric, water and telephone businesses will be considered separate industries.

one industry.

2. The Cash Management Portfolio may not, except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, make any investment if, as a result, the Portfolio’s investments will be concentrated in any one industry, except that, if deemed advisable, it may invest without limit in obligations of domestic commercial banks.

3. The “Dogs” of Wall Street Portfolio, Real Estate Portfolio, Technology Portfolio and Telecom Utility Portfolio may not: purchase or sell the securities of any issuer, if, as a result of such purchase or sale, less than 25% of the assets of the Portfolio would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the Portfolio.

Diversification	These Portfolios may not: Other than the Global Bond, Total Return Bond, “Dogs” of Wall Street, Mid-Cap Growth, and Marsico Focused Growth Portfolios, invest more than 5% of the value of the total assets of a Portfolio in the securities of any one issuer, provided that this Limitation shall apply only to 75% of the value of the Portfolio’s total assets and, provided further, that the limitation shall not apply to	The Cash Management Portfolio may not: Invest more than 5% of the value of its total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of the Portfolio’s total assets, and, provided further, that the limitation shall not apply to obligations of the government of the U.S. or of any corporation organized as an instrumentality of the U.S. under a general act of	No comparable fundamental restriction.

Restriction	Current Restrictions (all Portfolios except Cash Management Portfolio and the VCPSM Portfolios)	Current Restrictions (Cash Management Portfolio)	Proposed Restrictions

obligations issued or guaranteed by the government of the United States or of any of its agencies or instrumentalities.

These Portfolios may not: As to 75% of its total assets, purchase more than 10% of any class of the outstanding voting securities of an issuer. This restriction does not apply to the Global Bond, Total Return Bond, “Dogs” of Wall Street Growth, Mid-Cap Growth and Marsico Focused Growth Portfolios.

Congress. The Cash Management Portfolio may not: As to 75% of its total assets, purchase more than 10% of the outstanding voting class of securities of an issuer.
Purchase of securities on margin

These Portfolios may not: Purchase securities or evidences of interest therein on margin, except that the Portfolios may obtain such short-term credit as may be necessary for the clearance of any transaction.

		No comparable fundamental restriction.	No comparable fundamental restriction.
Short sales	No comparable fundamental restriction

The Cash Management Portfolio may not: Sell securities short except to the extent that the Portfolio contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

No comparable fundamental restriction.

Proxy Tabulator
PO Box 859232
Braintree MA 02185-9919		Your Vote is Important!

Vote by Internet
Please go to the electronic voting site at www.2voteproxy.com/sunamerica. Follow the on-line instructions. If you vote by internet, you do not have to return your Ballot.
Vote by Telephone
Please call us toll-free at 1-800-830-3542, and follow the instructions provided. If you vote by telephone, you do not have to return your Ballot.
Vote by Mail
Mark, sign and date your Ballot and return promptly. Ensure the address below shows through the window of the enclosed postage paid return envelope.
If Voting by Mail:
Remember to sign and date the ballot below. Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.	▶	PROXY TABULATOR PO BOX 55046 BOSTON MA 02205-9836

SunAmerica Series Trust/Seasons Series Trust

Joint Special Meeting of Shareholders

March 24, 2014

[Insurance Company Name Prints Here]

[Separate Account Name Prints Here]

The undersigned hereby instructs the above named insurance company, on behalf of its separate account, to transmit voting instructions for all the shares of the Portfolio(s) listed herein, which are attributable to the variable annuity or variable life contract (“Contract”) for which the undersigned is entitled to give instructions at the Joint Special Meeting of Shareholders (the “Meeting”) to be held at the offices of SunAmerica Asset Management, LLC, The Woodson Tower Building, Meeting Room 1, 2919 Allen Parkway, Houston, Texas 77019, at 3:00 p.m. Central Time, on Monday, March 24, 2014, and any adjournment or postponements thereof, on all matters coming before the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, and revokes any voting instruction heretofore given with respect to the Meeting.

The insurance company will transmit voting instructions for shares attributable to your Contract as indicated on this card, or if no direction is provided when the duly executed voting instruction card is returned, the insurance company will vote shares attributable to your contract “FOR” the Proposals herein, and in accordance with its own discretion as to any other matter that is properly presented at the Meeting of Shareholders. If you fail to return this voting instruction card, or return it unsigned, the insurance company will transmit voting instructions for all shares attributable to your account value in proportion to all voting instructions for the Portfolio(s) actually received from Contract owners in the separate account. THIS VOTING INSTRUCTION CARD IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES OF SUNAMERICA SERIES TRUST AND SEASONS SERIES TRUST.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on

March 24, 2014. The Proxy Statement for this Meeting is available at www.2voteproxy.com/sunamerica

Note: Please sign exactly as your name(s) appears on the ballot. If you are signing this ballot for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

▶	Signature
Signature
Date
Proposal(s) listed on reverse side. SST14-VIC-Front-1.05

The Boards recommend a vote FOR ALL the nominees named in Proposal 1 and FOR Proposals 2, 3, 4 and 5. If no direction is given, this ballot will be voted “FOR” the proposals and at the discretion of the Proxies on other matters that may properly come before the Meeting.

PLEASE MARK BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

☐ Express Vote Option: To vote ALL accounts as the Board recommends for the proposals, mark the box at the left. No other vote is necessary.

1.	Election of seven Trustees to the Board of Trustees (the “Board”).
	(01) Carl D. Covitz	(02) Gilbert Ray			(03) Allan L. Sher	(04) Bruce G. Willison
	(05) Garrett F. Bouton	(06) Peter A. Harbeck			(07) Jane Jelenko

		FOR	WITHHOLD	FOR ALL		FOR	WITHHOLD	FOR ALL
		ALL	ALL	EXCEPT		ALL	ALL	EXCEPT
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐
(Instruction: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line(s) above.)

2.	To Approve Amended and Restated Declaration of Trust, as follows:
2A.	To permit the Board to amend the Declaration of Trust in any respect in the future without shareholder approval	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

2B.	To permit the Board to authorize the reorganization of the Trust, a Portfolio or a class without shareholder approval when permitted by applicable law	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

2C.	To permit the Board to determine circumstances under which a Portfolio may involuntarily redeem a shareholder’s shares	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

2D.	To effect certain other changes	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

3.	To Adopt, Revise or Eliminate Fundamental Investment Policies of the Portfolios, as follows:

3A.	To Revise Fundamental Policy Regarding Borrowing Money	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

3B.	To Revise Fundamental Policy Regarding Underwriting	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

3C.	To Revise Fundamental Policy Regarding Lending	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

3D.	To Adopt or Revise Fundamental Policy Regarding Issuance of Senior Securities	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

3E.	To Adopt or Revise Fundamental Policy Regarding Investing in Real Estate	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

3F.	To Adopt of Revise Fundamental Policy Regarding Investing in Commodities	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

3G.	To Revise Fundamental Policy Regarding Concentration	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

3H.	To Remove Fundamental Policy Regarding Diversification	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

3I.	To Remove Fundamental Policy Regarding Purchase of Securities on Margin	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

3J.	To Remove Fundamental Policy Regarding Short Sales	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

4.	To Change the Subclassification from Diversified to Nondiversified (SunAmerica Series Trust: Real Estate Portfolio Only)

		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

5.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.
			PLEASE SIGN AND DATE ON REVERSE SIDE			SST14-VIC-Back 1.05

Proxy Tabulator
PO Box 859232
Braintree MA 02185-9919		Your Vote is Important!

Vote by Internet
Please go to the electronic voting site at www.2voteproxy.com/sunamerica. Follow the on-line instructions. If you vote by internet, you do not have to return your Ballot.
Vote by Telephone
Please call us toll-free at 1-800-830-3542, and follow the instructions provided. If you vote by telephone, you do not have to return your Ballot.
Vote by Mail
Mark, sign and date your Ballot and return promptly. Ensure the address below shows through the window of the enclosed postage paid return envelope.
If Voting by Mail:
Remember to sign and date the ballot below. Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.	▶	PROXY TABULATOR PO BOX 55046 BOSTON MA 02205-9836

SunAmerica Series Trust/Seasons Series Trust

Joint Special Meeting of Shareholders

March 24, 2014

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES. The undersigned hereby appoints Gregory N. Bressler, Nori L. Gabert, Louis O. Ducote, Donna M. Handel and John T. Genoy, or any of them, as proxies for the undersigned, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the Joint Special Meeting of Shareholders to be held at the offices of SunAmerica Asset Management, LLC, The Woodson Tower Building, Meeting Room 1, 2919 Allen Parkway, Houston, Texas 77019, at 3:00 p.m. Central Time, on Monday, March 24, 2014, and any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Joint Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on

March 24, 2014. The Proxy Statement for this Meeting is available at www.2voteproxy.com/sunamerica

Note: Please sign exactly as your name(s) appears on the ballot. If you are signing this ballot for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

▶	Signature
Signature
Date
Proposal(s) listed on reverse side. SST14-ICD-FOF-Front-1.01

The Boards recommend a vote FOR ALL the nominees named in Proposal 1 and FOR Proposals 2, 3, 4 and 5. If no direction is given, this ballot will be voted “FOR” the proposals and at the discretion of the Proxies on other matters that may properly come before the Meeting.

PLEASE MARK BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

☐ Express Vote Option: To vote ALL accounts as the Board recommends for the proposals, mark the box at the left. No other vote is necessary.

1.	Election of seven Trustees to the Board of Trustees (the “Board”).
	(01) Carl D. Covitz	(02) Gilbert Ray			(03) Allan L. Sher	(04) Bruce G. Willison
	(05) Garrett F. Bouton	(06) Peter A. Harbeck			(07) Jane Jelenko

		FOR	WITHHOLD	FOR ALL		FOR	WITHHOLD	FOR ALL
		ALL	ALL	EXCEPT		ALL	ALL	EXCEPT
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐
(Instruction: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line(s) above.)

2.	To Approve Amended and Restated Declaration of Trust, as follows:
2A.	To permit the Board to amend the Declaration of Trust in any respect in the future without shareholder approval	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

2B.	To permit the Board to authorize the reorganization of the Trust, a Portfolio or a class without shareholder approval when permitted by applicable law	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

2C.	To permit the Board to determine circumstances under which a Portfolio may involuntarily redeem a shareholder’s shares	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

2D.	To effect certain other changes	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

3.	To Adopt, Revise or Eliminate Fundamental Investment Policies of the Portfolios, as follows:

3A.	To Revise Fundamental Policy Regarding Borrowing Money	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

3B.	To Revise Fundamental Policy Regarding Underwriting	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

3C.	To Revise Fundamental Policy Regarding Lending	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

3D.	To Adopt or Revise Fundamental Policy Regarding Issuance of Senior Securities	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

3E.	To Adopt or Revise Fundamental Policy Regarding Investing in Real Estate	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

3F.	To Adopt of Revise Fundamental Policy Regarding Investing in Commodities	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

3G.	To Revise Fundamental Policy Regarding Concentration	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

3H.	To Remove Fundamental Policy Regarding Diversification	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

3I.	To Remove Fundamental Policy Regarding Purchase of Securities on Margin	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

3J.	To Remove Fundamental Policy Regarding Short Sales	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

4.	To Change the Subclassification from Diversified to Nondiversified (SunAmerica Series Trust: Real Estate Portfolio Only)

		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

5.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

PLEASE SIGN AND DATE ON REVERSE SIDE	SST14-1CD-FOF-Back 1.02

Proxy Tabulator
PO Box 859232
Braintree MA 02185-9919		Your Vote is Important!

Vote by Internet
Please go to the electronic voting site at www.2voteproxy.com/sunamerica. Follow the on-line instructions. If you vote by internet, you do not have to return your Ballot.
Vote by Telephone
Please call us toll-free at 1-800-830-3542, and follow the instructions provided. If you vote by telephone, you do not have to return your Ballot.
Vote by Mail
Mark, sign and date your Ballot and return promptly. Ensure the address below shows through the window of the enclosed postage paid return envelope.
If Voting by Mail:
Remember to sign and date the ballot below. Please ensure the address to the right shows through the window of the enclosed postage paid return envelope.	▶	PROXY TABULATOR PO BOX 55046 BOSTON MA 02205-9836

SunAmerica Series Trust/Seasons Series Trust

Joint Special Meeting of Shareholders

March 24, 2014

[Separate Account Name Prints Here]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEES. The undersigned hereby appoints Gregory N. Bressler, Nori L. Gabert, Louis O. Ducote, Donna M. Handel and John T. Genoy, or any of them, as proxies for the undersigned, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the Joint Special Meeting of Shareholders to be held at the offices of SunAmerica Asset Management, LLC, The Woodson Tower Building, Meeting Room 1, 2919 Allen Parkway, Houston, Texas 77019, at 3:00 p.m. Central Time, on Monday, March 24, 2014, and any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Joint Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting. With respect to those shares for which instructions have not been received from contract owners, the undersigned will cast shares in the affirmative or the negative, or in abstention, in the same proportion as those shares for which instructions have been received by contract owners of the referenced separate account.

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting of Shareholders to be held on

March 24, 2014. The Proxy Statement for this Meeting is available at www.2voteproxy.com/sunamerica

Note: Please sign exactly as your name(s) appears on the ballot. If you are signing this ballot for a corporation, estate, trust or other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.

▶	Signature
Printed Name/Title
Date
Proposal(s) listed on reverse side. SST14-ICD-Front-1.07

The Boards recommend a vote FOR ALL the nominees named in Proposal 1 and FOR Proposals 2, 3, 4 and 5. If no direction is given, this ballot will be voted “FOR” the proposals and at the discretion of the Proxies on other matters that may properly come before the Meeting.

PLEASE MARK BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

☐ Express Vote Option: To vote ALL accounts as the Board recommends for the proposals, mark the box at the left. No other vote is necessary.

1.	Election of seven Trustees to the Board of Trustees (the “Board”).
	(01) Carl D. Covitz	(02) Gilbert Ray			(03) Allan L. Sher	(04) Bruce G. Willison
	(05) Garrett F. Bouton	(06) Peter A. Harbeck			(07) Jane Jelenko

		FOR	WITHHOLD	FOR ALL		FOR	WITHHOLD	FOR ALL
		ALL	ALL	EXCEPT		ALL	ALL	EXCEPT
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐
(Instruction: To withhold authority to vote for any individual nominee(s), write the number(s) of the nominee(s) on the line(s) above.)

2.	To Approve Amended and Restated Declaration of Trust, as follows:
2A.	To permit the Board to amend the Declaration of Trust in any respect in the future without shareholder approval	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

2B.	To permit the Board to authorize the reorganization of the Trust, a Portfolio or a class without shareholder approval when permitted by applicable law	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

2C.	To permit the Board to determine circumstances under which a Portfolio may involuntarily redeem a shareholder’s shares	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

2D.	To effect certain other changes	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

3.	To Adopt, Revise or Eliminate Fundamental Investment Policies of the Portfolios, as follows:

3A.	To Revise Fundamental Policy Regarding Borrowing Money	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

3B.	To Revise Fundamental Policy Regarding Underwriting	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

3C.	To Revise Fundamental Policy Regarding Lending	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

3D.	To Adopt or Revise Fundamental Policy Regarding Issuance of Senior Securities	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

3E.	To Adopt or Revise Fundamental Policy Regarding Investing in Real Estate	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

3F.	To Adopt of Revise Fundamental Policy Regarding Investing in Commodities	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

3G.	To Revise Fundamental Policy Regarding Concentration	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

3H.	To Remove Fundamental Policy Regarding Diversification	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

3I.	To Remove Fundamental Policy Regarding Purchase of Securities on Margin	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

3J.	To Remove Fundamental Policy Regarding Short Sales	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

4.	To Change the Subclassification from Diversified to Nondiversified (SunAmerica Series Trust: Real Estate Portfolio Only)

		FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
	[Fund Name Prints Here]	☐	☐	☐	[Fund Name Prints Here]	☐	☐	☐

5.	To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.
			PLEASE SIGN AND DATE ON REVERSE SIDE			SST14-1CD-Back 1.06